Filed electronically with the Securities and Exchange Commission on
                                  March 1, 2000


                                                            File No. 333-42337
                                                            File No. 811-08395


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                           Pre-Effective Amendment No.                       /_/
                         Post-Effective Amendment No. 6                      /X/
                                     and/or          ---
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                 Amendment No. 8                             /X/
                                              ---

                    Kemper Global/International Series, Inc.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza Street, Chicago, IL 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                           --------------
                                Kathryn L. Quirk
                        Scudder Kemper Investments, Inc.
                       345 Park Avenue, New York, NY 10154
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/_/  Immediately upon filing pursuant to paragraph (b)
/_/  60 days after filing pursuant to paragraph (a) (1)
/_/  75 days after filing pursuant to paragraph (a) (2)
/X/  On March 1, 2000 pursuant to paragraph (b)
/_/  On __________________ pursuant to paragraph (a) (1)
/_/  On __________________ pursuant to paragraph (a) (2) of Rule 485

     If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                      WORLD (SM)

March 1, 2000

Prospectus

                                               KEMPER GLOBAL/INTERNATIONAL FUNDS

                                             Kemper Emerging Markets Income Fund

                                     Kemper International Growth And Income Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                             [LOGO] KEMPER FUNDS

HOW THE                        INVESTING IN
FUNDS WORK                     THE FUNDS

2   Kemper Emerging            22  Choosing A Share
    Markets Income Fund            Class

8   Kemper International       27  How To Buy Shares
    Growth And Income Fund
                               28  How To Exchange Or
                                   Sell Shares

                               29  Policies You Should
                                   Know About

                               35  Understanding
                                   Distributions And Taxes

How The Funds Work

These funds invest mainly in foreign securities. One of the funds invests mainly in stocks, the other mainly in bonds. Each fund focuses on a particular region of the world or a particular investment theme, and follows its own investment goal.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS CLASS:   A) KEIAX   B) KEIBX   C) KEICX



Kemper Emerging Markets Income Fund


FUND GOAL The fund seeks high current income, with long-term capital appreciation a secondary goal.

                     2 | Kemper Emerging Markets Income Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund normally invests at least 65% of total assets in high yield bonds and other debt securities issued by governments and corporations in emerging market countries, which are located in Latin America, Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests exclusively in securities that are either denominated in U.S. dollars or are protected from currency risk by the use of hedging techniques. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 35% of total assets in debt or equity securities from developed markets and up to 20% of total assets in U.S. debt securities including those that are rated below investment-grade.

In making their buy and sell decisions, the portfolio managers typically consider a number of factors, including economic outlooks, interest rate movements, inflation trends, security characteristics and changes in supply and demand within global bond markets. In choosing individual bonds, the managers use independent analysis to look for bonds that have attractive yields and good credit. The managers may favor securities from different countries and issuers at different times, while still maintaining variety in terms of countries and types of issuers represented.


Although the managers may adjust the fund's duration (a measure of sensitivity to interest rates), they generally intend to keep it between 2.5 and 5.5 years.




---[ICON]-----------------------------------------------------------------------
               OTHER INVESTMENTS


This fund normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.


The fund could put up to 35% of total assets in bonds with higher credit quality, but normally invests less in them.

                     3 | Kemper Emerging Markets Income Fund

--------------------------------------------------------------------------------
The Main Risks of Investing in the Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

For this fund, one main factor is how emerging market economies perform. Emerging markets tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be vulnerable to bad economic news. Another factor is credit risk: in some cases, bonds may decline in credit quality or go into default.

The fact that the fund is not diversified and may invest in securities of relatively few issuers increases its risk, because any factors affecting a given issuer could affect performance. Similarly, if the fund emphasizes a given market, such as Latin America, or a given industry, factors affecting that market or industry will affect performance.


A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% decline in value for every year of duration.)


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, issuers, industries or other matters

o some types of bonds could be paid off earlier than expected, which would hurt the fund's performance

o    derivatives could produce disproportionate losses


o at times, it could be hard to value some investments or to get an attractive price for them

o if hedging techniques don't work as expected, currency fluctuations could cause foreign investments to lose value


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund is designed for investors who want more aggressive international diversification for the income component of an investment portfolio.

--------------------------------------------------------------------------------

                     4 | Kemper Emerging Markets Income Fund

--------------------------------------------------------------------------------
Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For comparison, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                 -36.38           22.39




--------------------------------------------------------------------------------
                                                  1998             1999
--------------------------------------------------------------------------------

Best quarter: 11.87%, Q4 1999         Worst quarter: -38.46%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------

                                         Since 12/31/98    Since 12/31/97
                                         1 Year            Life of Class
--------------------------------------------------------------------------------
Class A                                  16.79%            -13.77%
--------------------------------------------------------------------------------
Class B                                  18.39             -13.69
--------------------------------------------------------------------------------
Class C                                  21.24             -12.57
--------------------------------------------------------------------------------
Index                                    25.97               3.87
--------------------------------------------------------------------------------

Index: JP Morgan Emerging Markets Bond Index Plus (EMBI+), an unmanaged index that tracks total returns for emerging market debt instruments that trade outside the country of issue.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns from the date of inception through 1999 would have been lower if operating expenses hadn't been reduced.


                     5 | Kemper Emerging Markets Income Fund

--------------------------------------------------------------------------------
How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A     Class B    Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                            4.50%      None        None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                                None*      4.00%       1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      1.00%      1.00%       1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None       0.75        0.75
--------------------------------------------------------------------------------
Other Expenses**                                    4.93       5.40        5.93
--------------------------------------------------------------------------------
Total Annual Operating Expenses                     5.93       7.15        7.68
--------------------------------------------------------------------------------
Expense Reimbursement                               4.25       4.59        5.15
--------------------------------------------------------------------------------
Net Annual Operating Expenses***                    1.68       2.56        2.53
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.68% for Class A shares, 2.56% for Class B shares and 2.53% for Class C shares through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                         1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $613      $1,772       $2,910      $5,664
--------------------------------------------------------------------------------
Class B shares                    659       1,992        3,265       5,868
--------------------------------------------------------------------------------
Class C shares                    356       1,788        3,239       6,539
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $613      $1,772       $2,910      $5,664
--------------------------------------------------------------------------------
Class B shares                    259       1,692        3,065       5,868
--------------------------------------------------------------------------------
Class C shares                    256       1,788        3,239       6,539
--------------------------------------------------------------------------------


                     6 | Kemper Emerging Markets Income Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of its average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

---[ICON]-----------------------------------------------------------------------
               FUND MANAGERS

The following people handle the fund's day-to-day management:

M. Isabel Saltzman              Susan E. Dahl
Lead Portfolio Manager         o Began investment career
o Began investment career        in 1987
  in 1979                      o Joined the advisor in
o Joined the advisor in 1990     1987
o Joined the fund team         o Joined the fund team
  in 1997                        in 1997

                     7 | Kemper Emerging Markets Income Fund

TICKER SYMBOLS CLASS: A) KIGAX B) KIGBX C) KIGCX



Kemper International Growth And Income Fund


FUND GOAL The fund seeks long-term growth of capital and current income.

                 8 | Kemper International Growth and Income Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy

The fund normally invests at least 80% of net assets in foreign common stocks and other equities (equities issued by foreign-based companies and listed on foreign exchanges). The fund generally focuses on common stocks of established companies and only invests in countries with developed economies (other than the United States).

In choosing stocks, the portfolio managers begin by screening for yields. Each month, they examine a universe of about 1,200 stocks, seeking those with dividends at least 25% above either the stock's three-year average or the median for the stock's local market.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies with sound balance sheets, good business prospects, strong competitive positioning and effective management. The managers assemble the fund's portfolio from among the qualifying stocks, drawing on analysis of economic outlooks for various countries and industries.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when its dividends are 25% lower than either the stock's own three-year average or the median for the stock's local market. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

---[ICON]-----------------------------------------------------------------------
               OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in foreign debt securities, primarily investment-grade (i.e., in the top four credit grades).


                 9 | Kemper International Growth and Income Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well.

Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o to the extent that the fund focuses on income, it may end up avoiding opportunities in faster-growing industries or companies

o bond investments could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who are looking for a broadly diversified international fund with current income may want to consider this fund.

--------------------------------------------------------------------------------

                10 | Kemper International Growth and Income Fund

--------------------------------------------------------------------------------
Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For comparison, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                                   8.94           14.82




--------------------------------------------------------------------------------
                                                  1998             1999
--------------------------------------------------------------------------------

Best quarter: 14.21%, Q1 1999         Worst quarter: -16.55%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------

                                               Since 12/31/98  Since 12/31/97
                                               1 Year          Life of Class
--------------------------------------------------------------------------------
Class A                                        8.18%           8.57%
--------------------------------------------------------------------------------
Class B                                        10.85            9.53
--------------------------------------------------------------------------------
Class C                                        13.99           10.97
--------------------------------------------------------------------------------
Index                                          28.27           23.60
--------------------------------------------------------------------------------

Index: Morgan Stanley Capital International World+Canada Index, an unmanaged index of global stock markets, excluding the U.S.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns from the date of inception through 1999 would have been lower if operating expenses hadn't been reduced.


                11 | Kemper International Growth and Income Fund

--------------------------------------------------------------------------------
How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                             5.75%      None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                                 None*      4.00%      1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       1.00%      1.00%      1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                             None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                     6.97       7.28       6.88
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      7.97       9.03       8.63
--------------------------------------------------------------------------------
Expense Reimbursement                                6.16       6.34       5.97
--------------------------------------------------------------------------------
Net Annual Operating Expenses***                     1.81       2.69       2.66
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.81% for Class A shares, 2.69% for Class B shares and 2.66% for Class C shares through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $748      $2,254       $3,671       $6,861
--------------------------------------------------------------------------------
Class B shares                    672       2,347        3,881        6,952
--------------------------------------------------------------------------------
Class C shares                    369       1,973        3,555        7,033
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $748      $2,254       $3,671       $6,861
--------------------------------------------------------------------------------
Class B shares                    272       2,047        3,681        6,952
--------------------------------------------------------------------------------
Class C shares                    269       1,973        3,555        7,033
--------------------------------------------------------------------------------


                12 | Kemper International Growth and Income Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of its average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

---[ICON]-----------------------------------------------------------------------
               FUND MANAGERS

The following people handle the fund's day-to-day management:

Sheridan P. Reilly           Lauren C. Lambert
Lead Portfolio Manager       o Began investment career
o Began investment career      in 1987
  in 1987                    o Joined the advisor in
o Joined the advisor in 1995   1994
o Joined the fund team in    o Joined the fund team in
  1998                         1999

Irene Cheng
o Began investment career
  in 1985
o Joined the advisor in 1993
o Joined the fund team in
  1998

                13 | Kemper International Growth and Income Fund

--------------------------------------------------------------------------------
Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, either of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o Although the funds are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all. With derivatives there is a risk that they could produce disproportionate losses.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Thisprospectus doesn't tell you about every policy or risk of investing in a fund. For more information, request a copy of the Statement of Additional Information (see back cover).

--------------------------------------------------------------------------------

                          14 | Other Policies and Risks

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Scudder Kemper is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

                          15 | Other Policies and Risks

--------------------------------------------------------------------------------
Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Emerging Markets Income Fund

Class A

--------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
--------------------------------------------------------------------------------

Net asset value, beginning of period                        $5.39     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                       .52       .64
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .34     (4.14)
--------------------------------------------------------------------------------
  Total from investment operations                            .86     (3.50)
--------------------------------------------------------------------------------
Less distribution from net investment income                  .59       .61
--------------------------------------------------------------------------------
Net asset value, end of period                              $5.66     $5.39
--------------------------------------------------------------------------------
Total return (not annualized) (%)                           16.93    (38.39)
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      5.23      1.68
--------------------------------------------------------------------------------
Expenses, net (excluding interest) (%)                       1.66      2.46
--------------------------------------------------------------------------------
Expenses, net (%)                                            1.86      5.12
--------------------------------------------------------------------------------
Net investment income (%)                                    9.47     10.59
--------------------------------------------------------------------------------

(a)  Per share data was calculated with average shares outstanding.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.


                            16 | Financial Highlights

Class B

Years ended October 31,                                     1999(a)  1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $5.38     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                       .47       .53
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .33     (4.09)
--------------------------------------------------------------------------------
  Total from investment operations                            .80     (3.56)
--------------------------------------------------------------------------------
Less distribution from net investment income                  .54       .56
--------------------------------------------------------------------------------
Net asset value, end of period                              $5.64     $5.38
--------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.74    (38.87)
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      6.45      2.56
--------------------------------------------------------------------------------
Expenses, net (excluding interest) (%)                       2.58      3.34
--------------------------------------------------------------------------------
Expenses, net (%)                                            2.78      6.75
--------------------------------------------------------------------------------
Net investment income (%)                                    8.55      9.71
--------------------------------------------------------------------------------

(a)  Per share data was calculated with average shares outstanding.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.


                            17 | Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
--------------------------------------------------------------------------------

Net asset value, beginning of period                        $5.39     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                       .46       .54
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .33     (4.09)
--------------------------------------------------------------------------------
  Total from investment operations                            .79     (3.55)
--------------------------------------------------------------------------------
Less distribution from net investment income                  .54       .56
--------------------------------------------------------------------------------
Net asset value, end of period                              $5.64     $5.39
--------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.59    (38.75)
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      6.98      2.53
--------------------------------------------------------------------------------
Expenses, net (excluding interest) (%)                       2.59      3.31
--------------------------------------------------------------------------------
Expenses, net (%)                                            2.79      6.72
--------------------------------------------------------------------------------
Net investment income (%)                                    8.54      9.74
--------------------------------------------------------------------------------

Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended October 31,                                   1999      1998(b)
--------------------------------------------------------------------------------
Net assets at end of period                            $6,090,569  5,040,189
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                  384         294
--------------------------------------------------------------------------------

(a)  Per share data was calculated with average shares outstanding.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Ratios to Average Net Assets are computed without this expense waiver or absorption.


                            18 | Financial Highlights

Kemper International Growth And Income Fund

Class A

--------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
--------------------------------------------------------------------------------

Net asset value, beginning of period                        $9.73     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                       .15       .13
--------------------------------------------------------------------------------
  Net realized and unrealized gain                            .79       .20
--------------------------------------------------------------------------------
  Total from investment operations                            .94       .33
--------------------------------------------------------------------------------
Less distribution from net investment income                  .05       .10
--------------------------------------------------------------------------------
Net asset value, end of period                             $10.62     $9.73
--------------------------------------------------------------------------------
Total return (not annualized) (%)                            9.51      3.31
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      5.65     13.58
--------------------------------------------------------------------------------
Expenses, net (%)                                            1.81      1.81
--------------------------------------------------------------------------------
Net investment income (%)                                    1.40      1.54
--------------------------------------------------------------------------------

Class B

--------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
--------------------------------------------------------------------------------

Net asset value, beginning of period                        $9.71     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                       .05       .04
--------------------------------------------------------------------------------
  Net realized and unrealized gain                            .79       .22
--------------------------------------------------------------------------------
  Total from investment operations                            .84       .26
--------------------------------------------------------------------------------
Less distribution from net investment income                  .01       .05
--------------------------------------------------------------------------------
Net asset value, end of period                             $10.54     $9.71
--------------------------------------------------------------------------------
Total return (not annualized) (%)                            8.69      2.64
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      6.76     15.21
--------------------------------------------------------------------------------
Expenses, net (%)                                            2.69      2.69
--------------------------------------------------------------------------------
Net investment income (%)                                     .52       .66
--------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.


                            19 | Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
--------------------------------------------------------------------------------

Net asset value, beginning of period                        $9.71     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                       .06       .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain                            .79       .21
--------------------------------------------------------------------------------
  Total from investment operations                            .85       .26
--------------------------------------------------------------------------------
Less distribution from net investment income                  .02       .05
--------------------------------------------------------------------------------
Net asset value, end of period                             $10.54     $9.71
--------------------------------------------------------------------------------
Total return (not annualized) (%)                            8.73      2.65
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      6.38     15.18
--------------------------------------------------------------------------------
Expenses, net (%)                                            2.66      2.66
--------------------------------------------------------------------------------
Net investment income (%)                                     .55       .69
--------------------------------------------------------------------------------

Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended October 31,                                    1999     1998(b)
--------------------------------------------------------------------------------
Net assets at end of period                            $5,207,827   4,270,979
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                  151           97
--------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Ratios to Average Net Assets are computed without this expense waiver or absorption.


                            20 | Financial Highlights

Investing In The Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

--------------------------------------------------------------------------------
Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
 Classes and features                    Points to help you compare
--------------------------------------------------------------------------------
 Class A
 o Sales charges of up to 5.75%,         o Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
 o In most cases, no charges when you      charges; see page 23.
   sell shares                           o Total annual expenses are lower
 o No distribution fee                     than those for Class B or Class C
--------------------------------------------------------------------------------
 Class B
 o No charges when you buy shares        o The deferred sales charge rate
 o Deferred sales charge of up to          falls to zero after six years
   4.00%, charged when you sell shares   o Shares automatically convert to
   you bought within the last six years    Class A six years after purchase,
 o 0.75% distribution fee                  which means lower annual expenses
                                           going forward
--------------------------------------------------------------------------------
 Class C
 o No charges when you buy shares        o The deferred sales charge rate is
 o Deferred sales charge of 1.00%,         lower, but your shares never
   charged when you sell shares you        convert to Class A, so annual
   bought within the last year             expenses remain higher
 o 0.75% distribution fee
--------------------------------------------------------------------------------

                           22 | Choosing A Share Class

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

Kemper Emerging Markets Income Fund

                      Sales charge     Sales charge
                      as a % of        as a % of your
Your investment       offering price   net investment
---------------------------------------------------------
Up to $100,000        4.50%            4.71%
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------

Kemper International Growth And Income Fund

                      Sales charge     Sales charge
                      as a % of        as a % of your
Your investment       offering price   net investment
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several Kemper funds at once ("combined purchases")

                           23 | Choosing A Share Class

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

You may be able to buy Class A shares without sales charges when you are:

o    investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o    buying shares with reinvested dividends or distributions

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

--------------------------------------------------------------------------------

                           24 | Choosing A Share Class

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None (automatic conversion
                               to Class A)
-----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares are designed for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

--------------------------------------------------------------------------------

                           25 | Choosing A Share Class

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:

Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.

--------------------------------------------------------------------------------

                           26 | Choosing A Share Class

--------------------------------------------------------------------------------
How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

--------------------------------------------------------------------------------
 First investment                        Additional investments
--------------------------------------------------------------------------------
 $1,000 or more for regular accounts     $100 or more for regular accounts
 $250 or more for IRAs                   $50 or more for IRAs
                                         $50 or more with an Automatic
                                         Investment Plan
--------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative using     o Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
--------------------------------------------------------------------------------
 By mail or express mail (see below)

 o Fill out and sign an application      o Send a check and a Kemper
 o Send it to us at the appropriate        investment slip to us at the
   address, along with an investment       appropriate address below
   check                                 o If you don't have an investment
                                           slip, simply include a letter with
                                           your name, account number, the full
                                           name of the fund and the share class
                                           and your investment instructions
--------------------------------------------------------------------------------
 By wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
 By phone
 --                                      o Call (800) 621-1048 for
                                           instructions
--------------------------------------------------------------------------------
 With an automatic investment plan

 --                                      o To set up regular investments,
                                           call (800) 621-1048
--------------------------------------------------------------------------------
 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
--------------------------------------------------------------------------------





Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

                             27 | How to Buy Shares

--------------------------------------------------------------------------------
How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
 Exchanging into another fund            Selling shares
--------------------------------------------------------------------------------
 $1,000 or more to open a new account    Some transactions, including most
 $100 or more for exchanges between      for over $50,000, can only be
 existing accounts                       ordered in writing with a signature
                                         guarantee; if you're in doubt, see
                                         page 31
--------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative by the    o Contact your representative by
   method that's most convenient for       the method that's most convenient
   you                                     for you
--------------------------------------------------------------------------------
 By phone or wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
 By mail, express mail or fax
 (see previous page)

 Write a letter that includes:           Write a letter that includes:

 o the fund, class and account number    o the fund, class and account
   you're exchanging out of                number from which you want to
 o the dollar amount or number of          sell shares
   shares you want to exchange           o the dollar amount or number of
 o the name and class of the fund you      shares you want to sell
   want to exchange into                 o your name(s), signature(s) and
 o your name(s), signature(s) and          address, as they appear on your
   address, as they appear                 account
   on your account                       o a daytime telephone number
 o a daytime telephone number
--------------------------------------------------------------------------------
 With a systematic exchange plan         With a systematic withdrawal plan

 o To set up  regular exchanges from a   o To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
--------------------------------------------------------------------------------
 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
--------------------------------------------------------------------------------

                       28 | How to Exchange Or Sell Shares

--------------------------------------------------------------------------------
Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

                       29 | Policies You Should Know About

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized privileges, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

--------------------------------------------------------------------------------

                       30 | Policies You Should Know About

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o    the death or disability of an account owner (including a joint owner)

o    withdrawals made through a systematic withdrawal plan

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer is waiving the applicable commission.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

--------------------------------------------------------------------------------

                       31 | Policies You Should Know About

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

                       32 | Policies You Should Know About

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

                        TOTAL ASSETS - TOTAL LIABILITIES
                       ----------------------------------     = NAV
                       TOTAL NUMBER OF SHARES OUTSTANDING

For each fund and share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

                       33 | Policies You Should Know About

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

--------------------------------------------------------------------------------
Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

--------------------------------------------------------------------------------

                   35 | Understanding Distributions And Taxes

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
-------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------
o income dividends you receive from a fund
-------------------------------------------------------
o short-term capital gains distributions received from a
  fund
-------------------------------------------------------

Generally taxed at capital gains rates
-------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------
o long-term capital gains distributions received from a
  fund
-------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

--------------------------------------------------------------------------------
Notes

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports - These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call (800) 621-1048.


Statement of Additional Information (SAI) - This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


SEC
450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048




SEC File Numbers
Kemper Emerging Markets Income Fund          811-08395
Kemper International Growth And Income Fund  811-08395


Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048


[LOGO] KEMPER FUNDS
Long-term investing in a short-term world (SM)

Kemper Global and International Funds

Kemper Emerging Markets Income Fund
Kemper International Growth and Income Fund

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 2000
--------------------------------------------------------------------------------

The following information supplements the prospectus for Kemper Emerging Markets Income Fund and Kemper International Growth and Income Fund:

At a meeting of the Board of Directors of Kemper Global/International Series, Inc., the Board voted to redeem the outstanding shares of the Kemper Emerging Markets Income Fund and the Kemper International Growth and Income Fund (each, a "Fund" and collectively, the "Funds"). It is expected that the shares of the Funds will be redeemed on or about May 26, 2000. The redemption of shares on May 26, 2000, and any shareholder redemptions or exchanges prior thereto, may be a taxable event for shareholders with the exception of those participating in a qualified retirement plan, IRA or other tax-advantaged account.

Each Fund has been closed to new investment (except for purchases by certain employee benefit plans). Shareholders may redeem their shares or exchange to another Kemper fund until the date of final redemption. Redemption on May 26, 2000 will not be subject to any contingent deferred sales charge; however, redemptions prior to that date may be subject to a contingent deferred sales charge as described in the prospectus.

March 1, 2000

                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)
March 1, 2000
Prospectus


                                               KEMPER GLOBAL/INTERNATIONAL FUNDS

                                                            Growth Fund Of Spain

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                             [LOGO] KEMPER FUNDS

HOW THE                    INVESTING IN
FUND WORKS                 THE FUND

  2 Growth Fund Of Spain    13 Choosing A Share
                               Class
  8 Other Policies and
    Risks                   18 How To Buy Shares

 10 Financial Highlights    19 How To Exchange Or
                               Sell Shares

                            20 Policies You Should
                               Know About

                            27 Understanding
                               Distributions
                               And Taxes

How The Fund Works

This fund invests mainly in foreign stocks. The fund focuses on a particular region of the world, and follows its own investment goal.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS CLASS: A) KSPAX  B) KSPBX  C) KSPCX


Growth Fund Of Spain

         FUND GOAL The fund seeks long-term capital appreciation.


                            2 | Growth Fund Of Spain

The Fund's Main Strategy


         The fund normally invests at least 65% of total assets in common stocks and other equities of Spanish issuers (equities that are issued by companies organized under the laws of Spain or traded on the Spanish securities markets and doing business in Spain). The fund may invest up to 35% of total assets in equities of Portuguese and other non-Spanish companies.

         In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

         Bottom-up research. The managers look for individual companies with attractive prices relative to potential growth and effective management, among other factors.


         Growth orientation. The managers generally look for companies that have the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

         Top-down analysis. The managers consider the economic outlooks -- both short-term and long-term -- for various sectors and industries.


         The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

         The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry.


[ICON]--------------------------------------------------------------------------

OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 25% of total assets in unlisted equity and debt securities (securities that are not listed on an exchange) and may invest up to 35% of total assets in investment-grade debt securities denominated in pesetas or U.S. dollars.



                            3 | Growth Fund Of Spain

The Main Risks Of Investing In The Fund

         There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


         The most important factor with this fund is how Iberian stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Iberian stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Iberian companies could be hurt by such factors as regional economic downturns, labor problems, currency devaluations or difficulties with the European Economic and Monetary Union (EMU). Iberian stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquidity in the securities market and a higher risk that essential information may be incomplete or wrong.


         Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund is not diversified and may invest in relatively few companies increases fund risk, because any factors affecting a given company could affect performance. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

         Other factors that could affect performance include:


         o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

         o        growth stocks may be out of favor for certain periods

         o at times, it could be hard to value some investments or to get an attractive price for them; this risk is higher with unlisted securities


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who believe the Iberian countries (Spain and Portugal) may offer attractive long-term growth opportunities may want to consider this fund.

--------------------------------------------------------------------------------


                            4 | Growth Fund Of Spain

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

The performance of Class A shares in the bar chart and performance table reflects performance from when the fund was a closed-end fund (through 12/11/98). Because the fund had no daily sales and redemptions, its performance as a closed-end fund may have been different than if it had operated as an open-end fund.

For comparison, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     1991       15.82
     1992      -23.48
     1993       28.79
     1994        2.26
     1995       22.11
     1996       31.12
     1997       19.47
     1998       49.85
     1999       -5.24


Best quarter: 32.17%, Q1 1998         Worst quarter: -21.84%, Q3 1992

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------

               Since        Since
               12/31/98     12/31/94     Since 2/14/90     Since 12/14/98
               1 Year       5 Years      Life of Class A*  Life of Class B/C*
------------------------------------------------------------------------------
Class A        -10.69%      20.66%       11.17%                 --
------------------------------------------------------------------------------
Class B          -8.11      --            --                 -1.14%
------------------------------------------------------------------------------
Class C          -6.20      --            --                  0.82
------------------------------------------------------------------------------
Index            18.35      30.40        19.64               18.35
------------------------------------------------------------------------------

Index: IBEX 35 Index, a capitalization-weighted index of the 35 most liquid Spanish stocks traded on the continuous markets.


* Inception date for Class A shares is 2/14/90 (the inception of the fund's predecessor, The Growth Fund of Spain, Inc.). Inception date for Class B and C shares is 12/14/98. Index comparisons begin on 2/28/90 for Class A shares and 12/31/98 for Class B and C shares.

The table includes the effects of maximum sales loads.



                            5 | Growth Fund Of Spain

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                           Class A Class B  Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                            5.75%   None     None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                                None*   4.00%    1.00%
--------------------------------------------------------------------------------
Redemption fee** (as % of amount redeemed)          2.00%   2.00%    2.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.75%   0.75%    0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                            None    0.75     0.75
--------------------------------------------------------------------------------
Other Expenses***                                   1.22    1.36     1.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses                     1.97    2.86     2.81
--------------------------------------------------------------------------------
Expense Reimbursement                               0.17    0.01     0.01
--------------------------------------------------------------------------------
Net Annual Operating Expenses****                   1.80    2.85     2.80
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** A 2% redemption fee, which is retained by the fund, is imposed upon redemptions or exchanges of shares held less than one year, with limited exceptions (see "Policies You Should Know About").

*** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

**** By contract, total operating expenses are capped at 1.80% for Class A shares, 2.85% for Class B shares and 2.80% for Class C shares through 2/28/2001.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $747      $1,142       $1,562      $2,726
--------------------------------------------------------------------------------
Class B shares                    688       1,185        1,708       2,780
--------------------------------------------------------------------------------
Class C shares                    383         870        1,483       3,137
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $747      $1,142       $1,562      $2,726
--------------------------------------------------------------------------------
Class B shares                    288         885        1,508       2,780
--------------------------------------------------------------------------------
Class C shares                    283         870        1,483       3,137
--------------------------------------------------------------------------------



                            6 | Growth Fund Of Spain

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.75% of its average daily net assets.

[ICON]--------------------------------------------------------------------------

FUND MANAGERS

The following people handle the fund's day-to-day management:

Joan R. Gregory              Nicholas Bratt
Lead Portfolio Manager       o Began investment career
o Began investment career      in 1974
  in 1989                    o Joined the advisor in
o Joined the advisor in 1992   1976
o Joined the fund team       o Joined the fund team
  in 1998                      in 1998

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------


                            7 | Growth Fund Of Spain

Other Policies And Risks

         While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

         o The fund's Board could change the fund's investment goal without seeking shareholder approval.

         o As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

         o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, the fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

         o Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all. With derivatives there is a risk that they could produce disproportionate losses.


         Keep in mind that there is no assurance that any mutual fund will achieve its goal.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

         This prospectus doesn't tell you about every policy or risk of investing in the fund. For more information, request a copy of the Statement of Additional Information (see back cover).

--------------------------------------------------------------------------------



                          8 | Other Policies And Risks

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Scudder Kemper is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.



                          9 | Other Policies And Risks

Financial Highlights

These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Class A


--------------------------------------------------------------------------------
Years ended
November 30,       1999(a)(c) 1998(d)    1997      1996     1995      1994
--------------------------------------------------------------------------------
Net asset value,
beginning of period  $23.42   $19.06    $15.67    $13.33   $12.40    $10.67
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment
  income                .05      .11       .24       .36      .37       .32
--------------------------------------------------------------------------------
  Net realized and
  unrealized
  gain (loss)         (.75)     5.72      4.15      2.69     1.01      1.41
--------------------------------------------------------------------------------
  Total from
  investment
  operations          (.70)     5.83      4.39      3.05     1.38      1.73
--------------------------------------------------------------------------------
Less dividends:
--------------------------------------------------------------------------------
  Distribution from
  net investment
  income                .14      .11       .17       .42      .45        --
--------------------------------------------------------------------------------
  Distribution from
  net realized gain    1.72     1.36       .83       .29       --        --
--------------------------------------------------------------------------------
  Total dividends      1.86     1.47      1.00       .71      .45        --
--------------------------------------------------------------------------------
Net asset value,
end of period        $20.86   $23.42    $19.06    $15.67   $13.33    $12.40
--------------------------------------------------------------------------------
Total return
(not annualized) (%) (3.38)   32.90(b)  29.86(b)  24.12(b) 11.62(b)  16.21(b)
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses,
before expense
reductions (%)         1.97     1.43      1.22      1.25     1.22      1.23
--------------------------------------------------------------------------------
Expenses, net (%)      1.96     1.43      1.22      1.25     1.22      1.23
--------------------------------------------------------------------------------
Net investment
income (%)              .29      .58      1.29      2.46     2.89      2.57
--------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) The performance of Class A shares reflects performance of the fund in closed-end form. The fund's performance may have been lower if it had operated as an open-end fund during these periods.

(c)      Year ended October 31.

(d)      Eleven months ended October 31.


                            10 | Financial Highlights

Class B
------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                 $22.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.16)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                            (2.15)
------------------------------------------------------------------------------
  Total from investment operations                                   (2.31)
------------------------------------------------------------------------------
Net asset value, end of period                                       $20.67
------------------------------------------------------------------------------
Total return (not annualized) (%)                                    (10.05)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                                2.86
------------------------------------------------------------------------------
Expenses, net (%)                                                      2.84
------------------------------------------------------------------------------
Net investment income (loss) (%)                                      (.84)
------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                 $22.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.14)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                            (2.17)
------------------------------------------------------------------------------
  Total from investment operations                                   (2.31)
------------------------------------------------------------------------------
Net asset value, end of period                                       $20.67
------------------------------------------------------------------------------
Total return (not annualized) (%)                                    (10.05)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                                2.81
------------------------------------------------------------------------------
Expenses, net (%)                                                      2.79
------------------------------------------------------------------------------
Net investment income (loss) (%)                                      (.79)
------------------------------------------------------------------------------

Supplemental data for all classes


------------------------------------------------------------------------------
Years ended
November 30,             1999(b)  1998(c)    1997     1996     1995    1994
------------------------------------------------------------------------------
Net assets at end of
period (in thousands)   $66,268  387,126  315,059  263,935  227,997  213,972
------------------------------------------------------------------------------
Portfolio turnover rate
(annualized) (%)             76       10       29       45       69       85
------------------------------------------------------------------------------

(a) For the period from December 14, 1998 (commencement of Class) to October 31, 1999.

(b)      Year ended October 31.

(c)      Eleven months ended October 31.

Note: Total return does not reflect the effect of any sales charges.




                            11 | Financial Highlights

Investing In The Fund

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.




--------------------------------------------------------------------------------
 Classes and features                    Points to help you compare
--------------------------------------------------------------------------------

 Class A

 o Sales charges of up to 5.75%,         o Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see page 14
 o No distribution fee
                                         o Total annual expenses are lower than
                                           those for Class B or Class C
--------------------------------------------------------------------------------

 Class B

 o No charges when you buy shares        o The deferred sales charge rate falls
                                           to zero after six years
 o Deferred sales charge of up to
   4.00%, charged when you sell shares   o Shares automatically convert to
   you bought within the last six years    Class A six years after purchase,
                                           which means lower annual expenses
 o 0.75% distribution fee                  going forward
--------------------------------------------------------------------------------

 Class C

 o No charges when you buy shares        o The deferred sales charge rate is
                                           lower, but your shares never
 o Deferred sales charge of 1.00%,         convert to Class A, so annual
   charged when you sell shares you        expenses remain higher
   bought within the last year

 o 0.75% distribution fee
------------------------------------------------------------------------------



                           13 | Choosing A Share Class

Class A shares

Class A shares have a sales charge that varies with the amount you invest:


                    Sales charge     Sales charge
                      as a % of      as a % of your
Your investment     offering price   net investment
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See below and next page
-----------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several Kemper funds at once ("combined purchases")


The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

                           14 | Choosing A Share Class

You may be able to buy Class A shares without sales charges when you are:

o        investing through certain workplace retirement plans


o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services


o        buying shares with reinvested dividends or distributions

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

--------------------------------------------------------------------------------

                           15 | Choosing A Share Class

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None
                               (automatic conversion to
                               Class A)
-----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares are designed for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

--------------------------------------------------------------------------------


                           16 | Choosing A Share Class

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:


Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.

--------------------------------------------------------------------------------

                           17 | Choosing A Share Class

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

------------------------------------------------------------------------------
 First investment                        Additional investments
------------------------------------------------------------------------------

 $1,000 or more for regular accounts     $100 or more for regular accounts

 $250 or more for IRAs                   $50 or more for IRAs

                                         $50 or more with an Automatic
                                         Investment Plan
------------------------------------------------------------------------------

 Through a financial representative

 o Contact your representative using     o Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------

 By mail or express mail (see below)

 o Fill out and sign an application      o Send a check and a Kemper
                                           investment slip to us at the
 o Send it to us at the appropriate        appropriate address below
   address, along with an
   investment check                      o If you don't have an investment
                                           slip, simply include a letter with
                                           your name, account number, the full
                                           name of the fund and the share class
                                           and your investment instructions
------------------------------------------------------------------------------

 By wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

 By phone
 --                                      o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

 With an automatic investment plan

 --                                      o To set up regular investments,
                                           call (800) 621-1048
------------------------------------------------------------------------------

 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)




                           18 | How to Buy Shares

How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.


------------------------------------------------------------------------------
 Exchanging into another fund            Selling shares
------------------------------------------------------------------------------

 $1,000 or more to open a new account    Some transactions, including most
                                         for over $50,000, can only be
 $100 or more for exchanges between      ordered in writing with a signature
 existing accounts                       guarantee; if you're in doubt, see
                                         page 22
------------------------------------------------------------------------------

 Through a financial representative

 o Contact your representative by the    o Contact your representative by
   method that's most convenient for       the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------

 By phone or wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

 By mail, express mail or fax
 (see previous page)

Write a letter that includes:            Write a letter that includes:

 o the fund, class and account number    o the fund, class and account
   you're exchanging out of                number from which you want to
                                           sell shares
 o the dollar amount or number of
   shares you want to exchange           o the dollar amount or number of
                                           shares you want to sell
 o the name and class of the fund you
   want to exchange into                 o your name(s), signature(s) and
                                           address, as they appear on your
 o your name(s), signature(s) and          account
   address, as they appear on your
   account                               o a daytime telephone number

 o a daytime telephone number
------------------------------------------------------------------------------

 With a systematic exchange plan         With a systematic withdrawal plan

 o To set up regular exchanges from a    o To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------

 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------


                       19 | How to Exchange Or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.


                       20 | Policies You Should Know About

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized privileges, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

--------------------------------------------------------------------------------

                       21 | Policies You Should Know About

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:


o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer is waiving the applicable commission.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

--------------------------------------------------------------------------------

                       22 | Policies You Should Know About

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


                       23 | Policies You Should Know About

Upon the redemption or exchange of any class of shares of the fund held for less than one year (including redemptions-in-kind) a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to discourage short term trading in a vehicle intended for long term investment, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge and is not a commission paid to the investment manager or its subsidiaries. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to all redemptions from the fund and exchanges to other Kemper Funds. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.




                       24 | Policies You Should Know About

How the fund calculates share price

The price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class uses the following equation:


   TOTAL ASSETS - TOTAL LIABILITIES
  -----------------------------------     = NAV
  TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Because the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.




                       25 | Policies You Should Know About

Other rights we reserve

You should be aware that we may do any of the following:


o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less. The fund will satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. Shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the fund redeemed, which expenses are in addition to any applicable fee or contingent deferred sales charge.

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)



                       26 | Policies You Should Know About

Understanding Distributions And Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) The fund may not always pay a distribution for a given period.

         The fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as well.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

         Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

--------------------------------------------------------------------------------


                   27 | Understanding Distributions And Taxes

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
------------------------------------------------------------
o  short-term capital gains from selling fund shares
------------------------------------------------------------
o  income dividends you receive from the fund
------------------------------------------------------------
o  short-term capital gains distributions received from the
   fund
------------------------------------------------------------
Generally taxed at capital gains rates
------------------------------------------------------------
o  long-term capital gains from selling fund shares
------------------------------------------------------------
o  long-term capital gains distributions received from the
   fund
------------------------------------------------------------


You may be able to claim a tax credit or deduction for your share of any foreign taxes the fund pays.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.


                   28 | Understanding Distributions And Taxes

Notes

To Get More Information


Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. To reduce costs, we mail one copy per household. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov


SEC

450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds

222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Number

Growth Fund Of Spain                   811-08395

Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

Kemper Global and International Funds
Growth Fund Of Spain

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 2000
--------------------------------------------------------------------------------

The following information supplements the prospectus for Growth Fund Of Spain:

The Board of Directors of Kemper Global/International Series, Inc. approved, subject to shareholder approval, changes to the investment policies of Growth Fund Of Spain (the "Fund"). The changes which were recommended by Scudder Kemper Investments, Inc., the Fund's investment manager, would change the manner in which the Fund seeks its investment objective of long-term capital appreciation from investment primarily in Spanish equities to investment primarily in a diversified portfolio of securities issued by established foreign companies. If the changes are approved by shareholders, the Fund's name will be changed to Kemper International Research Fund and the 2% redemption fee, which is applicable to shares redeemed that have been held for less than one year, will be eliminated. The Board also approved, subject to shareholder approval, certain other changes to the Fund's investment objective and fundamental investment policies and restrictions to provide the Fund with greater flexibility by eliminating the need for shareholder approval of changes to the Fund's investment objective and policies and to bring the Fund's fundamental investment policies into conformity with other funds managed by Scudder Kemper.

It is expected that proxy materials relating to the proposed changes will be mailed to the Fund's shareholders in February 2000. A Special Meeting of Shareholders to vote on the proposed changes is expected to be held on or about April 6, 2000.


March 1, 2000

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)



March 1, 2000

Prospectus


             K E M P E R  G L O B A L / I N T E R N A T I O N A L  F U N D S


                                                    Kemper Asian Growth Fund

                                         Kemper Emerging Markets Growth Fund

                                                Kemper Global Blue Chip Fund

                                                       Global Discovery Fund

                                                   Kemper Global Income Fund

                                                   Kemper International Fund

                                                   Kemper Latin America Fund

                                                      Kemper New Europe Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                             [LOGO] KEMPER FUNDS

 HOW THE                                              INVESTING IN
 FUNDS WORK                                           THE FUNDS


  2 Kemper Asian Growth     32 Kemper International   75 Choosing A Share
    Fund                       Fund                      Class

  8 Kemper Emerging         38 Kemper Latin America   81 How To Buy Shares
    Markets Growth Fund        Fund
                                                      82 How To Exchange
 14 Kemper Global Blue      44 Kemper New Europe         Or Sell Shares
    Chip Fund                  Fund
                                                      83 Policies You Should
 20 Kemper Global           51 Other Policies and        Know About
    Discovery Fund             Risks
                                                      91 Understanding
 26 Kemper Global Income    53 Financial Highlights      Distributions And
    Fund                                                 Taxes

How The Funds Work


These funds invest significantly in foreign securities. Seven of the funds focus on stocks, one mainly on bonds. Each fund is dedicated to a particular region of the world or a particular investment theme, and follows its own investment goal.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS  CLASS: A) KANAX  B) KANBX  C) KANCX

Kemper
Asian Growth Fund

FUND GOAL  The fund seeks long-term capital growth.

                          2 | Kemper Asian Growth Fund

The Fund's Main Strategy



The fund invests at least 85% of total assets in common stocks and other Asian equities (equities that are issued by companies organized under the laws of an Asian country or traded mainly on Asian markets and do more than half of their business in Asia). The fund generally focuses on emerging Asian markets, such as China, Indonesia, Korea and Thailand.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies with identifiable market niches and sound balance sheets, among other factors.


Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.


The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.


The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 15% of total assets in debt securities of any issuer or credit quality, including junk bonds (i.e., grade BB and below) or in non-Asian equities.



                          3 | Kemper Asian Growth Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how Asian stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Asian stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Asian companies could be hurt by such factors as regional economic downturns (some Asian economies are currently in recession), currency devaluations, the inability of governments or banking systems to bring about reforms or trade barriers on exports.

Emerging markets, a category that includes most Asian countries, tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may make sense for investors interested in diversifying a growth portfolio with exposure to emerging countries in Asia.



                          4 | Kemper Asian Growth Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997          -34.60
1998          -19.02
1999           71.97


Best quarter: 40.35%, Q2 '99          Worst quarter: -33.05%, Q2 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 10/21/96
                                         1 Year            Life of Class
------------------------------------------------------------------------------
Class A                                  62.14%              -2.85%
------------------------------------------------------------------------------
Class B                                  68.21               -2.50
------------------------------------------------------------------------------
Class C                                  69.16               -2.18
------------------------------------------------------------------------------
Index                                    49.83               -0.57*
------------------------------------------------------------------------------


Index: The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand.

*   Index comparison begins 10/31/96.

In the chart, total returns from 1997 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                          5 | Kemper Asian Growth Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.85%    0.85%     0.85%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  3.19     3.35      4.26
------------------------------------------------------------------------------
Total Annual Operating Expenses                   4.04     4.95      5.86
------------------------------------------------------------------------------
Expense Reimbursement                             1.84     2.17      3.06
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  2.20     2.78      2.80
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.20%, 2.78% and 2.80% for Class A, Class B and Class C shares, respectively, through 02/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                  $785       $1,576       $2,381      $4,464
------------------------------------------------------------------------------
Class B shares                   681        1,594        2,507       4,502
------------------------------------------------------------------------------
Class C shares                   383        1,471        2,638       5,469
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                  $785       $1,576       $2,381      $4,464
------------------------------------------------------------------------------
Class B shares                   281        1,294        2,307       4,502
------------------------------------------------------------------------------
Class C shares                   283        1,471        2,638       5,469
------------------------------------------------------------------------------



                          6 | Kemper Asian Growth Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Tien Yu Sieh                 Theresa Gusman
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1983
                       in 1990                    o Joined the advisor in
                     o Joined the advisor in 1996   1992
                     o Joined the fund team       o Joined the fund team
                       in 1999                      in 1998

                     Elizabeth J. Allan
                     o Began investment career
                       in 1982
                     o Joined the advisor in 1987
                     o Joined the fund team
                       in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.


                          7 | Kemper Asian Growth Fund

TICKER SYMBOLS  CLASS: A) KEMAX  B) KEMBX  C) KEMCX


Kemper
Emerging Markets
Growth Fund

FUND GOAL  The fund seeks long-term capital growth.


                    8 | Kemper Emerging Markets Growth Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in common stocks and other equities from emerging market countries, which are located in Latin America, Asia, Africa, the Middle East and Eastern Europe.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies that have exceptional business prospects (due to factors that may range from market dominance to innovative products or services).

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Top-down analysis. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.


The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in developed foreign and U.S. equities, and may invest up to 35% of total assets in emerging market and U.S. debt securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                    9 | Kemper Emerging Markets Growth Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how emerging market stocks perform -- something that depends on a large number of factors, including economic, political and demographic trends. When emerging market stock prices fall, you should expect the value of your investment to fall as well. If the fund emphasizes a given market, such as Latin America, factors affecting that market will affect performance. Emerging markets tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund is not diversified and may invest in relatively few companies increases fund risk, because any factors affecting a given company could affect performance. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o        growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may make sense for investors interested in adding exposure to countries located in emerging markets.



                    10 | Kemper Emerging Markets Growth Fund

Performance


The bar chart shows the total return for the fund's Class A shares, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                      Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       49.26


Best quarter: 30.89%, Q4 '99          Worst quarter: -7.31%, Q3 '99


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 1/9/98
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  40.60%            9.77%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  45.01             10.70
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  48.01             12.21
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    66.65             18.81*
------------------------------------------------------------------------------

Index: IFCI Emerging Markets Investable Index, a U.S. dollar-denominated index comprised of stocks of countries classified as either low- or middle-income economies by the World Bank regardless of their particular stage of development.

*   Index comparison begins 1/31/98.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                    11 | Kemper Emerging Markets Growth Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                           5.75%     None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                               None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                     1.25%    1.25%     1.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                           None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  13.14    13.36     13.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   14.39    15.36     15.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             12.11    12.18     12.48
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                   2.28     3.18      3.15
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.28%, 3.18% and 3.15% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                         $793      $3,324       $5,401      $9,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                          721       3,433        5,593       9,156
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                          418       3,172        5,452       9,340
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                         $793      $3,324       $5,401      $9,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                          321       3,133        5,393       9,156
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                          318       3,172        5,452       9,340
------------------------------------------------------------------------------



                    12 | Kemper Emerging Markets Growth Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS
                     The following people handle the fund's day-to-day management:

                     Joyce E. Cornell             Theresa Gusman
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1983
                       in 1987                    o Joined the advisor in
                     o Joined the advisor in 1991   1992
                     o Joined the fund team       o Joined the fund team
                       in 1998                      in 1998


                     Andre J. DeSimone            Tara C. Kenney
                     o Began investment career    o Began investment career
                       in 1981                      in 1984
                     o Joined the advisor in 1997 o Joined the advisor in
                     o Joined the fund team         1995
                       in 1998                    o Joined the fund team
                                                    in 1998



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                    13 | Kemper Emerging Markets Growth Fund

TICKER SYMBOLS  CLASS: A) KGLAX  B) KGLBX  C) KGLCX


Kemper
Global Blue Chip Fund

FUND GOAL  The fund seeks long-term capital growth.



                       14 | Kemper Global Blue Chip Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in common stocks and other equities of "blue chip" companies throughout the world. These are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the fund may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.


The fund will normally sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the fund invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities of emerging markets (of which, 5% of net assets may be junk bonds, i.e., grade BB and below).

                       15 | Kemper Global Blue Chip Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:


o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you are interested in large-cap stocks and want to look beyond U.S. markets, this fund could be suitable for you.


                       16 | Kemper Global Blue Chip Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998              13.79
1999              28.23


Best quarter: 18.78%, Q4 '99          Worst quarter: -8.00%, Q3 '98



--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 12/31/97
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  20.85%            17.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  24.02             18.34
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  27.07             19.73
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    25.34             25.07
------------------------------------------------------------------------------


Index: The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

In the chart, total returns from 1998 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                       17 | Kemper Global Blue Chip Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.00%    1.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  3.44     3.84      4.14
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   4.44     5.59      5.89
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             2.64     2.91      3.24
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.80     2.68      2.65
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.80%, 2.68% and 2.65% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $747       $1,616       $2,495      $4,735
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   671        1,708        2,732       4,874
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   368        1,464        2,638       5,483
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $747       $1,616       $2,495      $4,735
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   271        1,408        2,532       4,874
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   268        1,464        2,638       5,483
------------------------------------------------------------------------------



                       18 | Kemper Global Blue Chip Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

The following people handle the fund's day-to-day management:

Diego Espinosa               William E. Holzer
Lead Portfolio Manager       o Began investment career
o Began investment career      in 1970
  in 1991                    o Joined the advisor in
o Joined the advisor in 1996   1980
o Joined the fund team in    o Joined the fund team in
  1998                         1998

Nicholas Bratt
o Began investment career
  in 1974
o Joined the advisor in 1976
o Joined the fund team in
  1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                       19 | Kemper Global Blue Chip Fund

TICKER SYMBOLS  CLASS: A) KGDAX  B) KGDBX  C) KGDCX


Kemper
Global Discovery Fund*

FUND GOAL  The fund seeks above-average long-term capital appreciation.

*        Kemper Global Discovery Fund is properly known as Global Discovery
         Fund.


                       20 | Kemper Global Discovery Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). The fund generally focuses on countries with developed economies (including the U.S.). As of December 31, 1999, companies in which the fund invests typically have a market capitalization of between $75 million and $5.7 billion.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.


Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.


Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which, 5% of net assets may be junk bonds, i.e. grade BB and below).



                       21 | Kemper Global Discovery Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o        growth stocks may be out of favor for certain periods

o at times, it could be hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.


                       22 | Kemper Global Discovery Fund

Performance

The bar chart shows the total return for the fund's Class A shares, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                      Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999              64.15


Best quarter: 41.23%, Q4 '99          Worst quarter: -5.43%, Q3 '99



--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                           Since 12/31/98   Since 4/16/98
                                           1 Year           Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                    54.68%            23.94%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                    59.70             28.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                    62.83             29.53
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                      22.36              8.10*
------------------------------------------------------------------------------

Index: Salomon Brothers World Equity Extended Market Index, an unmanaged small capitalization stock universe of 22 countries.

*   Index comparison begins 4/30/98.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                       23 | Kemper Global Discovery Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.10%    1.10%     1.10%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  1.20     1.63      1.19
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   2.30     3.48      3.04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             0.29     0.65      0.24
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  2.01     2.83      2.80
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.01%, 2.83% and 2.80% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                     $767      $1,226      $1,710       $3,038
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                      686       1,308       1,952        3,202
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                      383         917       1,575        3,338
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                     $767      $1,226      $1,710       $3,038
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                      286       1,008       1,752        3,202
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                      283         917       1,575        3,338
------------------------------------------------------------------------------



                       24 | Kemper Global Discovery Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.88% of average daily net assets.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Gerald J. Moran              Steven T. Stokes
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1986
                       in 1968                    o Joined the advisor in
                     o Joined the advisor in 1968   1996
                     o Joined the fund team       o Joined the fund team
                       in 1991                      in 1999


                     Sewall Hodges
                     o Began investment career
                       in 1978
                     o Joined the advisor in 1995
                     o Joined the fund team
                       in 1996



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

                        25 | Kemper Global Discovery Fund

TICKER SYMBOLS  CLASS: A) KGIAX  B) KGIBX  C) KGICX


Kemper
Global Income Fund


FUND GOAL The fund seeks to provide high current income consistent with prudent total return asset management.



                         26 | Kemper Global Income Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in foreign and U.S. investment-grade bonds and other income-producing securities. While the fund may invest in securities issued by any issuer and in any currency, it generally focuses on issuers in developed markets, such as Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and on securities of other countries that are denominated in the currencies of these countries or the euro.


In making their buy and sell decisions, the portfolio managers typically consider a number of factors, including economic outlooks, interest rate movements, inflation trends, security characteristics and changes in supply and demand within global bond markets. In choosing individual bonds, the managers use independent analysis to look for bonds that have attractive yields and good credit. The managers may favor securities from different countries and issuers at different times, while still maintaining variety in terms of countries and issuers represented.


Although the managers may adjust the fund's duration (a measure of sensitivity to interest rate movements), they generally intend to keep it between 4.0 and
6.0 years.


[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

This fund normally invests at least 65% of total assets in investment-grade bonds, which are those in the top four credit grades (i.e., as low as BBB/Baa).


The fund may invest up to 35% of net assets in foreign or domestic debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                         27 | Kemper Global Income Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

For this fund, the main factor is global interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.

Another major factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains.

The fact that the fund is not diversified and may invest in securities of relatively few issuers increases its risk, because any factors affecting a given company could affect performance. Similarly, if the fund emphasizes a given market, such as Canada, or a given industry, factors affecting that market or industry will affect performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, issuers, industries or other matters


o a bond could fall in credit quality or go into default; this risk is greater for junk bonds


o some types of bonds could be paid off earlier than expected, which would hurt the fund's performance


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for investors seeking a less aggressive approach to international income investing.


                         28 | Kemper Global Income Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990       22.66
1991       11.13
1992       -1.90
1993       10.23
1994       -1.47
1995       19.89
1996        5.87
1997        1.80
1998       10.48
1999       -6.38


Best quarter: 11.23%, Q1 '95          Worst quarter: -4.32%, Q1 '92


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                        Since        Since       Since 5/31/94    Since
                        12/31/98     12/31/94    Life of Class    12/31/89
                        1 Year       5 Years     B/C              10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                 -10.58%      5.01%         --             6.36%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                  -9.66       5.07        4.88%              --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                  -7.06       5.30        5.08               --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                    -4.27       6.42        6.30             8.03
------------------------------------------------------------------------------


Index: Salomon Brothers World Government Bond Index, an unmanaged index on a U.S. dollar total return basis, with all dividends reinvested, and includes government bonds from 14 countries. The minimum maturity is one year.

The table includes the effects of maximum sales loads.



                         29 | Kemper Global Income Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    0.75%    0.75%     0.75%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  0.96     0.89      0.86
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.71     2.39      2.36
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                             1 Year    3 Years     5 Years   10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                       $616       $965      $1,336      $2,379
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                        642      1,045       1,475       2,403
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                        339        736       1,260       2,696
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                       $616       $965      $1,336      $2,379
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                        242        745       1,275       2,403
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                        239        736       1,260       2,696
------------------------------------------------------------------------------



                         30 | Kemper Global Income Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.75% of average daily net assets.


Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for Kemper Global Income Fund. Scudder Investments (U.K.) Limited has served as sub-advisor for mutual funds since December, 1996 and investment advisor for certain institutional accounts since August, 1998.

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

               The following people handle the fund's day-to-day management:

               Jan C. Faller                   Jeremy L. Ragus
               Co-Lead Portfolio Manager       o Began investment career
               o Began investment career         in 1977
                 in 1988                       o Joined the advisor
               o Joined the advisor in 1999      in 1990
               o Joined the fund team in 1999  o Joined the fund team
                                                 in 1999

               Robert Stirling
               Co-Lead Portfolio Manager
               o Began investment career
                 in 1984
               o Joined the sub-advisor
                 in 1995
               o Joined the fund team in 1999



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.




                         31 | Kemper Global Income Fund

TICKER SYMBOLS  CLASS: A) KITAX  B) KINBX  C) KITCX


Kemper
International Fund

FUND GOAL The fund seeks total return through a combination of capital growth and income.


                         32 | Kemper International Fund

The Fund's Main Strategy


The fund invests at least 80% of total assets in foreign securities (securities issued by foreign-based issuers). The fund invests at least 65% of total assets in common stocks of established foreign companies with the potential for capital growth, income or both. The fund may invest more than 25% of total assets in any given developed country that the manager believes poses no unique investment risk.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects and strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical areas, favoring those they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, its underlying investment theme has matured or the reasons for originally investing no longer apply.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of net assets in foreign or domestic debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.


                         33 | Kemper International Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well.


Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o bond investments could be hurt by rising interest rates or declines in credit quality


o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who are looking for a broadly diversified international fund may want to consider this fund.


                         34 | Kemper International Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990       -7.50
1991        9.13
1992       -4.79
1993       35.65
1994       -4.00
1995       12.96
1996       17.05
1997        9.00
1998        7.88
1999       41.30


Best quarter: 29.96%, Q4 '99          Worst quarter: -17.89%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as 12/31/1999
--------------------------------------------------------------------------------
                               Since          Since 5/31/94    Since
               Since 12/31/98  12/31/94       Life of Class    12/31/89
               1 Year          5 Years        B/C              10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A        33.20%          15.68%            --            9.99%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B        37.34           15.90          13.62%             --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C        40.42           16.03          13.73              --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index          27.30           13.15          11.81            7.33
------------------------------------------------------------------------------

Index: MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index), a generally accepted benchmark for performance of major overseas markets.

The table includes the effects of maximum sales loads. In the table and the chart, total returns for 1990 would have been lower if operating expenses hadn't been reduced.



                         35 | Kemper International Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  0.88     0.97      0.86
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.62     2.46      2.35
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                   $730      $1,057       $1,406       $2,386
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                    649       1,067        1,511        2,399
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                    338         733        1,255        2,686
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                   $730      $1,057       $1,406       $2,386
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                    249         767        1,311        2,399
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                    238         733        1,255        2,686
------------------------------------------------------------------------------



                         36 | Kemper International Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.74% of average daily net assets.


Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-advisor for mutual funds since December, 1996 and investment advisor for certain institutional accounts since August, 1998.

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Irene Cheng                  Marc Slendebroek
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1990
                       in 1985                    o Joined the sub-advisor
                     o Joined the advisor in 1993   in 1994
                     o Joined the fund team       o Joined the fund team
                       in 1999                      in 1998


                     Nicholas Bratt               Carol L. Franklin
                     o Began investment career    o Began investment career
                       in 1974                      in 1975
                     o Joined the advisor in 1976 o Joined the advisor
                     o Joined the fund team         in 1981
                       in 2000                    o Joined the fund team
                                                    in 2000



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.




                         37 | Kemper International Fund

TICKER SYMBOLS  CLASS: A) KLAAX  B) KLABX  C) KLACX


Kemper
Latin America Fund

FUND GOAL  The fund seeks long-term capital appreciation.


                         38 | Kemper Latin America Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in Latin American common stocks and other equities that are issued by companies organized under the laws of a Latin American country or traded on Latin American markets and do more than half of their business in Latin America. The fund generally focuses on Argentina, Brazil, Chile, Colombia, Mexico and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with competitive business positions, good technologies, and sound balance sheets, among other factors. The managers also consider the quality of management, the impact of government regulations and trade initiatives and the cost of labor and raw materials.

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.


Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in non-Latin American (including U.S.) debt and equity securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                         39 | Kemper Latin America Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how Latin American stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Latin American stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Latin American companies could be hurt by such factors as regional economic downturns, currency devaluations, runaway inflation, shifts in government policy or fluctuations in commodity prices. Similarly, the fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

Emerging markets, including Latin American countries, tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong. Stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may interest investors who believe in the long-term growth potential of Latin American stocks and can accept above-average risks.



                         40 | Kemper Latin America Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998      -24.32
1999       50.98


Best quarter: 34.56%, Q4 '99          Worst quarter: -19.35%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 12/31/97
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  42.39%            3.77%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  46.65             4.55
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  49.86             5.97
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    61.85             2.13
------------------------------------------------------------------------------


Index: IFC Latin America Investable Return Index, a U.S. dollar-denominated index comprised of Latin America's stock markets without reference to the stock's availability to overseas investors.

In the chart, total returns from 1998 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                         41 | Kemper Latin America Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%     None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                               None*   4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.25%    1.25%     1.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                           None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  17.92    17.85     18.69
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   19.17    19.85     20.69
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             16.98    16.78     17.65
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                   2.19     3.07      3.04
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.19%, 3.07% and 3.04% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $784       $3,992       $6,355      $9,886
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   710        4,078        6,493       9,900
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   407        3,890        6,437      10,031
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $784       $3,992       $6,355      $9,886
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   310        3,778        6,293       9,900
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   307        3,890        6,437      10,031
------------------------------------------------------------------------------



                         42 | Kemper Latin America Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS
                     The following people handle the fund's day-to-day management:


                     Tara C. Kenney               Paul H. Rogers
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1985
                       in 1984                    o Joined the advisor in
                     o Joined the advisor in 1995   1994
                     o Joined the fund team       o Joined the fund team
                       in 1997                      in 1997

                     Edmund B. Games, Jr.
                     o Began investment career
                       in 1960
                     o Joined the advisor in 1960
                     o Joined the fund team
                       in 1997



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                         43 | Kemper Latin America Fund

TICKER SYMBOLS  CLASS: A) KNEAX  B) KNEBX  C) KNECX


Kemper
New Europe Fund

FUND GOAL  The fund seeks long-term capital appreciation.


                          44 | Kemper New Europe Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The fund generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.


Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                           45 | Kemper New Europe Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the fund focuses on a single geographical region could affect fund performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. The fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.


European stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o bond investments could be hurt by rising interest rates or declines in credit quality


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may appeal to investors who seek long-term growth and want to gain exposure to Europe's established markets.


                           46 | Kemper New Europe Fund

Performance

The bar chart shows how the total returns for the fund's Class M shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


The performance of Class M shares shown in the bar chart and performance table reflects performance from when the fund was a closed-end fund (through 09/03/99). Because the fund had no daily sales and redemptions, its performance as a closed-end fund may have been higher than if it had operated as an open-end fund.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class M Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991        3.06
1992       -9.59
1993       25.62
1994       -0.27
1995       18.97
1996       34.38
1997       20.03
1998       34.39
1999       51.83



Best quarter: 37.93%, Q4 '99          Worst quarter: -16.81%, Q3 '98



--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                                                Since
                                Since 12/31/98  Since 12/31/94  2/16/90 Life
                                1 Year          5 Years         of Class
------------------------------------------------------------------------------
Class M                         51.83%          31.39%          15.93%
------------------------------------------------------------------------------
Index                           16.23           22.54           15.05*
------------------------------------------------------------------------------


Index: The Morgan Stanley Capital International Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*   Index comparison begins 02/28/90.

Class A, B and C shares do not have a full calendar year of operations and their performance is not shown above. The performance of Class M shares does not reflect any sales charges. The performance of the other classes is subject to sales charges and would be lower.



                           47 | Kemper New Europe Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       5.75%    None    None      None
On Purchases (as % of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)      None*    4.00%   1.00%     None
(as % of redemption proceeds)
------------------------------------------------------------------------------
Redemption fee (as % of amount redeemed,  None     None    None      2.00%**
if applicable)
------------------------------------------------------------------------------
Exchange Fee                              None     None    None      2.00%**
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                            0.75%    0.75%   0.75%     0.75%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None     0.75    0.75      None
------------------------------------------------------------------------------
Other Expenses***                         1.05     1.20    1.20      0.70
------------------------------------------------------------------------------
Total Annual Operating Expenses****       1.80     2.70    2.70      1.45
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** A 2% redemption fee, which is retained by the fund, is imposed upon redemptions or exchanges of shares held less than one year, with limited exceptions (see "Policies You Should Know About -- Redemption
         Fee).

*** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

**** The fund was reorganized from a closed-end fund to an open-end fund on September 3, 1999. The fees and expenses of open-end funds are, in many cases, different than those of closed-end funds. Accordingly, the expense ratios shown above are estimated for the fund's current fiscal year ending October 31, 2001, based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year adjusted for any open-end related expenses. By contract, total operating expenses are capped at 1.80%, 2.70% and 2.70% for Class A, Class B and Class C shares, respectively, through 2/28/2001.



                           48 | Kemper New Europe Fund

Based on the figures on the previous page (including one year of capped expenses in each period except for Class M shares), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $747        $1,109      $1,494      $2,569
------------------------------------------------------------------------------
Class B shares                    673         1,138       1,630       2,615
------------------------------------------------------------------------------
Class C shares                    373           838       1,430       3,032
------------------------------------------------------------------------------
Class M shares                    345           649         976       1,900
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $747        $1,109      $1,494      $2,569
------------------------------------------------------------------------------
Class B shares                    273           838       1,430       2,615
------------------------------------------------------------------------------
Class C shares                    273           838       1,430       3,032
------------------------------------------------------------------------------
Class M shares                    345           649         976       1,900
------------------------------------------------------------------------------



                           49 | Kemper New Europe Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.96% of average daily net assets.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Carol L. Franklin            Joan R. Gregory
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1989
                       in 1975                    o Joined the advisor in
                     o Joined the advisor in 1981   1992
                     o Joined the fund team       o Joined the fund team
                       in 1990                      in 1992


                     Nicholas Bratt               Marc Slendebroek
                     o Began investment career    o Began investment career
                       in 1974                      in 1990
                     o Joined the advisor in 1976 o Joined the advisor in
                     o Joined the fund team         1994
                       in 1999                    o Joined the fund team
                                                    in 1998



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.


                           50 | Kemper New Europe Fund

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.


o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.


o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o The funds may trade securities more actively than many funds, which could mean higher expenses (thus lowering return) and higher taxable distributions.

o Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all. With derivatives there is a risk that they could produce disproportionate losses.


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, request a copy of the Statement of Additional Information (see back cover).

                          51 | Other Policies And Risks

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The investment advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


                          51 | Other Policies And Risks

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP (except Kemper Global Discovery Fund, which has been audited by Pricewaterhouse-Coopers LLP), whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Asian Growth Fund

Class A
------------------------------------------------------------------------------

Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period     $5.41     $6.65   $10.04     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.01)(b)     .11      .08        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.65     (1.27)   (3.47)       .54
------------------------------------------------------------------------------
  Total from investment operations        2.64     (1.16)   (3.39)       .54
------------------------------------------------------------------------------
Less distributions from net investment
income                                      --      (.08)      --         --
------------------------------------------------------------------------------
Net asset value, end of period           $8.05     $5.41    $6.65    $10.04
------------------------------------------------------------------------------
Total return (%) (d)                    48.80(c) (17.66)(c) (33.76)(c) 5.68**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                              12,685     4,047    3,549       827
------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            3.35      2.65     2.62     1.46*
------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.76      1.80     1.60     1.46*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.17)      2.05      .97      .74*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------


(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of sales charges.

*   Annualized

**  Not annualized



                            53 | Financial Highlights

Class B
------------------------------------------------------------------------------
Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------

Net asset value, beginning of period     $5.34    $6.58    $10.03     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.02)(b)    .06       --        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.59   (1.28)    (3.45)       .53
------------------------------------------------------------------------------
  Total from investment operations        2.57   (1.22)    (3.45)       .53
------------------------------------------------------------------------------
Less distributions from net investment
income                                       --    (.02)        --         --
------------------------------------------------------------------------------
Net asset value, end of period           $7.91    $5.34     $6.58    $10.03
------------------------------------------------------------------------------
Total return (%) (d)                    48.13(c) (18.65)(c)(34.40)(c)5.58**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                               8,674     3,035    2,545       941
------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            4.25      4.29     3.51     2.34*
------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.91      2.78     2.57     2.34*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.32)      1.07       --    (.14)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------

(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of sales charges.


*   Annualized

**  Not annualized



                            54 | Financial Highlights

Class C
------------------------------------------------------------------------------

Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period     $5.35     $6.60    $10.03     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.08)(b)     .05       --        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.56    (1.28)    (3.43)       .53
------------------------------------------------------------------------------
  Total from investment operations        2.48    (1.23)    (3.43)       .53
------------------------------------------------------------------------------
Less distributions from net investment
income                                       --     (.02)        --         --
------------------------------------------------------------------------------
Net asset value, end of period           $7.83     $5.35     $6.60    $10.03
------------------------------------------------------------------------------
Total return (%) (d)                    46.36(c)  (18.72)(c)(34.20)(c)5.58**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                               1,182       334      304       180
------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                            5.17      4.56     3.55     2.34*
------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                            2.81      2.71     2.54     2.34*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     (1.22)      1.14      .03    (.14)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------

(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of sales charges.


*        Annualized

**       Not annualized

                            55 | Financial Highlights

Kemper Emerging Markets Growth Fund

Class A


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.80     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                             (.02)(a)     .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.71    (1.73)
------------------------------------------------------------------------------
  Total from investment operations                           1.69    (1.70)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.49     $7.80
------------------------------------------------------------------------------
Total return (not annualized) (%)                           21.67    (17.89)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     10.23     22.38
------------------------------------------------------------------------------
Expenses, net (%)                                            2.19      2.28
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.22)       .40
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $7.74     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment loss                                      (.09)(a)   (.01)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.68    (1.75)
------------------------------------------------------------------------------
  Total from investment operations                           1.59    (1.76)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.33     $7.74
------------------------------------------------------------------------------
Total return (not annualized) (%)                           20.54    (18.53)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     11.25     24.06
------------------------------------------------------------------------------
Expenses, net (%)                                            3.06      3.18
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.93)     (.50)
------------------------------------------------------------------------------



(a) Per share data was determined based on average shares outstanding.

(b) For the period from January 9, 1998 (commencement of operations) to October 31, 1998.



                            56 | Financial Highlights

Class C


------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $7.76     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                             (.10)(a)     .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.69    (1.71)
------------------------------------------------------------------------------
  Total from investment operations                           1.59    (1.74)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.35     $7.76
------------------------------------------------------------------------------
Total return (not annualized) (%)                           20.49    (18.32)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     11.55     24.03
------------------------------------------------------------------------------
Expenses, net (%)                                            3.03      3.15
------------------------------------------------------------------------------
Net investment income (loss) (%)                           (1.13)     (.47)
------------------------------------------------------------------------------

Supplemental data for all classes
------------------------------------------------------------------------------
Years ended October 31,                                    1999(a)   1998(b)
------------------------------------------------------------------------------
Net assets at end of period                            $3,493,300   1,771,222
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                      78        69
------------------------------------------------------------------------------


(a) Per share data was determined based on average shares outstanding.

(b) For the period from January 9, 1998 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.


                            57 | Financial Highlights

Kemper Global Blue Chip Fund

Class A


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.21     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                    .03(a)       .05
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.64       .66
------------------------------------------------------------------------------
  Total from investment operations                           1.67       .71
------------------------------------------------------------------------------
Net asset value, end of period                             $11.88    $10.21
------------------------------------------------------------------------------
Total return (not annualized) (%)                           16.26      7.47
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       3.35      6.06
------------------------------------------------------------------------------
Expenses, net (%)                                            1.80      1.80
------------------------------------------------------------------------------
Net investment income (loss) (%)                              .24       .92
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.13     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                    (.07)(a)       --
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.61       .63
------------------------------------------------------------------------------
  Total from investment operations                           1.54       .63
------------------------------------------------------------------------------
Net asset value, end of period                             $11.67    $10.13
------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.10      6.63
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       4.54      7.69
------------------------------------------------------------------------------
Expenses, net (%)                                            2.68      2.68
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.64)       .04
------------------------------------------------------------------------------


(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period ended December 31, 1997 (commencement of operations) to October 31, 1998.


                            58 | Financial Highlights

Class C

------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.14     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                     (.07)         --
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.62       .64
------------------------------------------------------------------------------
  Total from investment operations                           1.55       .64
------------------------------------------------------------------------------
Net asset value, end of period                             $11.69    $10.14
------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.19      6.74
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       4.85      7.66
------------------------------------------------------------------------------
Expenses, net (%)                                            2.65      2.65
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.61)       .07
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,                                  1999(a)    1998(b)
------------------------------------------------------------------------------
Net assets at end of period                            $22,977,660 9,539,623
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                   68          84
------------------------------------------------------------------------------


(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period ended December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Ratios to Average Net Assets are computed without this expense waiver or absorption.


                            59 | Financial Highlights

Kemper Global Discovery Fund


Class A

------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.78    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.24)     (.09)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.51    (4.11)
------------------------------------------------------------------------------
  Total from investment operations                           8.27    (4.20)
------------------------------------------------------------------------------
Net asset value, end of period                             $28.05    $19.78
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     41.61    (17.51)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         55        11
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.01     1.95*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              2.26     2.20*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                              (.98)    (1.00)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized


                            60 | Financial Highlights

Class B


------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.70    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.43)     (.18)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.42    (4.10)
------------------------------------------------------------------------------
  Total from investment operations                           7.99    (4.28)
------------------------------------------------------------------------------
Net asset value, end of period                             $27.69    $19.70
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     40.43    (17.85)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         27         6
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.83     2.83*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              3.44     3.13*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                             (1.81)    (1.87)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized


                            61 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.70    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.43)     (.17)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.44    (4.11)
------------------------------------------------------------------------------
  Total from investment operations                           8.01    (4.28)
------------------------------------------------------------------------------
Net asset value, end of period                             $27.71    $19.70
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     40.41    (17.85)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          8         2
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.80     2.80*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              3.00     3.23*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                             (1.79)    (1.88)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized



                            62 | Financial Highlights

Kemper Global Income Fund

Class A


------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------
Net asset value, beginning
of period                       $8.94     $8.58    $8.97     $9.05     $8.55
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .32(a)    .37(a)   .48(a)    .52(a)       .61
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.88)       .50    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.56)       .87      .15       .50      1.66
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.13)     (.40)    (.47)     (.58)    (1.16)
------------------------------------------------------------------------------
  Tax return of capital         (.27)     (.11)    (.07)        --        --
------------------------------------------------------------------------------
  Total distributions           (.40)     (.51)    (.54)     (.58)    (1.16)
------------------------------------------------------------------------------
Net asset value, end of period  $7.98     $8.94    $8.58     $8.97     $9.05
------------------------------------------------------------------------------
Total return (%) (b)           (6.38)     10.48     1.80      5.87     19.89
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)               49,407    69,913   72,145    86,240    102,988
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           1.68      1.58     1.32      1.48      1.34
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           1.67      1.58     1.32      1.48      1.34
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.80      4.31     5.56      5.77      6.43
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.


                            63 | Financial Highlights

Class B


------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------
Net asset value, beginning
of period                       $8.96     $8.60    $9.00     $9.09     $8.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .26(a)    .31(a)   .41(a)    .46(a)       .56
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.88)       .49    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.62)       .80      .08       .44      1.61
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.11)     (.34)    (.42)     (.53)    (1.08)
------------------------------------------------------------------------------
  Tax return of capital         (.23)     (.10)    (.06)        --        --
------------------------------------------------------------------------------
  Total distributions           (.34)     (.44)    (.48)     (.53)    (1.08)
------------------------------------------------------------------------------
Net asset value, end of period  $8.00     $8.96    $8.60     $9.00     $9.09
------------------------------------------------------------------------------
Total return (%) (b)           (6.98)      9.56     1.03      5.11     19.21
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                6,955    12,536   25,735    44,678    49,692
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           2.37      2.32     2.18      2.14      1.98
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           2.36      2.32     2.18      2.14      1.98
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.11      3.57     4.70      5.11      5.79
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.



                            64 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------

Net asset value, beginning
of period                       $8.99     $8.62    $9.02     $9.09     $8.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .27(a)    .32(a)   .42(a)    .48(a)       .57
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.90)       .49    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.63)       .81      .09       .46      1.62
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.11)     (.34)    (.43)     (.53)    (1.09)
------------------------------------------------------------------------------
  Tax return of capital         (.24)     (.10)    (.06)        --        --
------------------------------------------------------------------------------
  Total distributions           (.35)     (.44)    (.49)     (.53)    (1.09)
------------------------------------------------------------------------------
Net asset value, end of period  $8.01     $8.99    $8.62     $9.02     $9.09
------------------------------------------------------------------------------
Total return (%) (b)           (7.06)      9.72     1.09      5.31     19.26
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                1,340     2,346    1,149       821       253
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           2.32      2.13     2.11      2.06      2.06
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           2.31      2.13     2.11      2.06      2.06
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.16      3.76     4.77      5.19      5.71
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

Notes:
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.


                            65 | Financial Highlights

Kemper International Fund

Class A


-------------------------------------------------------------------------------
Years ended October 31,                1999     1998    1997    1996    1995
-------------------------------------------------------------------------------

Net asset value, beginning of year   $12.10    $12.68  $11.96  $10.59  $11.13
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss)        (.01)       .04      --     .04     .07
-------------------------------------------------------------------------------
  Net realized and unrealized gain     2.57       .01    1.52    1.50     .05
-------------------------------------------------------------------------------
  Total from investment operations     2.56       .05    1.52    1.54     .12
-------------------------------------------------------------------------------
Less dividends:
-------------------------------------------------------------------------------
  Distribution from net
  investment income                      --     (.08)   (.12)   (.12)      --
-------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)     (.55)   (.68)   (.05)   (.66)
-------------------------------------------------------------------------------
  Total dividends                    (1.81)     (.63)   (.80)   (.17)   (.66)
-------------------------------------------------------------------------------
Net asset value, end of year         $12.85    $12.10  $12.68  $11.96  $10.59
-------------------------------------------------------------------------------
Total return (%)                     23.47(a)     .45   13.49   14.70    1.69
-------------------------------------------------------------------------------

Ratios to average net assets
-------------------------------------------------------------------------------
Expenses, before expense reductions
(%)                                    1.59      1.64    1.57    1.64    1.57
-------------------------------------------------------------------------------
Expenses, net (%)                      1.59      1.64    1.57    1.64    1.57
-------------------------------------------------------------------------------
Net investment income (loss) (%)      (.12)       .36     .16     .34     .83
-------------------------------------------------------------------------------


                            66 | Financial Highlights

Class B


-------------------------------------------------------------------------------
Years ended October 31,                1999    1998    1997    1996    1995
-------------------------------------------------------------------------------
Net asset value, beginning of year   $11.90   $12.50  $11.81  $10.46  $11.09
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss)        (.11)    (.08)   (.12)   (.06)   (.02)
-------------------------------------------------------------------------------
  Net realized and unrealized gain     2.52      .03    1.51    1.47     .05
-------------------------------------------------------------------------------
  Total from investment operations     2.41    (.05)    1.39    1.41     .03
-------------------------------------------------------------------------------
Less dividends:
-------------------------------------------------------------------------------
  Distribution from net
  investment income                      --       --   (.02)   (.01)      --
-------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)    (.55)   (.68)   (.05)   (.66)
-------------------------------------------------------------------------------
  Total dividends                    (1.81)    (.55)   (.70)   (.06)   (.66)
-------------------------------------------------------------------------------
Net asset value, end of period       $12.50   $11.90  $12.50  $11.81  $10.46
-------------------------------------------------------------------------------
Total return (%)                     22.50(a)  (.37)   12.32   13.59     .84
-------------------------------------------------------------------------------

Ratios to average net assets
-------------------------------------------------------------------------------
Expenses, before expense
reductions (%)                         2.44     2.62    2.57    2.53    2.50
-------------------------------------------------------------------------------
Expenses, net (%)                      2.43     2.62    2.57    2.53    2.50
-------------------------------------------------------------------------------
Net investment income (loss) (%)      (.96)    (.62)   (.84)   (.55)   (.10)
------------------------------------------------------------------------------

(a) If the Advisor had not reimbursed the fund, the total return for the year ended October 31, 1999 would have been lower.


                            67 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended October 31,                1999    1998    1997    1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of period $11.91   $12.51  $11.81  $10.46  $11.09
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)        (.10)    (.08)   (.09)   (.06)   (.02)
------------------------------------------------------------------------------
  Net realized and unrealized gain     2.51      .03    1.49    1.47     .05
------------------------------------------------------------------------------
  Total from investment operations     2.41    (.05)    1.40    1.41     .03
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                      --       --   (.02)   (.01)      --
------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)    (.55)   (.68)   (.05)   (.66)
------------------------------------------------------------------------------
  Total dividends                    (1.81)    (.55)   (.70)   (.06)   (.66)
------------------------------------------------------------------------------
Net asset value, end of period       $12.51   $11.91  $12.51  $11.81  $10.46
------------------------------------------------------------------------------
Total return (%)                     22.49(a)  (.37)   12.45   13.59     .84
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense
reductions (%)                         2.33     2.55    2.49    2.50    2.50
------------------------------------------------------------------------------
Expenses, net (%)                      2.32     2.55    2.49    2.50    2.50
------------------------------------------------------------------------------
Net investment income (loss) (%)      (.85)    (.55)   (.76)   (.52)   (.10)
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,              1999     1998    1997     1996    1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)                     $658,211  604,684 588,069 472,243  364,708
------------------------------------------------------------------------------
Portfolio turnover rate (%)           140       105      76     104      114
------------------------------------------------------------------------------

(a) If the Advisor had not reimbursed the fund, the total return for the year ended October 31, 1999 would have been lower.

Note: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.


                            68 | Financial Highlights

Kemper Latin America Fund

Class A


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.31     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                       .07       .06
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .80    (2.25)
------------------------------------------------------------------------------
  Total from investment operations                            .87    (2.19)
------------------------------------------------------------------------------
Distribution from net investment income                     (.06)         --
------------------------------------------------------------------------------
Net asset value, end of period                              $8.12     $7.31
------------------------------------------------------------------------------
Total return (not annualized) (%)                           12.01    (23.05)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      9.16     12.75
------------------------------------------------------------------------------
Expenses, net (%)                                            2.19      2.21
------------------------------------------------------------------------------
Net investment income (%)                                     .87      1.38
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.26     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                     (.01)       .04
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .81    (2.28)
------------------------------------------------------------------------------
  Total from investment operations                            .80    (2.24)
------------------------------------------------------------------------------
Net asset value, end of period                              $8.06     $7.26
------------------------------------------------------------------------------
Total return (not annualized) (%)                           11.02    (23.58)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      9.93     14.38
------------------------------------------------------------------------------
Expenses, net (%)                                            3.06      3.09
------------------------------------------------------------------------------
Net investment income (%)                                   (.13)       .50
------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.


                            69 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.26     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                         --       .04
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .80    (2.28)
------------------------------------------------------------------------------
  Total from investment operations                            .80    (2.24)
------------------------------------------------------------------------------

Net asset value, end of period                              $8.06     $7.26
------------------------------------------------------------------------------
Total return (not annualized) (%)                           11.02    (23.58)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     10.73     14.34
------------------------------------------------------------------------------
Expenses, net (%)                                            3.04      3.06
------------------------------------------------------------------------------
Net investment income (%)                                   (.02)       .53
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,                                   1999(a)     1998(b)
------------------------------------------------------------------------------
Net assets at end of period                              $2,462,031  1,460,498
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  76         55
------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.



                            70 | Financial Highlights

Kemper New Europe Fund


Class A
------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                                 $14.27
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.03)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .63
------------------------------------------------------------------------------
  Total from investment operations                                      .60
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.87
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.20
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           1.63
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.21)
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.91
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.05)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .63
------------------------------------------------------------------------------
  Total from investment operations                                      .58
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.49
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.17
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           2.36
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.95)
------------------------------------------------------------------------------

(a) For the period September 3, 1999 (commencement of Class) to October 31,
    1999.

(b) Based on monthly average shares outstanding during the period.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.


                            71 | Financial Highlights

Class C


------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                                 $14.02
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.04)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .64
------------------------------------------------------------------------------
  Total from investment operations                                      .60
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.62
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.28
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           2.40
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.99)
------------------------------------------------------------------------------

(a) For the period September 3, 1999 (commencement of Class) to October 31,
    1999.

(b) Based on monthly average shares outstanding during the period.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

Note: Total return does not reflect the effect of any sales charges. Prior to September 3, 1999, the fund operated as a closed-end investment company. On September 3, 1999, the fund became an open-end investment company and offered three additional classes of shares.


                            72 | Financial Highlights

Class M


------------------------------------------------------------------------------
Years ended October 31,              1999     1998     1997    1996    1995
------------------------------------------------------------------------------

Net asset value, beginning
of period                          $22.23    $19.96  $16.60   $13.24  $11.61
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a) (.00)(c)   (.00)   (.01)      .05     .05
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       4.62      4.47    3.43     3.36    1.58
------------------------------------------------------------------------------
  Total from investment operations   4.62      4.47    3.42     3.41    1.63
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income             (.03)     (.09)   (.06)    (.05)      --
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          (6.36)    (2.11)      --       --      --
------------------------------------------------------------------------------
  Total distributions              (6.39)    (2.20)   (.06)    (.05)      --
------------------------------------------------------------------------------
Redemption fees                       .13        --      --       --      --
------------------------------------------------------------------------------
Net asset value, end of period     $20.59    $22.23  $19.96   $16.60  $13.24
------------------------------------------------------------------------------
Total return (%)
------------------------------------------------------------------------------
  Per share net asset value (%)
  (b)(d)                            27.95     27.70   20.66    25.92   14.04
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                       1.68(e)     1.41    1.49     1.51    1.62
------------------------------------------------------------------------------
Net investment income (loss) (%)    (.00)     (.01)   (.03)      .31     .39
------------------------------------------------------------------------------

Supplemental data for all classes
------------------------------------------------------------------------------
Years ended October 31,              1999     1998    1997     1996    1995
------------------------------------------------------------------------------
Net assets at end of period ($
millions)                            $295       359     320     266      213
------------------------------------------------------------------------------
Portfolio turnover rate (%)          57.8      41.4    44.7    35.3     32.4
------------------------------------------------------------------------------


(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

(d) The performance of Class M shares reflects performance of the fund in closed-end form. The fund's performance may have been lower if it had operated as an open-end fund during these periods.

(e) Includes reorganization expense ratio of .20%.

Note: Total return does not reflect the effect of any sales charges.



                            73 | Financial Highlights

Investing In The Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.


For Kemper New Europe Fund, Class M shares represent the initial shares of the fund and are no longer offered. Class M shares are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class M shares are subject to a 2% fee on all redemptions (including redemptions in kind) and exchanges. Class M shares will automatically convert to Class A shares on September 3, 2000.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


------------------------------------------------------------------------------
Classes and features                    Points to help you compare
------------------------------------------------------------------------------

Class A

o  Sales charges of up to 5.75%,        o  Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see page 84
o  In most cases, no charges when you
   sell shares                          o  Total annual expenses are lower
                                           than those for Class B or Class C
o  No distribution fee
------------------------------------------------------------------------------

Class B

o  No charges when you buy shares       o  The deferred sales charge rate
                                           falls to zero after six years
o  Deferred sales charge of up to
   4.00%, charged when you sell shares  o  Shares automatically convert to
   you bought within the last six years    Class A six years after purchase,
                                           which means lower annual expenses
o  0.75% distribution fee                  going forward
------------------------------------------------------------------------------

Class C

o  No charges when you buy shares       o  The deferred sales charge rate is
                                           lower, but your shares never convert
o  Deferred sales charge of 1.00%,         to Class A, so annual expenses
   charged when you sell shares you        remain higher
   bought within the last year

o  0.75% distribution fee
------------------------------------------------------------------------------




                           75 | Choosing A Share Class

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

All funds except Kemper Global Income Fund

                    Sales charge     Sales charge
                      as a % of        as a % of your
Your investment    offering price   net investment
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See page 85
---------------------------------------------------------

Kemper Global Income Fund

                    Sales charge     Sales charge
                      as a % of        as a % of your
Your investment    offering price   net investment
---------------------------------------------------------
Up to $100,000        4.50%            4.71%
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See page 85
---------------------------------------------------------


The offering price includes the sales charge.


                           76 | Choosing A Share Class

You may be able to lower your Class A sales charges if:


o        you plan to invest at least $50,000 ($100,000 for Kemper Global Income
         Fund) over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ($100,000 for Kemper Global Income Fund) ("cumulative discount")

o        you are investing a total of $50,000 ($100,000 for Kemper Global Income
         Fund) or more in several Kemper funds at once ("combined purchases")


The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

                           77 | Choosing A Share Class

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.




                             78 | Choosing A Share Class

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None
                               (automatic conversion to
                               Class A)
-----------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


Class B shares are designed for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.


                           79 | Choosing A Share Class

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:


Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.



                           80 | Choosing A Share Class

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

------------------------------------------------------------------------------
First investment                        Additional investments
------------------------------------------------------------------------------

$1,000 or more for regular accounts     $100 or more for regular accounts

$250 or more for IRAs                   $50 or more for IRAs

                                        $50 or more with an Automatic
                                        Investment Plan
------------------------------------------------------------------------------

Through a financial representative

o  Contact your representative using    o  Contact your representative using
   the method that's most convenient for   the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------

By mail or express mail (see below)

o  Fill out and sign an application     o  Send a check and a Kemper
                                           investment slip to us at the
o  Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                o  If you don't have an investment
                                           slip, simply include a letter with
                                           your name, account number, the full
                                           name of the fund and the share class
                                           and your investment instructions
------------------------------------------------------------------------------

By wire
o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

By phone

--                                      o  Call (800) 621-1048 for
                                           instructions
------------------------------------------------------------------------------

With an automatic investment plan

--                                      o  To set up regular investments,
                                           call (800) 621-1048
------------------------------------------------------------------------------

On the Internet

o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------


Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)


                             81 | How to Buy Shares

How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.




------------------------------------------------------------------------------
Exchanging into another fund            Selling shares
------------------------------------------------------------------------------

$1,000 or more to open a new account    Some transactions, including most
                                        for over $50,000, can only be
$100 or more for exchanges between      ordered in writing with a signature
existing accounts                       guarantee; if you're in doubt, see
                                        page 92
------------------------------------------------------------------------------


Through a financial representative

o  Contact your representative by the   o  Contact your representative by
   method that's most convenient           the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------

By phone or wire
o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)
                                        Write a letter that includes:
Write a letter that includes:
                                        o  the fund, class and account
o  the fund, class and account number   number from which you want to sell
you're exchanging out of                shares

o  the dollar amount or number of       o  the dollar amount or number of
shares you want to exchange             shares you want to sell

o  the name and class of the fund you   o  your name(s), signature(s) and
want to exchange into                   address, as they appear on your
                                        account
o  your name(s), signature(s) and
   address, as they appear on your account o  a daytime telephone number

o  a daytime telephone number
------------------------------------------------------------------------------

With a systematic exchange plan         With a systematic withdrawal plan

o  To set up regular exchanges from a   o  To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------

On the Internet

o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

                       82 | How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.



                       83 | Policies You Should Know About

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized privileges, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.


                       84 | Policies You Should Know About

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.


When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans


o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer is waiving the applicable commission.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

                       85 | Policies You Should Know About

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.



                       86 | Policies You Should Know About

Redemption Fee (Class M shares)

Upon the redemption or exchange of Class M shares of the fund (including redemptions in kind) until September 3, 2000, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to discourage short term trading in a vehicle intended for long term investment, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge and is not a commission paid to the investment manager or its subsidiaries. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to all redemptions from the fund and exchanges to other Kemper Funds by Class M shareholders. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.


                       87 | Policies You Should Know About

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")


Class B, Class C and Class M shares -- net asset value per share, or NAV


To calculate NAV, each share class of each fund uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
  --------------------------------------  =  NAV
    TOTAL NUMBER OF SHARES OUTSTANDING




For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.


Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.



                       88 | Policies You Should Know About

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; with respect to Kemper Asian Growth Fund, Global Discovery Fund, Kemper Global Income Fund and Kemper New Europe Fund, the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1%, whichever is less, of a portfolio's net assets; the other funds may make similar arrangements



                       89 | Policies You Should Know About

o prior to September 3, 2000, all redemptions of Kemper New Europe Fund Class M shares that total more than $500,000 over a 90-day period will be paid in kind; in addition to paying the usual 2% redemption fee, shareholders that are subject to redemption in kind may bear additional expenses greater than 1% of the value of the shares redeemed, and must submit their redemption request in writing using a form available from Kemper Service Company


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

                       90 | Policies You Should Know About

Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.


The funds intend to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                   91 | Understanding Distributions And Taxes

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:



Generally taxed at ordinary income rates
-------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------
o  income dividends you receive from a fund
-------------------------------------------------------
o short-term capital gains distributions received from a
  fund
-------------------------------------------------------

Generally taxed at capital gains rates
-------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------
o long-term capital gains distributions received from a
  fund
-------------------------------------------------------


You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends- received deduction for a portion of income dividends they receive.

                   92 | Understanding Distributions And Taxes

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call (800) 621-1048.


Statements of Additional Information (SAIs) -- These tell you more about each fund's features and policies, including additional risk information. The SAIs are incorporated by reference into this document (meaning that they are legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


SEC
450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Numbers


Kemper Asian Growth Fund               811-7731
Kemper Emerging Markets Growth Fund    811-08395
Kemper Global Blue Chip Fund           811-08395
Global Discovery Fund                  811-4670
Kemper Global Income Fund              811-5829
Kemper International Fund              811-3136
Kemper Latin America Fund              811-08395
Kemper New Europe Fund                 811-5969


Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com E-mail
info@kemper.com Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in short-term world(SM)

                      KEMPER GLOBAL and INTERNATIONAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2000

                   Kemper International Growth and Income Fund
                    ("International Growth and Income Fund")
      Kemper Emerging Markets Income Fund ("Emerging Markets Income Fund")
               222 South Riverside Plaza, Chicago, Illinois 60606

                                 1-800-621-1048




This combined Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the Funds listed above (the
"Funds"), each a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Funds dated March 1, 2000. A prospectus may be obtained without charge from the Funds, and is also available, along with other related materials, on the SEC's Internet Web site (http://www.sec.gov).





                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.........................................4
PORTFOLIO TRANSACTIONS.........................................27
INVESTMENT MANAGER AND UNDERWRITER.............................29
PURCHASE, REDEMPTION and repurchase OF SHARES...................2
DIVIDENDS, DISTRIBUTIONS AND TAXES.............................14
RETIREMENT PLANS...............................................18
PERFORMANCE....................................................20
OFFICERS AND DIRECTORS.........................................22
SHAREHOLDER RIGHTS.............................................22
APPENDIX --RATINGS OF FIXED INCOME INVESTMENTS.................27

The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. The Report for any Fund for which this Statement of Additional Information is requested accompanies this document, and may be obtained without charge by calling 1-800-621-1048.


Scudder  Kemper  Investments,   Inc.  (the  "Adviser")  serves  as  each  Fund's
investment manager.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the outstanding shares of the Fund.


International Growth and Income Fund has elected to be classified as a diversified series of an open-end management, investment company. Emerging Markets Income Fund is a non-diversified series of an open-end management, investment company.


As a matter of fundamental policy, each Fund will not:

a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

c)       purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

d) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

f) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of nonfundamental policy, each Fund will not:

1. For International Growth and Income Fund: borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;


2. For Emerging Markets Income Fund: borrow money in an amount greater than 20% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;


3. For International Growth and Income Fund: enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;


4. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

7. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and


8. For Emerging Markets Income Fund: lend portfolio securities in an amount greater than 5% of its total assets.

9. For International Growth and Income Fund: lend portfolio securities in an amount greater than 33 1/3% of its total assets.



INVESTMENT POLICIES AND TECHNIQUES


GENERAL. Kemper International Growth And Income Fund (the "International Growth and Income Fund") seeks long-term growth of capital and current income primarily from foreign equity securities. Kemper Emerging Markets Income Fund (the "Emerging Markets Income Fund") has dual investment objectives. The Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase
(such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

Each Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the Adviser to be advantageous for the Fund to do so in order to pursue its investment objective(s), to hedge against the effects of fluctuation in interest rates, and also to hedge against the effects of market risks, but not for leveraging purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning other investment policies and techniques to create leveraged exposure in the Fund.


International Growth and Income Fund. International Growth and Income Fund seeks long-term growth of capital and current income primarily from foreign equity securities. The Fund invests generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends. The Fund can also invest in other types of equity securities, including preferred stocks and securities convertible into common stock. The Fund does not invest in emerging markets, but instead focuses its investments on the developed foreign countries included in the Morgan Stanley Capital International World ex-US Index (the "MSCI").


The Fund's income-oriented strategy, which can help cushion returns in volatile periods, and its concentration in developed markets, may make it appropriate for investors seeking lower share price volatility than many other international equity funds.

While the Fund may offer the potential for price appreciation and dividend income, it also involves various types of risk. The Fund's net asset value can fluctuate with changes in world securities market levels, political developments, movements in currencies, investment flows and other factors.

In pursuing its dual objective, at least 80% of the Fund's net assets will normally be invested in the equity securities of established non-U.S. companies. The Fund generally invests in equity securities of established companies listed on foreign securities exchanges, but also may invest in securities traded over-the-counter. The Fund's equity investments include common stock, convertible and non-convertible preferred stock, sponsored and unsponsored depository receipts, and warrants.

The Fund intends to diversify investments among several developed foreign markets and normally to invest in securities of issuers located in at least three different countries. The Fund will invest predominantly in securities of issuers in the developed foreign countries included in the MSCI.

Under normal conditions, the Fund may also invest up to 20% of its net assets in debt securities convertible into common stock and fixed-income securities of governments, governmental agencies, supranational agencies and private issuers when the Adviser believes the potential for appreciation and income will equal or exceed that available from investments in equity securities. These securities will predominantly be "investment grade" securities, which are those rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A or BBB by S&P or if unrated, judged by the Adviser to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below-investment grade or unrated but deemed by the Adviser to be of comparable quality to those rated below investment-grade (commonly referred to as "junk bonds").

The Fund may also hold up to 20% of its net assets in U.S. and foreign fixed income securities for temporary defensive purposes when the Adviser believes market conditions so warrant. Similarly, the Fund may invest up to 20% of its net assets in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements under normal circumstances and without limit for temporary defensive purposes and to maintain liquidity. It is impossible to accurately predict for how long such alternative strategies may be utilized. In addition, the Fund may engage in strategic transactions, which may include derivatives.

The Adviser applies a disciplined, multi-part investment approach for selecting stocks for the Fund. The first stage of this process involves analyzing the pool of dividend-paying foreign securities, primarily from the world's more mature markets, and targeting stocks that have high relative yields compared to the average for their markets. In the Adviser's opinion, this group of higher-yielding stocks offers the potential for returns that is greater than or equal to the average market return, with price volatility that is lower than the overall market volatility. The Adviser believes that these potentially favorable risk and return characteristics exist because the higher dividends offered by these stocks act as a "cushion" when markets are volatile and because the stocks with higher yields tend to have more attractive valuations (e.g., lower price-to-earnings ratios and lower price-to-book ratios).

The second stage of portfolio construction involves a fundamental analysis of each company's financial strength, profitability, projected earnings, competitive positioning and ability of management. During this step, the Adviser's research team identifies what it believes are the most promising stocks for the Fund's portfolio.

The third stage of the investment process involves diversifying the portfolio among different industry sectors. The key element of this stage is evaluating how the stocks in different sectors react to economic factors such as interest rates, inflation, Gross Domestic Product and consumer spending, and then attaining a proper balance of stocks in these sectors based on the Adviser's economic forecast.

The fourth and final stage of this ongoing process is diversifying the portfolio among different countries. The Adviser will seek to have broad country representation, favoring those countries that it believes have sound economic conditions and open markets. The Fund's strategy is to manage risk and create opportunity at each of its four stages in the investment process, starting with the focus on stocks with high relative yields.

Emerging Markets Income Fund. Emerging Markets Income Fund has dual investment objectives. The Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets. Many developing regions of the world have undertaken sweeping political and economic changes that favor increased business activity and demand for capital. In the opinion of the Adviser, these changes present attractive investment opportunities, both in terms of income and appreciation potential, for long-term investors. In an attempt to eliminate currency risk, the Fund invests exclusively in U.S. dollar-denominated debt securities, or in foreign currency denominated debt securities that are fully hedged back into the U.S. dollar.

The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. While designed to provide a high level of current income, the Fund may not be appropriate for all income investors. The Fund should not be viewed as a substitute for a money market or short-term bond fund. The Fund invests in lower quality securities of emerging market issuers, some of which have in the past defaulted on certain of their financial obligations.

In seeking high current income and, secondarily, long-term capital appreciation, the Fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or in debt securities, the return on which is derived primarily from emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The Fund takes a global approach to portfolio management. The Adviser currently weights its investments toward countries in Latin America, which has offered the largest and most liquid debt markets of the emerging nations around the globe in the past few years. However, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund deems an issuer to be located in an emerging market if:

o        the issuer is organized under the laws of an emerging market country;

o the issuer's principal securities trading market is in an emerging market; or

o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly from subsidiaries) from assets or activities located in emerging markets.

The Fund may invest in a wide variety of high-yielding debt obligations, including sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets
(including participations in and assignments of portions of loans between governments and financial institutions); government owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter-American Development Bank, among others.

The Fund may also consider for purchase debt securities issued by commercial banks and companies in emerging markets. The Fund may invest in both fixed- and floating-rate issues. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may invest regularly in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Some "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds.

The Fund is not restricted by limits on weighted average portfolio maturity or the maturity of an individual issue. Debt securities in which the Fund may invest may have stated maturities from overnight to 30 years or longer. The weighted average maturity of the Fund's portfolio is actively managed and will vary from period to period based upon the Adviser's assessment of economic and market conditions, taking into account the Fund's investment objectives.

In addition to maturity, the Fund's investments are actively managed in terms of geography and industry allocation. In managing the Fund's portfolio, the Adviser takes into account such factors as the credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, and governmental initiatives.

While the Fund is not "diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), it intends to invest in a minimum of three countries at any one time and will not commit more than 40% of its total assets to issuers in a single country.

By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment-grade, by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and often more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. A large portion of the Fund's bond holdings may trade at substantial discounts from face value.

The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"), as well as Synthetic Investments.

The Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed-income instruments.

However, for temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict accurately how long such alternative strategies will be utilized. In addition, the Fund may engage in strategic transactions. The Fund may also acquire shares of closed-end investment companies that invest primarily in emerging market debt securities.

The Fund is authorized to borrow money from banks and other entities in an amount equal to up to 20% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes. Borrowings create leverage, which is a speculative characteristic. Although the Fund intends to borrow frequently, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed moneys. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser.


Repurchase Commitments. Emerging Markets Income Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Common Stocks. International Growth and Income Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Debt Securities. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Securities rated below Baa by Moody's or below BBB by S&P usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. Securities rated C by Moody's or D by S&P may be in default with respect to payment of principal or interest. Such securities carry a high degree of risk and are considered speculative.(See "Appendix").

When the Adviser believes that it is appropriate to do so in order to achieve the Fund's objective of long-term growth and current income, International Growth and Income Fund may invest up to 20% of its net assets in debt securities including bonds of foreign governments, supranational organizations and private issuers, including bonds denominated in the ECU. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade and unrated securities. Portfolio debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk.


Emerging Markets Income Fund invests predominantly in debt securities that are rated lower than Baa/BBB and in unrated securities judged to be of equivalent quality as determined by the Adviser. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities rated as low as C by Moody's or D by S&P.

The Adviser expects that a significant portion of any of the Emerging Markets Income Fund's bond investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency-denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.


Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt") issued or guaranteed by Latin American governments or their agencies or instrumentalities ("governmental entities") involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, dependence on expected disbursements from third parties, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Emerging Markets Income Fund and Latin America Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

High Yield, High Risk Securities. Below investment grade securities, commonly referred to as "junk bonds," (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").


Emerging Markets Income Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's.

Illiquid SECURITIES. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. Each Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of illiquid securities.

Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

INVESTMENT COMPANY SECURITIES. International Growth and Income Fund Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Zero Coupon Securities. Each Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. Each Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if a Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

INDEXED SECURITIES. Emerging Markets Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

FOREIGN CURRENCIES. Each Fund has foreign currency exposure. In an attempt to eliminate currency risk, Emerging Markets Income Fund invests exclusively in U.S. dollar-denominated debt securities, or in foreign currency denominated debt securities that are fully hedged back into the U.S. dollar. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase foreign currency, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Many Latin American and Asian currencies have experienced significant devaluation relative to the dollar. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Because a Fund normally will be invested in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

DEPOSITARY RECEIPTS. Each Fund may invest directly in securities of emerging market country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

LENDING OF PORTFOLIO SECURITIES. International Growth and Income Fund may lend portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions and are required to be secured continuously by collateral in cash and liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to firms deemed by the Adviser to be in good standing, and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The value of the securities loaned will not exceed 3 1/3% of the value of a Fund's total assets at the time any loan is made. Upon approval from the Board of Directors, each of the other Funds may seek to increase its net income by lending portfolio securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. A Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

SYNTHETIC INVESTMENTS. In certain circumstances, the Emerging Markets Income Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities.
Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.


BRADY BONDS. Emerging Markets Income Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, and Uruguay.


Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets.

Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on many Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


LOAN PARTICIPATIONS AND ASSIGNMENTS. Emerging Markets Income Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). Each Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a Fund's having a contractual relationship only with the Lender and not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Each Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.


When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

Each Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, each Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

FOREIGN SECURITIES. Each Fund is designed for investors who can accept currency and other forms of international investment risk. In an attempt to eliminate currency risk, however, Emerging Markets Income Fund invests exclusively in U.S. dollar-denominated debt securities, or in foreign currency denominated debt securities that are fully hedged back into the U.S.

dollar. The Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by a Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. A Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies at the time the investment is made.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, none of the Funds will invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on a day on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. Events materially affecting the value of the Fund's portfolio securities may occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated.


INVESTING IN EMERGING MARKETS. Emerging Markets Income Fund may invest in securities of issuers in emerging markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no cash is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.


Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of the Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.


Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in securities of issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.


In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affect its ability to honor its obligations. While the Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.

The fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is, therefore, somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

Income from securities held by the fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.


Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, governmental actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the fund's assets should these conditions recur.


The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

INVESTING IN LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Changes in the value of Latin American currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce a Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect or, in some cases, cause the entire loss of, a Fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left the home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

INVESTING IN THE PACIFIC BASIN. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or a Fund's investment in the debt of that country.

Trading volume on Pacific Basin stock exchanges outside of Japan, although increasing, is substantially less than in the U.S. stock market. Further, securities of some Pacific Basin companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Basin stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities in which a Fund may invest on other stock exchanges where commissions are negotiable.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Recent conditions in the Pacific Basin region include political uncertainty, economic overheating, erratic trade policies and extreme currency fluctuations that have resulted in equity market decline. The conditions that have given rise to these developments, however, are changeable, and there is no way to predict if they will continue or the speed at which the economies of that region will recover.

INVESTING IN EUROPE. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

INVESTING IN AFRICA. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkina Faso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

ECONOMIC GROWTH. Emerging markets are an increasingly important part of the world's investment activity. In 1985, emerging markets accounted for only 2.7% of the world's stock market trading value, compared to 17% in 1994.^1 The chief

--------
1  International Finance Corporation, 1995.

rationale for investing in emerging markets is the dramatic growth rates that these economies continue to enjoy. Over the past decade, the annual percentage change in the economic growth rates of emerging market countries has been climbing above that of the mature markets.

This growth  translates into an average annual percentage change (as measured by
GDP) of 2.53% for mature economies, compared to 3.89% for developing countries.^2 Emerging market economies are projected to grow at a 6.3% annual rate -- more than double the expected growth of established countries in Europe, Asia and North America (2.4%).^2

Increased integration and faster growth in China, India, Indonesia, Brazil, and Russia -- five countries that today account for half the world's labor force but only 8-9 percent of its GDP or international trade -- will likely redraw the economic map of the world over the next quarter century.


STRATEGIC TRANSACTIONS AND DERIVATIVES. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the

--------
2  IMF World Economic Outlook, 1995.
3  International Finance Corporation, 1995.

daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Non-Diversified Investment Company. Emerging Markets Income Fund is a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, a Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.


Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.
Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Borrowing. Each Fund is authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. Each Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by each Fund will involve special risk considerations. Although the principal of each Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

In addition, Emerging Markets Income Fund anticipates borrowing opportunistically up to 20% of its total assets (including the amount borrowed) for investment purposes. The borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset and in the yield of the Fund's portfolio. If the income earned on the assets obtained with borrowed funds exceeds the interest and other expenses paid on the borrowing, the Fund's net income will be greater than if borrowings were not used. Conversely, however, if the income on the assets is insufficient to cover the cost of borrowing, the Fund's net income will be less than if borrowings were not used.

Investment Company Securities. Securities of other investment companies may be acquired by each Fund, to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

Investing in Small Companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

PORTFOLIO TRANSACTIONS

Brokerage


Allocation of brokerage is supervised by the Adviser.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or a Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of greater net short-term or long-term capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the portfolio turnover rate in each Fund's initial fiscal year will not exceed 75%, with the exception of Emerging Markets Income Fund, which may exceed 100%.

The table below shows total brokerage commissions paid by each Fund for the most recent fiscal period and the percentage thereof that was allocated to firms based upon research information provided.





                                                                                Total            Total Amount
                                                      Total Brokerage         Brokerage               of          Percentage
                                                        Commissions          Commissions         Commissions     Allocated to
                                            Fiscal         Paid         Paid to Firms Based       Paid to      Firms Based on
                   Fund                       Year                           on Research          Affiliates       Research
------------------------------------------- --------- ----------------- ----------------------- --------------- ----------------

International Growth and Income Fund          1998           $0                   $0                  $0              $0
                                              1999         $25,133              $23,795               $0            94.68%

Emerging Markets Income Fund                  1998           $0                   $0                  $0              $0
                                              1999           $0                   $0                  $0              0%

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), Two International Place, Boston, Massachusetts, is each Fund's investment manager.

This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to investment management agreements, the Adviser acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of directors (except those who are affiliates of the Adviser), independent auditors, counsel, custodian and transfer agent, and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of a Fund's shares for sale under the securities laws of the various states.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. These agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at special meetings held in December 1998.

Each investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

The Investment Management Agreements (the "Agreements") between the Corporation, on behalf of each Fund, and the Adviser were approved by the Directors of the Corporation on September 22, 1998. Each Agreement is dated September 7, 1998 and will continue in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Directors or of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

Under each Agreement, the Adviser provides the particular Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of a Fund.

The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

The Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.

The Funds each pay the Adviser an investment management fee, payable monthly, at the annual rates shown below.


International Growth and Income Fund                             1.00%
Emerging Markets Income Fund                                     1.00%

For a one-year period ending on December 31, 2000, the Adviser has agreed to maintain its annual management fee for each Fund at the following rates:

International Growth and Income Fund                               0%
Emerging Markets Income Fund                                       0%


The expenses of each Fund, and of other investment companies investing in foreign securities can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

Under the Agreement each Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of each Fund's accounting agent; brokers' commissions; legal, auditing and accounting expenses; the fees and expenses of the Transfer Agent; and any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholder meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

Each Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of a particular Fund for portfolio pricing services, if any.

In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Corporation have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at each Fund's expense.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of each Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Adviser may serve as adviser to other funds with similar investment objectives and policies to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a subsidiary of the Adviser, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by KDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the distribution agreement, or a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. The distribution agreement may be amended for a class by the Board of Directors in the manner described above with respect to the continuation of the distribution agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a class by class basis.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase and Redemption of Shares," KDI retains the sales charge upon the purchase of shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of each Fund's Class A shares.


The  following  information  concerns  the  underwriting   commissions  paid  in
connection with each Fund's Class A shares for the fiscal period ended October 31, 1999:


                                                                                    Commissions            Commissions
                                                            Commissions            Allowed by KDI           Paid to KDI
                Fund                    Fiscal Year*      Retained by KDI             to Firms            Affiliated Firms
-------------------------------------- --------------- ----------------------- ----------------------- -----------------------


International  Growth  and Income           1998                 $                       $                       $
Fund
                                            1999                 $                       $                       $

Emerging Markets Income Fund                1998                 $                       $                       $
                                            1999                 $                       $                       $

Rule 12b-1 Plans. The Fund has adopted, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class B and Class C shares. Since each Fund's 12b-1 Plan (the "Plan") provides for fees payable as an expense of each of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, each agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of the investment and may cost more than other types of sales charges. As of December 31, 1999, each Fund's Plan has been separated from its distribution agreement


Class B Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of each Fund's average daily net assets attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase and Redemption of Shares - Contingent Deferred Sales Charge - Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charges - Class C Shares."

If the Plan for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)


Expenses of the Fund and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the period ended October 31, 1999 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.


                                  Distribution       Contingent        Commissions      Distribution
                                  Fees Paid by      Deferred Sales        Paid by       Fees Paid by
                    Fiscal           Fund to        Charges Paid to   Underwriter to   Underwriter to
       Fund           Year*       Underwriter**       Underwriter          Firms       Affiliated Firms
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------------------------------

International            1998
Growth and
Income Fund
                         1999

Emerging Markets         1998
Income Fund
                         1999

                                           Other Distribution Expenses Paid by Underwriter

                                 Advertising                                    Misc.
                     Fiscal          and        Prospectus   Marketing and    Operating    Interest
       Fund           Year*       Literature     Printing    Sales Expenses   Expenses      Expense
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------------------------------------

International            1998
Growth and
Income Fund
                         1999

Emerging Markets         1998
Income Fund
                         1999

                                                      Contingent        Commissions     Distribution
                                  Distribution      Deferred Sales        Paid by       Fees Paid by
                    Fiscal        Fees Paid by      Charges Paid to   Underwriter to   Underwriter to
       Fund           Year*          Fund to          Underwriter          Firms         Affiliated
                                  Underwriter**                                             Firms
------------------- ----------- ------------------ ------------------ ---------------- ----------------

Class C Shares

International            1998
Growth and
Income Fund
                         1999

Emerging Markets         1998
Income Fund
                         1999



                                 Advertising                                    Misc.
                    Fiscal           and        Prospectus   Marketing and    Operating    Interest
       Fund           Year*       Literature     Printing    Sales Expenses   Expenses      Expense

------------------- ----------- ------------- ------------- --------------- ------------ ------------

Class C Shares

International            1998
Growth and
Income Fund
                         1999

Emerging Markets         1998
Income Fund
                         1999

**      Amounts shown reflect fee waiver in effect.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. For the services under the administrative agreement, each Fund's pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of each Fund.


KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI pays these firms based on assets of Fund accounts the firms service. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Funds. Firms to which service fees may be paid include affiliates of KDI. The administrative services fee may be increased to annual rate of 0.25% of average daily net assets of any class of the Funds in the discretion of the Boards and without shareholder approval.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% (0.10% for Class A shares acquired prior to October 1, 1998) based upon Fund assets in accounts for which a firm provides administrative services and, effective January 1, 2000, at the annual rate of 0.15% (0.10% for Class A shares acquired prior to October 1, 1998) based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Funds' records. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of each Fund, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Fund assets in the future. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.


Certain directors or officers of the Corporation are also directors or officers of the Adviser or KDI, as indicated under "Officers and Directors."


The funds incurred no administrative services fees for the period ended October 31, 1999, after fee waivers by the Adviser. During the period ended October 31, 1999, KDI paid fees to various firms in the following amounts: $_____ and $_____ for International Growth and Income Fund and Emerging Markets Income Fund, respectively.


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of each Fund and maintaining all accounting records related thereto

Each Fund, with the exception of Emerging Markets Income Fund, pays Scudder Fund Accounting Corporation an annual fee of 0.065% on the first $150 million, 0.04% on the next $850 million, and 0.02% over $1 billion. Emerging Markets Income Fund pays an annual fee of 0.08% on the first $150 million, 0.06% on the next $850 million and 0.04% over $1 billion. The minimum on all funds is $50,000. There is a 1.66% multi-class premium imposed on asset fees for these funds.


The funds incurred no accounting fees for the period ended October 31, 1999, after fee waivers by the Adviser in the following amounts: $_____ and $_______ for Emerging Markets Income Fund and International Growth and Income Fund , respectively.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of each Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Pursuant to a services agreement between the Fund and Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, a subsidiary of the Adviser, KSvC serves as "Shareholder Service Agent" of the Funds and, as such, performs all of the duties as transfer agent and dividend-paying agent for each Fund's Class A, B and C shares. KSvC receives as transfer agent the following: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account, plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B Shares only) and out-of- pocket expense reimbursement; and, effective January 1, 1999 (for all funds except Emerging Markets Income Fund), annual account fees of $10.00 ($18.00 for retirement accounts), plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement; and, for Emerging Markets Income Fund, annual account fees of $14.00 ($23.00 for retirement accounts), plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.05% and out-of-pocket reimbursement. For a description of transfer agent and shareholder service agent fees payable to KSvC and the Shareholder Service Agent, see "Investment Manager and Underwriter".


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. Each Fund's independent auditors, Ernst & Young, LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on each Fund's annual financial statements, review certain regulatory reports and each Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by a Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


PURCHASE, REDEMPTION and repurchase OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                                 Annual 12b-1 Fees
                                                            (as a % of average daily
                                Sales Charge                         net assets)                    Other Information
                 ---------------------------------------------------------------------------------------------------------------

Class A          Maximum initial sales charge of 5.75% of               None               Initial sales charge waived or
                 the public offering price                                                 reduced for certain purchases(1)

Class B          Maximum contingent deferred sales charge               0.75%              Shares convert to Class A shares
                 of 4% of redemption proceeds; declines to                                 six years after issuance
                 zero after six years

Class C          Contingent deferred sales charge of 1% of              0.75%              No conversion feature
                 redemption proceeds for redemptions made
                 during first year after purchase


-------------------

(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed during the second year of purchase.

The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is

$50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).


Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                                   Sales Charge         Portion Allowed by
                                                                As a                   As a            KDI to Dealers as a
                                                           Percentage of           Percentage of          Percentage of
                  Amount of Purchase                       Offering Price        Net Asset Value*         Offering Price
-----------------------------------------------------------------------------------------------------------------------------

   Less than $50,000...................................           5.75%                    6.10%                   5.20%
   $50,000 but less than $100,000......................           4.50                     4.71                    4.00
   $100,000 but less than $250,000.....................           3.50                     3.63                    3.00
   $250,000 but less than $500,000.....................           2.60                     2.67                    2.25
   $500,000 but less than $1 million...................           2.00                     2.04                    1.75
   $1 million and over.................................           0.00**                   0.00**                  ***


Class A Shares --Kemper Emerging Markets Income Fund Public Offering Price Including Sales Charge

                                                                                                            Portion Allowed by
                                                                Sales Charge           Sales Charge        KDI to Dealers as a
                                                                 As a % of               As a % of            Percentage of
                      Amount of Purchase                       Offering Price        Net Asset Value*         Offering Price
    -----------------------------------------------------------------------------------------------------------------------------

       Less than $100,000..................................           4.50%                    4.71%                   %
       $100,000 but less than $250,000.....................           3.50                     3.63
       $250,000 but less than $500,000.....................           2.60                     2.67
       $500,000 but less than $1 million...................           2.00                     2.04
       $1 million and over.................................           0.00**                   0.00**



         *        Rounded to the nearest one-hundredth percent.

         ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

         ***      Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code

Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge - Large Order NAV Purchase Privilege."


KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

As of February 1, 1996, Class A shares of a Fund or any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's

Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative - Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge - Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when the shares have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge - Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing. including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors (the "Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. A Fund may waive the minimum for purchases by directors, directors, officers or employees of a Fund or the Adviser and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of the particular class of the Fund. Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies of scale in sales and sales-related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange, Inc. (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund' investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

The conversion of Class B shares of a Fund to Class A shares of a Fund may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to a Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Shareholders can request the following telephone privileges: EXPRESS-Transfer transactions (see "Special Features"), expedited wire transfer redemptions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders , provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS- Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a class of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. No Fund is responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge - Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge - Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                                                   Contingent Deferred
Year of Redemption After Purchase                     Sales Charge
----------------------------------------------------------------------------
First......................................                4%
Second.....................................                3%
Third......................................                3%
Fourth.....................................                2%
Fifth......................................                2%
Sixth......................................                1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features
- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge - Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features - Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Fund listed under "Special Features - Class A Shares Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Funds. A shareholder of a Fund or other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares - Initial Sales Charge Alternative - Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of a Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Funds listed under "Special Features Class A Shares - Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features - Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in shares of a Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES

Class A Shares - Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Series, Inc., Kemper Equity Trust, Kemper Funds Trust and Kemper Income Trust, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Funds Trust and Kemper Income Trust, ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares - Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares - Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares - Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features- Class A Shares - Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). Effective June 1, 1999, each fund reserves the right to invoke the 15-Day Hold Policy for accounts of $1,000,000 or less if, in the investment manager's judgement, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and, therefore, may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company,
Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The

$5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional,   Roth  and  Education   Individual   Retirement  Accounts
         ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.

NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The National Association of Securities Dealers Automated Quotation , ("Nasdaq") System, is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")


Emerging Markets Income Fund distribute net investment income on a semi-annual and monthly basis, respectively. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of each Fund's fiscal year on October 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

         (1) To receive dividends from income and short-term capital gain in cash and net capital gain dividends in shares of the same class at net asset value; or

         (2)      To receive income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special

Features -Class A Shares - Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, each Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gains in excess of net long-term capital losses).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains , will be able to claim a relative share of federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.


Dividends from domestic corporations may comprise a substantial part of the gross income of International Growth and Income Fund. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains , regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Each Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income) Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on a Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for a Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. A Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of a Fund which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund level. In addition, if a Fund invest in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

If a Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss held by the shareholder as a capital asset, and may be long-term or short-term depending upon the shareholder's holding period for the shares. A shareholder who has redeemed shares of a Fund or any other Kemper Mutual Fund (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption. If redeemed shares were held less than 91 days, then the lesser of
(a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and disposition of Fund shares. Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

RETIREMENT PLANS

Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

Individual Retirement Accounts. One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may make a contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2. The contribution will be fully deductible if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. If an individual is (or has a spouse who is) an active participant in an employer-sponsored retirement plan , the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (or, if married filing jointly, the couple's) adjusted gross income for the year. Even if an individual's contributions to an IRA for a taxable year are not deductible, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. A higher-earning spouse also may contribute up to $2,000 per year to the lower-earning spouse's own IRA, whether or not the lower-earning spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least equal to the combined amount of the spouses' IRA contributions for the year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may be rolled over into a traditional IRA, also.

With a Roth  IRA,  an  individual  may make  only  nondeductible  contributions;
contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's adjusted gross income for the year is less than $95,000 ,or, if married filing jointly, the couple's adjusted gross income is less than $150,000. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons, and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. No distributions are required to be taken prior to the death of the original account holder. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four-year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will be taxable. Other withdrawals will be subject to tax.

In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRAs) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the record keeping and testing requirements applicable to qualified plans.


Qualified Retirement Plans. Fund shares also may be held in profit sharing, money purchase pension, and 401(k) plan accounts. An employer, whether a corporation, partnership or other kind of business entity, generally may maintain one or more qualified retirement plans for its employees. These plans, which are qualified plans under Code Section 401(a), are subject to numerous rules relating to such matters as the maximum contribution that can be allocated to participant's accounts, nondiscrimination, and distributions from the plan, as well as being subject in many cases to the fiduciary duty and other provisions of the Employee Retirement Income Securities Act of 1974, as amended. Businesses considering adopting a qualified retirement plan are encouraged to seek competent professional advice before adopting one of these plans.


403(b) Plan Accounts. Fund shares also may be purchased as an investment for Code Section 403(b)(7) custodial accounts. In general, employees of tax-exempt organizations described in Code Section 501(c)(3) and of public school systems are eligible to participate in 403(b) accounts. These arrangements may permit employer contributions and/or employee salary reduction contributions, and are subject to rules relating to such matters as the maximum contribution than can be made to a participant's account, nondiscrimination, and distributions from the account.

General Information. Please call the Fund to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B, Class C and Class I shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

 A Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class. The Adviser has agreed to a reduction of its management fee for each Fund to the extent specified in the prospectus. See "Investment Manager and Underwriter." This fee reduction will improve the performance results of a Fund.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B shares of a Fund for periods over six years will reflect conversion of such shares to Class A of that Fund shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

                  Average Annual Total Return = (ERV/P)^1/n - 1

                  Where:


                  P        =     a hypothetical initial investment of $1,000
                  N        =     Number of years

                  ERV      =     Ending  redeemable value: ERV is
                                 the  value,  at  the  end  of  the
                                 applicable     period,     of    a
                                 hypothetical   $1,000   investment
                                 made  at  the   beginning  of  the
                                 applicable period.




         Average Annual Total Return for Period Ended October 31, 1999*

     Fund                               Class A Shares      Class B Shares    Class C Shares



International Growth and Income Fund          %

Emerging Markets Income Fund                  %


*    Since the Funds' commencement of operations on December 31, 1997.


Note: If the Adviser had not maintained expenses, the total returns would have been lower. Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for a Fund's "Financial Highlights" table in each Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of a Fund's Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for a Fund's Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.


A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yields are shown below based upon the one-month period ended October 31, 1999:


A Fund's yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[((a - b)/cd + 1)6 - 1]

   Where:

              A          =    Dividends  and  interest  earned
                              during   the   period,   including
                              amortization  of market premium or
                              accretion of market discount
              B          =    Expenses  accrued  for  the  period  (net  of
                              reimbursements)
              C          =    the  average  daily  number of
                              shares outstanding during the period that
                              were entitled to receive dividends
              D          =    the maximum offering price per share on the last
                              day of the period

Each Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of a Fund's Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of a Fund's Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of a Fund will fluctuate.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

OFFICERS AND DIRECTORS

The officers and directors of the Corporation, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, and KDI, the principal underwriter, are listed below. All persons named as directors also serve in similar capacities for other funds advised by the Adviser:


MARK  S.  CASADY  (9/21/60)*   President,   Two  International   Place,  Boston,
Massachusetts, Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.


JAMES E. AKINS (10/15/26) Director (15), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.


JAMES R. EDGAR (07/22/46) Director, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; formerly, Governor of the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK (2/13/25) Director (15), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp; formerly, attorney.

FREDERICK T. KELSEY (4/25/27) Director (15), 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds, formerly, Trustee of the Pilot Funds.


FRED B. RENWICK (2/1/30) Director (15), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.


THOMAS W. LITTAUER (4/26/55)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

KATHRYN L. QUIRK (12/3/52)*, Director and Vice President, 345 Park Avenue, New York, New York; Managing Director, Adviser

JOHN G. WEITHERS (8/8/33) Director (15), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University.


PHILIP J. COLLORA (11/15/45)* Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

JOYCE E. CORNELL (3/26/44)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

DIEGO ESPINOSA (6/30/62)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

JOAN R. GREGORY (8/4/45)* Vice President, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper Investments, Inc.

TARA C. KENNEY (10/7/60)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

ANN M. McCREARY (11/6/56)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

SHERIDAN P. REILLY (2/27/52)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

M. ISABEL SALTZMAN (12/22/54)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


WILLIAM F. TRUSCOTT (9/14/60)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.


LINDA J. WONDRACK (9/12/64)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser


MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads


*  Interested persons of the Corporation as defined in the 1940 Act.


Compensation of Officers and Directors


The Directors and Officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those Directors who are not designated "interested persons" by the Corporation, during the 1999 fiscal year.



                                                          Aggregate
                                                        Compensation
                                                    From all Funds in the                                     Total
                                                       Kemper Global/                                      Compensation
                                                    International Series,     Total Compensation         From Kemper Fund
                                                      Inc., Except for        from Growth Fund of        Complex Paid to
              Name of Board Member                 Growth Fund of Spain(1)         Spain(2)             Board Members (3)
-------------------------------------------------- ------------------------ ------------------------ -------------------------


James E. Akins
James R. Edgar(4)
Arthur R. Gottschalk (5)
Frederick T. Kelsey
Fred B. Renwick
John G. Weithers

(1) The Adviser currently assumes responsibility for payment of Directors fees on behalf of all Funds in the Series except for Growth Fund of Spain, which did not join the Series until after the Series most recent fiscal year end.

(2)      Directors fees are paid directly by the Fund.

(3) Includes compensation for service on the boards of 15 Kemper funds with 53 portfolios. Each board member currently serves as a board member of 15 Kemper Funds with 53 fund portfolios.


(4)      Appointed as director on May 27, 1999


(5) Includes deferred fees and interest thereon pursuant to deferred agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts and interest accrued for the latest fiscal year amounted to $5,345 for Mr. Gottschalk.


As of January 29, 2000, the Directors and Officers as a group owned less than 1% of each Fund's shares, and the following entities owned of record greater than 5% of the outstanding shares of a particular class of each Fund:



                    Name and Address    Class(es)     Percentage of Shares Owned



SHAREHOLDER RIGHTS


The Funds are series of the Corporation, an open-end management investment company registered under the 1940 Act. The Corporation was organized as a corporation under the laws of Maryland on October 2, 1997.

The Corporation may issue an indefinite amount of shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into classes of shares. Initially, 100,000,000 shares were classified for each, at that time, of the Corporation's five series. Currently, each Fund offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors may authorize the issuance of additional classes and additional series or Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Corporation may offer multiple Funds, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Each Fund's activities are supervised by the Corporation's Board of Directors. The Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Each Fund's activities are supervised by the Corporation's Board of Directors. Each Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors.

A majority of the Directors shall be present in person at any regular or special meeting of the Directors in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Directors.

Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of

(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

In the event of the liquidation or dissolution of the Corporation, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Corporation.


INTERFUND BORROWING AND LENDING PROGRAM. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.


MASTER/FEEDER FUND STRUCTURE. The Board of Directors may determine, without further shareholder approval, in the future that the objectives of each Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and possibly avoiding transaction costs and, in certain circumstances, the realization of taxable gain or loss.

ADDITIONAL INFORMATION

Other Information


         The CUSIP number of the Class A shares of International Growth and Income Fund is 487916 20 7.


         The CUSIP number of the Class B shares of International Growth and Income Fund is 487916 80 1.

         The CUSIP number of the Class C shares of International Growth and Income Fund is 487916 88 4.

         The CUSIP number of the Class A shares of Emerging Markets Income Fund is 487916 30 6.

         The CUSIP number of the Class B shares of Emerging Markets Income Fund is 487916 87 6.

         The CUSIP number of the Class C shares of Emerging Markets Income Fund is 487916 86 8.


Each Fund has a fiscal year ending October 31.


Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Costs of $15,000 incurred by each Fund, in conjunction with its organization, are amortized over the five-year period beginning December 31, 1997.


Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, Brown Brothers Harriman & Co.

The law firm of Dechert Price & Rhoads is counsel to the Funds.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of each Fund, together with the Report of Independent Accountants, financial highlights and notes to financial statements in each Fund's Annual Report to Shareholders dated October 31, 1999, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS

                   Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                              GROWTH FUND OF SPAIN
                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2000

                    Kemper Global/International Series, Inc.
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

      This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for the Growth Fund Of Spain (the "Fund"), a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Fund dated March 1, 2000. A prospectus may be obtained without charge from the Fund and is also available, along with other related materials, at the SEC's Internet web site (http://www.sec.gov).

                                    ---------

                                TABLE OF CONTENTS
                                                                     Page
                                                                     ----


      INVESTMENT RESTRICTIONS..........................................2
      INVESTMENT POLICIES AND TECHNIQUES...............................3
      PORTFOLIO TRANSACTIONS..........................................18
      INVESTMENT MANAGER AND UNDERWRITER..............................19
      PURCHASE, REDEMPTION OR REPURCHASE OF SHARES....................24
      NET ASSET VALUE.................................................36
      DIVIDENDS, DISTRIBUTIONS AND TAXES..............................37
      PERFORMANCE.....................................................44
      OFFICERS AND DIRECTORS..........................................49
      SHAREHOLDER RIGHTS..............................................50
      FINANCIAL STATEMENTS............................................51
      ADDITIONAL INFORMATION..........................................51
      APPENDIX A -- RATINGS OF FIXED INCOME INVESTMENTS...............52
      APPENDIX B -- INFORMATION ABOUT SPAIN AND PORTUGAL..............54


The financial statements appearing in the Fund's 1999 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies this document. Scudder Kemper Investments, Inc. (the "Adviser") serves as the Fund's investment manager.

INVESTMENT RESTRICTIONS

      The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

      The Fund has elected to be classified as a non-diversified series of an open-end management investment company.

      As a matter of fundamental policy, the Fund will not:

      (a) make loans except to the extent that the purchase of portfolio securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements may be deemed to be loans;

      (b) borrow money or issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (c) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings or in connection with hedging and risk management strategies as described under "Investment Policies and Techniques" herein;

      (d) invest in companies for the purpose of exercising control or participation in management;

      (e) make short sales of securities or maintain a short position in any security except as described under "Investment Policies and Techniques" herein;

      (f) (i) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts except that the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts and options on foreign currencies, (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies which deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions as described under the heading "Investment Policies and Techniques" herein, and (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements in circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended; and

      (g) invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, if more than 3% of the outstanding voting stock of any such investment company would be held by the Fund, if more than 5% of the total assets of the Fund would be invested in any such investment company, or if the Fund would own, in the aggregate, securities of investment companies representing more than 10% of its total assets.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

      As a matter of nonfundamental policy, the Fund will not:

      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (3) purchase securities on margin, except (i) for margin deposits in connection with futures contracts, options or other permitted investments, and (ii) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; and


      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

MASTER/FEEDER FUND STRUCTURE. The Board of Directors may determine, without further shareholder approval, in the future that the objectives of the Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and possibly avoiding transaction costs and, in certain circumstances, the realization of taxable gain or loss.


INVESTMENT POLICIES AND TECHNIQUES

General. The Growth Fund Of Spain seeks long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund may also invest up to 35% of its total assets in the securities of non-Spanish companies, which investments may be focused in whole or in part in the equity securities of Portuguese companies.

      Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

      The Fund is designed for long-term investors who can accept international investment risk in pursuit of additional opportunities that foreign securities may provide. Since the Fund normally will be invested primarily in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the stock and bond markets in which it is invested and the currency in which the investments are denominated; the strength or weakness of the U.S. dollar against the Spanish Peseta, the Portuguese Escudos and other foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. In the opinion of the Adviser, Spanish and Portuguese capital markets provide investors with opportunities to participate in the economic growth taking place outside the U.S., which should translate into positive securities market performance over the long term. In addition, the Adviser believes that international investing offers the benefits of diversification, which can lower the overall price volatility of an investor's portfolio. Foreign investing does involve significant risks, as discussed in this prospectus, and the Fund should not be considered a complete investment program. The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle.

      The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies organized under the laws of Spain or traded in the Spanish securities markets and doing business in Spain ("Spanish companies"). Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of Spanish companies. The Fund is permitted to invest up to 25% of its total assets in unlisted equity and debt securities, including convertible debt securities, and in other securities that are not readily marketable, a significant portion of which may be considered illiquid (see "Unlisted and Illiquid Securities" below). Investment in Spanish equity securities that are unlisted or are not readily marketable will be treated as investments in Spanish equity securities for purposes of the Fund's fundamental policy of investing at least 65% of its total assets in Spanish equity securities. The Fund may invest up to 35% of total assets in investment-grade fixed income instruments denominated in Pesetas or U.S. dollars as described below. The Fund's investment objective and the foregoing policies are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As an operating policy, the Adviser intends to evaluate investment opportunities present throughout the Iberian Peninsula (i.e., Spain and Portugal). Accordingly, the Fund may, as a matter of nonfundamental policy, invest up to 35% of total assets in equity securities of companies other than Spanish companies, and may concentrate such investments in whole or in part in equity securities of companies organized under the laws of Portugal or traded in the Portuguese securities markets and doing business in Portugal ("Portuguese companies"). Unless otherwise noted, the Fund's other investment policies described below are not fundamental and may be changed by the Fund without shareholder approval.

      Investment-grade fixed-income instruments are defined to include securities rated in the four highest rating categories by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's"), or, if such securities are not so rated, securities of equivalent investment quality as determined by the Adviser, and short-term indebtedness or cash equivalents denominated in either Pesetas or U.S. dollars.

      The Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears to the Adviser to be advantageous for the Fund to do so in order to pursue its investment objective, to hedge against the effects of fluctuation in interest rates, and also to hedge against the effects of market risks, but not to create leveraged exposure in the Fund. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning other investment policies and techniques.

Temporary Defensive Position. For temporary defensive purposes, e.g., during periods in which changes in the Spanish securities markets, other economic conditions or political conditions in Spain warrant, the Fund may vary from its investment objective and may invest, without limit, in high quality debt instruments, such as U.S. and Spanish government securities. The Fund may also at any time invest funds in U.S. dollar-denominated money market instruments as reserves for expenses and dividend and other distributions to shareholders.

Common Stocks. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Foreign Securities, in General. The Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that diversification of assets on an international basis may decrease the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future.

      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in most foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Trading in securities on European securities exchanges is normally completed before the close of regular trading on the New York Stock Exchange (the "Exchange"). Trading on these foreign exchanges may not take place on a day on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. Events materially affecting the value of the Fund's portfolio securities may occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated.

      See Appendix B for a detailed discussion of Spanish and Portuguese market and economic characteristics.

Foreign Currencies. The Fund has foreign currency exposure. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase foreign currency, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

      Because the Fund normally will be invested in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.

Depositary Receipts. The Fund may invest directly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. (See "Appendix A.")

      Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer.

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities, including fixed-income and zero coupon debt securities, which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

      The convertible securities in which the Fund may invest include fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs(TM)"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

      For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

      Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

When-Issued Securities. The Fund may, from time to time, purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Warrants. Subject to nonfundamental investment policy (6), the Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities or commodities. The Fund may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities and a warrant ceases to have value if it is not exercised prior to its expiration date. Consistent with the Fund's investment policies as described above, the Fund may retain in its portfolio any securities received upon the exercise of a warrant and may also retain in its portfolio any warrant acquired as a unit with a debt instrument if the warrant begins to trade separately from the related debt instrument.

Borrowing. The Fund may borrow to the maximum extent permitted under the 1940 Act; however, as a matter of nonfundamental policy, the Fund will not borrow in an amount exceeding 5% of the value of the total assets of the Fund except for temporary or emergency purposes and by engaging in reverse repurchase agreements or other investments or transactions which may be deemed to be borrowings. Such borrowings are not subject to the asset coverage restrictions set forth below. The 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as those terms are defined and used in the 1940 Act. In addition, the Fund may not pay any cash dividends or make any cash distributions to shareholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowing (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). If, as a result of the foregoing restriction or otherwise, the Fund was unable to distribute at least 90% of its investment company taxable income in any year, it would lose its status as a regulated investment company for such year and become liable at the corporate level for U.S. federal income taxes on its income for such year.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its U.S. dollar-denominated debt securities with member banks of the Federal Reserve System or with any domestic broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.

      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

      For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation, subject to the repurchase agreement and is therefore subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for the loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

      The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of illiquid securities.

      Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Investing in Small Companies. The Fund may invest in the securities of small companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

      Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar-denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

      Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

      Currently, under applicable Spanish law short sales of listed Spanish securities are prohibited. To the extent that such law changes to permit short sales, the Fund may engage in such transactions. In addition, to the extent that companies that have their shares listed on a Spanish exchange also have depository receipts for such shares listed on a non-Spanish exchange, such as the New York Stock Exchange, which permits short sales of such depository receipts, the Fund may engage in short sales of such depository receipts.

      When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities, equivalent in value to the borrowed securities. The Fund will also be required to deposit similar collateral with its custodian to the extent necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short (see "Use of Segregated and Other Special Accounts"). Depending on arrangements made with the broker-dealer from which it borrowed the security regarding any payments received by the Fund on such security, the Fund may not receive any payments (including interest and dividends) on its collateral deposited with such broker-dealer.

      If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales "against the box" without respect to such limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Synthetic Investments. In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to

      Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure in the Fund.


      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets. OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities. If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

      The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


      The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser. The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.


      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

      Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

      The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "TAXES.")


Non-Diversified Investment Company. The Fund is classified as non-diversified under the "1940 Act," which means that the Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, the Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. The Fund will, however, be subject to the diversification requirements imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.


PORTFOLIO TRANSACTIONS


Brokerage Commissions


      Allocation of brokerage is supervised by the Adviser.

      The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

      The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

      When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


      The table below shows total brokerage commissions paid by each Fund for the most recent fiscal period and the percentage thereof that was allocated to firms based upon research information provided.

                                     Total
                  Total            Brokerage
                Brokerage         Commissions          Total Amount of
               Commissions    Paid to Firms Based    Commissions Paid to    Percentage Allocated to
 Fiscal Year      Paid            on Research             Affiliates        Firms Based on Research
-----------------------------------------------------------------------------------------------------
    1998        $259,000              n/a                 $35,000                     n/a
    1999        $729,511           $610,302                  $0                     83.66%


      The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the Fund's portfolio turnover rate will not exceed 100%.

INVESTMENT MANAGER AND UNDERWRITER

Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, 345 Park Avenue, New York, New York, is the Fund's investment manager. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich made its subsidiary Zurich Kemper Investments, Inc., a part of the predecessor organization. The predecessor's name has been changed to Scudder Kemper Investments, Inc.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group").

      On September 7, 1998, the financial services business of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") formed a new global insurance and financial services group known as Zurich Financial Services. By way of a dual holding company structure, current Zurich Shareholders own approximately 57% of the new organization, with the balance owned by B.A.T's shareholders.

      Upon consummation of this transaction, the Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting which concluded in December 1998.

      Pursuant to the investment management agreement, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of the Adviser), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

      The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

      Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

      The Investment Management Agreement (the "Agreement") between the Corporation, on behalf of the Fund, and the Adviser continues from year to year only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Directors or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

      Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and to the Fund's investment objective, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of the Fund.

      The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

      The Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.

      Under the Agreement the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto.

      The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

      In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Corporation have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at the Fund's expense.

      The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

      Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

      None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

      Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

      For its services, the Fund pays the Adviser a fee, payable monthly, equal to an annual rate of 0.75% of the Fund's first $250 million of average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets, and 0.62% on such net assets in excess of $12.5 billion. For the fiscal years ended October 31, 1999 and 1998, the investment management fee payable to the Adviser for its services under the previous investment management agreement with the Fund amounted to $1,200,000 and $3,341,000, respectively. During those periods, the Adviser paid BSN Gestion de Patrimonios, S.A., S.G.C. ("BSN Gestion") a monthly fee of 0.35% of the Fund's average weekly net assets for investment management services pursuant to a now terminated sub-advisory agreement between the Adviser and BSN Gestion. For the fiscal years ended October 31, 1999 and 1998, the sub-advisory fee payable to BSN Gestion for its services under the sub-advisory agreement was $441,000 and $1,169,000, respectively. The sub-advisory arrangements with BSN Gestion were discontinued in connection with the reorganization of the Fund's predecessor entity as a series of the Corporation. See "Shareholder Rights" below.

      Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee of 0.065% on the first $150 million, 0.04% on the next $850 million, and 0.02% over $1 billion, plus holding charges and transaction fees for this service. The Fund is subject to a monthly minimum fee of $4,167. In addition, there is a 33% multiclass surcharge imposed on the annual fee for the Fund. For the fiscal year ended October 31, 1999, the Fund incurred a fee of $90,000, of which $8,000 is unpaid at October 31, 1999.


      The Adviser may serve as adviser to other funds with similar investment objectives and policies to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

Principal Underwriter. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois, 60606, a subsidiary of the Adviser, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

      The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors, and a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the distribution agreement, the Fund's Rule 12b-1 distribution plans, or any other agreement related to the Fund's Rule 12b-1 distribution plans, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act.

Class A Shares. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of the Fund's Class A shares.

Rule 12b-1 Plans. The Corporation has adopted on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Fund's Class B and Class C shares (each a "Plan"). Under each Plan, the Fund pays KDI a distribution fee, payable monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. Under each Plan, KDI may compensate various financial services firms ("Firms") for sales of Fund shares and may pay other commissions, fees and concessions to such Firms. The distribution fee compensates KDI for expenses incurred in connection with activities primarily intended to result in the sale of the Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials.

      Among other things, each Plan provides that KDI will prepare reports for the Board on a quarterly basis for each class showing amounts paid to the various Firms and such other information as the Board may reasonably request. Each Plan will continue in effect indefinitely, provided that such continuance is approved at least annually by vote of a majority of the Board of Directors, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Qualified Board Members"), cast at an in-person meeting called for such purpose, or by vote of at least a majority of the outstanding voting securities of the applicable class. Any material amendment to a Plan must be approved by vote of a majority of the Board of Directors, and of the Qualified Board Members. An amendment to a Plan to increase materially the amount to be paid to KDI by the Fund for distribution services with respect to the applicable class must be approved by a majority of the outstanding voting securities of that class. While each Plan is in effect, the selection and nomination of Directors who are not "interested persons" of the Corporation shall be committed to the discretion of the Directors who are not themselves "interested persons" of the Corporation. If a Plan is terminated (or not renewed) with respect to either class, the Plan with respect to the other class may continue in effect unless it also has been terminated (or not renewed).

      The Fund's Plans became effective after the end of the most recently completed fiscal year, therefore, no information is available concerning payments made under the Plans.

Class B Shares. For its services under the Class B Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase, Redemption and Repurchase of Shares - Contingent Deferred Sales Charge - Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the Class C Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Purchase, Redemption and Repurchase of Shares -Contingent Deferred Sales Charges - Class C Shares."

Administrative Services. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, the Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of the Fund.

      KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.

      KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of the Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

      The Fund entered into the administrative services agreement after completion of the Fund's most recent fiscal year, therefore, no information about payments under the agreement is available.

      Certain directors or officers of the Fund are also directors or officers of the Adviser or KDI, as indicated under "Officers and Directors."

""""'""'

Custodian, Transfer Agent and Shareholder Service Agent. The Chase Manhattan Bank ("Chase"), Chase Metrotech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund. Chase attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

      Pursuant to a services agreement between the Fund and Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, an affiliate of Scudder Kemper, KSvC serves as "Shareholder Service Agent" of the Fund and, as such, performs all of the duties of transfer agent and dividend paying agent. KSvC receives as transfer agent as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999 annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement.

Independent Auditors and Reports To Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE, REDEMPTION AND REPURCHASE OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Upon the redemption or exchange of any class of shares held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders, with limited exceptions (see "Redemption or Repurchase of Shares - Redemption Fee"). When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

      The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                 Annual
                                               12b-1 Fees
                                               (as a % of
                                              average daily
           Sales Charge                        net assets)    Other Information
---------------------------------------------------------------------------------------------
Class A    Maximum initial sales charge           None        Initial sales charge waived
           of 5.75% of the public                             or reduced for certain
           offering price                                     purchases

Class B    Maximum contingent deferred            0.75%       Shares convert to Class A
           sales charge of 4% of redemption                   shares six years after
           proceeds; declines to zero after                   issuance
           six years

Class C    Contingent deferred sales charge       0.75%       No conversion feature
           of 1% of redemption proceeds for
           redemptions made during first
           year after purchase

      The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

      Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                         Sales Charge
                                                             as a               Allowed to
                                          As a           Percentage of         Dealers as a
                                      Percentage of       Net Amount           Percentage of
Amount of Purchase                   Offering Price        Invested*          Offering Price
--------------------------------------------------------------------------------------------

Less than $50,000                          5.75%             6.10%                5.20%
$50,000 but less than $100,000             4.50              4.71                 4.00
$100,000 but less than $250,000            3.50              3.63                 3.00
$250,000 but less than $500,000            2.60              2.67                 2.25
$500,000 but less than $1 million          2.00              2.04                 1.75
$1 million and over                        0.00**            0.00**               ***

*     Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***   Commission is payable by KDI as discussed below.

      The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended.

      Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares-contingent Deferred Sales Charge - Large Order NAV Purchase Privilege."

      KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Funds listed under "Special Features - Class A Shares -Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

      As of February 1, 1996, Class A shares of the Fund or any other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

      Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

      Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families;
(b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

      The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when the shares have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

As described in the prospectus, Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by directors, officers or employees of the Fund or the Adviser and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

      Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of the particular class of the Fund as described in the Fund's prospectus.

      Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies of scale in sales and sales-related efforts.

      The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may request that the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

      Any shareholder requesting that the Fund redeem shares with an aggregate value in excess of the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period will be required to provide the Fund with details of valid custodial arrangements in Spain, Portugal and the U.S., in addition to other important information, in order for the redemption request to be deemed in good order. Failure to provide the required information will result in the rejection of the redemption request as being invalid. See "Redemption in-Kind" below.

      The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Except with respect to redemptions effected in-kind pursuant to the Fund's redemption policy set forth below under "Redemption in-Kind," payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Upon the redemption or exchange of any class of shares held less than one year, with limited exceptions, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders (see "Redemption Fee"). The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may also be subject to a contingent deferred sales charge (see "Purchase of Shares-Initial Sales Charge Alternative-Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge-Class B Shares"), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge-Class C Shares").

      Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

      Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a class of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day, subject to the Fund's redemption policy set forth below under "Redemption in-Kind." Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                                                           Contingent
                                                            Deferred
Year of Redemption After Purchase                         Sales Charge
---------------------------------                         ------------

First    .....................................................4%
Second   .....................................................3%
Third    .....................................................3%
Fourth   .....................................................2%
Fifth    .....................................................2%
Sixth    .....................................................1%

      The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features-Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features-Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code
Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1998 will be eligible for the second year's charge if redeemed on or after December 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares-Initial Sales Charge Alternative-Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested, but the amount of any redemption fee will not be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features-Class A Shares-Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features-Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in-Kind. The Fund has adopted the following redemption policy in an attempt to avoid the imposition of adverse tax consequences on remaining shareholders that may be caused by certain large-scale redemptions. In conformity with Rule 18f-1 under the 1940 Act, it is the Fund's policy to redeem its shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. As an operating policy, the Fund will satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. This policy may be modified or terminated at any time by the Board of Directors. Any securities distributed in-kind would be valued in accordance with the Fund's policies used to determine net asset value, and would be selected pursuant to procedures adopted by the Board of Directors to help ensure that such redemptions are effected in a manner that is fair and equitable to all shareholders. The redeeming shareholder will bear the risk of fluctuation in value of the in-kind redemption proceeds after the trade date for the redemption. Shareholders who receive portfolio securities in redemption of Fund shares will be required to make arrangements for the transfer of custody of such securities to the shareholder's account and must communicate relevant custody information to the Fund prior to the effectiveness of a redemption request. Redemption requests subject to the Fund's redemption in-kind policy will not be considered in good order unless such information is provided. As discussed below, a redeeming shareholder will bear all costs associated with the in-kind distribution of portfolio securities. Shareholders receiving securities in-kind may, when selling them, receive less than the redemption value of such securities and would also incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

Redeeming shareholders will bear any costs of delivery and transfer of the portfolio securities received in an in-kind redemption (generally, certain transfer taxes and custodial expenses), and such costs will be deducted from their redemption proceeds. Redeeming shareholders will also bear the costs of re-registering the securities, as the securities delivered will be registered in the Fund's name or the nominee names of the Fund's custodians. The actual per share expenses for redeeming shareholders of effecting an in-kind redemption and of any subsequent liquidation by the shareholder of the portfolio securities received will depend on a number of factors, including the number of shares redeemed, the Fund's portfolio composition at the time and market conditions prevailing during the liquidation process. The Fund gives no assurances of such expenses, and shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the Fund redeemed. These expenses are in addition to any applicable redemption fee or contingent deferred sales charge, as described above.

As noted under "Redemption or Repurchase of Shares -- General" above, shareholders redeeming in excess of the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period must provide details of their valid custodial arrangements in Spain, Portugal and the U.S. in order to facilitate the transfer and settlement of securities to be distributed to them in-kind. Unless a shareholder establishes such custodial arrangements and properly notifies the Fund of those arrangements, that shareholder will effectively be limited to redeeming the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period. In the event that the shareholder wishes to redeem additional amounts in cash, that shareholder will have to re-submit such a redemption request after the expiration of each 90 day period (i.e., redemption requests for amounts in excess of the permitted amount will not be automatically carried forward to the next 90 day period).

The Fund has received an exemptive order from the SEC to permit in-kind redemption transactions to be effected by shareholders who may be deemed to be affiliated with the Fund because they own 5% or more of the Fund's outstanding voting securities . Shares of the Fund received by shareholders in exchange for shares of GSP originally purchased in GSP's initial public offering are not subject to being redeemed in-kind, contingent upon proof of such purchase by the shareholder.

For redemptions in excess of the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period, a redemption request will be considered valid only if accompanied by a properly completed redemption and certification form (available from Shareholder Services), which details, among other things, the shareholder's valid custodial arrangements in Spain, Portugal and the U.S. No redemption requests subject to in-kind redemption may be made other than by a written request accompanied by a properly completed redemption and certification form.

SPECIAL FEATURES

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Value Series, Inc., Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper U.S. Growth and Income Fund, Kemper Small Cap Relative Value Fund, Kemper-Dreman Financial Services Fund, Kemper Value Fund, Kemper Global Discovery Fund, Kemper Classic Growth Fund, Kemper High Yield Fund II, Kemper Equity Trust, Kemper Income Trust, Kemper Funds Trust and Kemper Securities Trust ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Zurich YieldWise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper

Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below. Upon the exchange of any class of shares held for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders (see "Redemption or Repurchase of Shares-Redemption Fee" above). Redemptions with respect to any one shareholder during any 90-day period in excess of the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period are not eligible for the exchange privilege, and will be effected pursuant to the Fund's redemption policies described above under "Redemption in-Kind."

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features-Class A Shares-Combined Purchases" above may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

      Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features-Class A Shares-Combined Purchases" may be exchanged for each other at their relative net asset values, subject to the redemption fee, if applicable. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). Effective June 1, 1999, each fund reserves the right to invoke the 15-Day Hold Policy for accounts of $1,000,000 or less if, in the investment manager's judgement, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and, therefore, may be subject to the 15-Day Hold Policy.

      For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges of the Fund for shares of another Kemper Fund are subject to a 2% redemption fee if the shareholder has held the Fund shares for less than one year (see "Redemption or Repurchase of Shares-Redemption Fee"). Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares-- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund, subject to the redemption fee, if applicable. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas

City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

      Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.

Special Redemption and Exchange Information. Shares of any class of the Fund held for less than one year are redeemable at a price equal to 98% of the then current net asset value per share, with limited exceptions. This 2% discount, referred to in the prospectus and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

      This redemption fee will not be applied to (a) a redemption of shares held in certain retirement plans, including 401(k) plans, 403(b) plans, Keogh accounts, and other pension, profit-sharing and employee benefit plans (however, this fee waiver does not apply to IRA and SEP-IRA accounts), (b) a redemption of any shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), or (d) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply.

      The fee applies to redemptions from the Fund and exchanges to other Kemper Funds, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. In the event that a shareholder has acquired shares of the Fund in connection with the Fund's acquisition of the assets of or merger or consolidation with another investment company (an "acquired fund"), the shareholder will generally be permitted to add the period he or she held shares of the acquired fund to the time he or she has held Class A shares of the Fund in determining the applicability of the redemption fee. In such a case, the shareholder bears the burden of demonstrating to the Fund the period of ownership of the acquired fund. Proof of ownership for the required period may be demonstrated by providing copies of brokerage account statements or other appropriate share records in connection with a redemption under cover of the redemption and certification form (available from Shareholder Services.)

      For this purpose and without regard to the shares actually redeemed, shares will be redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more: and third, purchased shares held for less than one year. Finally, if a shareholder enters into a transaction in Fund shares which, although it may technically be treated as a redemption and purchase for recordkeeping purposes, does not involve the termination of economic interest in the Fund, no redemption fee will apply and applicability of the redemption fee, if any, on any subsequent redemption or exchange will be determined by reference to the date the shares were originally purchased, and not the date of the transaction.

      The conversion of Class B shares of the Fund to Class A shares of the Fund may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service ("IRS") or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

NET ASSET VALUE

      The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The

Nasdaq Stock Market, Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

      Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

      An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

      If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

      If, in the opinion of the Valuation Committee of the Corporation's Board of Directors, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

      Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

      The Fund normally distributes annual dividends of net investment income. Any net realized short-term and long-term capital gains for the Fund are distributed at least annually. Income and capital gain dividends of the Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of the Fund's fiscal year on October 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

      The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

      Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as provided in the prospectus.

Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).


      If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.


      The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.

      Distributions of investment company taxable income are taxable to shareholders as ordinary income.

      Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

      All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

      Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors. The Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

      The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

      Equity options (including covered call options on portfolio stock) written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

      Many futures and forward contracts entered into by the Fund and all listed nonequity options written or purchased by the Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

      Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

      Positions of the Fund consisting of at least one position not governed by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

      Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

      Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      If the Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.

      If the Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

      The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

      A shareholder who redeems shares of the Fund (including any in-kind redemption) will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed under "Special Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

      Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

      Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

      Spanish Taxes. The following description of certain Spanish tax matters represents the opinion of the Fund's Spanish counsel based upon current law and interpretations thereof. No advance rulings have been obtained from the Spanish tax authorities and an opinion of counsel is not binding on the Spanish tax authorities. No assurance can be given that applicable tax laws and interpretations thereof will not change in the future.

      Neither the Fund nor the Fund's shareholders, solely by reason of being shareholders of the Fund, will be treated as residents of Spain or as carrying on a business in Spain. No Spanish tax, other than tax on dividends, interest, and capital gains as discussed below, will be applicable to the Fund or the Fund's shareholders, other than shareholders who are residents of Spain or who are subject to tax in Spain for reasons other than their status as shareholders of the Fund.

      Under Spanish law, dividends and interest income paid by Spanish resident entities to holders of shares or securities who are non-residents of Spain are subject to income tax withheld at source at a rate of 25% of the gross amount of the income. However, under the Convention for the Avoidance of Double Taxation signed by Spain and the United States on February 22, 1990 (the "Convention"), a holder of shares that is resident of the United States for purposes of the Convention (and who does not have a fixed base in Spain from which such holder performs or has performed independent personal services and whose holding is not effectively connected with a permanent establishment in Spain through which such holder carries on or has carried on a business) (a "United States resident") who obtains dividends from a Spanish resident entity generally is subject to the Convention's reduced rate of 15% of the gross amount of income. If the United States resident is a corporation and owns at least 25% of the voting stock of the Spanish resident entity, tax will be levied at a 10% rate. Also under the Convention, a United States resident that receives interest from a Spanish resident entity is subject to the Convention reduced rate of 10% of the gross amount of income.

      If the normal 25% rate is initially applied to a United States resident, a refund for the amount withheld in excess of the Convention-reduced rates can generally be obtained, subject to applicable procedures.

      Under Spanish law, capital gains derived from the disposal of shares or securities issued by Spanish resident entities are considered to be Spanish sourced income subject to income tax at a 35% rate. However, by virtue of the Convention, no Spanish tax would be levied on capital gains upon the disposal of shares or securities issued by Spanish resident entities by a United States resident, provided that such United States resident has not maintained a direct or indirect holding of 25% or more of the share capital of the Spanish resident entity during the twelve months preceding the disposition of the securities. Effective January 1, 1999, capital gains upon the disposal of shares or securities listed on a Spanish market will be exempt from taxation in Spain, provided the holder is entitled to the benefit of a convention for the avoidance of double taxation with an exchange of information provision (i.e., U.S.).

      Capital borrowed by the State of Spain or its autonomous entities is deemed Public Debt under Spanish Law. Interest paid on Public Debt to non-residents of Spain who are not acting through a permanent establishment in Spain is generally exempt from taxation in Spain. In addition, capital gains realized by non-residents not acting through a permanent establishment in Spain on the sale or disposition of Public Debt is generally exempt from taxation in Spain.

      Under Spanish law, transfers of shares are exempt from the stamp duty, value added tax, and transfer tax. However, the transfer tax exemption will not apply and the transfer of shares will be subject to transfer tax when (i) at least 50% of the total assets of the company whose shares are transferred consist of real estate located in Spain, and (ii) as a result of the transfer, the acquiror obtains a control position over the company.

      Generally, the Spanish taxes described above will be imposed on, and paid by, the Fund (and not its shareholders). Under U.S. tax law, the Fund may be able to pass through to its shareholders a credit for such taxes.

Portuguese Taxes. The following description of certain Portuguese tax matters represents the opinion of the Fund's Portuguese tax counsel based upon current law and interpretations thereof. No advance ruling has been obtained from the Portuguese tax authorities and an opinion of counsel is not binding on the Portuguese tax authorities. No assurance can be given that applicable tax laws and interpretation thereof will not change in the future.

      Neither the Fund nor the Fund's shareholders, solely by reason of being shareholders of the Fund, will be treated as residents of Portugal or as carrying on a business in Portugal. No Portuguese tax other than those described below, will apply to the Fund or its shareholders, other than shareholders who are residents of Portugal or who are subject to tax in Portugal for reasons other than their status as shareholders of the Fund.

      The tax regime applicable to Portuguese income obtained by the Fund is provided by (i) the Portuguese Corporate Income Tax Code; (ii) the Portuguese Gift and Inheritance Tax Code; (iii) the Treaty for the avoidance of Double Taxation and Prevention of Fiscal Evasion signed by Portugal and the United States on September 6, 1994 and in force since January 1996 (the "Treaty"); and
(iv) Decree Law 88/94, of April 2, 1994, relating to the treasury securities.

      Under Portuguese law, dividends paid by Portuguese entities to holders of shares who are non-residents of Portugal are subject to income tax withheld at the source at the general rate of 25% on the gross amount of income. In addition a further withholding of substitute gift and inheritance tax at the rate of 5% is levied. However, according to the provisions of the Portuguese Statute of Fiscal Incentives, 50% of the gross income or dividends paid on shares listed on the Lisbon Stock Exchange is exempt from withholding tax, resulting in an effective tax rate of 12.5%. Further, under the Treaty, the rate of withholding tax on dividends will not exceed 15%, and the rate of withholding with respect to the substitute gift and inheritance tax on dividends distributed to a United States resident will not exceed 5%.

      However, if a United States resident company, for purposes of the Treaty, is the beneficiary owner and owns 25% or more of the share capital of a Portuguese resident company for an uninterrupted period of 2 years prior to the payment of the dividend, the rate applicable under the Treaty is:

(a)   for dividends paid until December 31, 1999, a rate of 10%;

(b) after December 31, 1999, the same rate applicable to the dividends of a similar nature paid to residents of European Union member States, provided that in no event shall the applicable rate be lower than 5%.

      Interest payments to non-residents of Portugal are subject to a general 20% withholding tax rate. However, the Treaty provides a reduction to a 10% rate for United States residents or an exemption if it is a long term loan granted by a bank or another financial entity that is resident in the United States.

      The limitation of Portuguese tax provided by the Treaty can be obtained either through the refund system or through the reduction at the source, subject to applicable procedures.

      Capital gains derived by a corporate non-resident holder, such as the Fund, from the disposal of shares or securities issued by Portuguese resident entities are not subject to Portuguese capital gains tax unless such gains are effectively connected with a permanent establishment in Portugal. As noted above, neither the Fund nor the Fund's shareholders, solely by reason of being shareholders of the Fund, will be treated either as residents of Portugal or as carrying on a business in Portugal.

      Interest paid on treasury securities issued by the Portuguese government and designated as Public Debt Securities by the Ministry of Finance and held by entities that do not have a residence, place of administration or permanent establishment in Portugal is generally exempt from taxation in Portugal. In addition, capital gains realized on the sale or disposition of such Public Debt Securities by the Fund (as an entity that does not have a residence, place of administration or permanent establishment in Portugal) are generally exempt from Portuguese taxation.

      Generally, the Portuguese taxes described above will be imposed upon, and paid by the Fund (and not its shareholders). Under U.S. tax law, the Fund may be able to pass through to its shareholders a credit for such taxes.

      No Portuguese transfer or stamp tax shall be due upon the transfer of portfolio securities, except for a 4% stamp duty on brokerage fees, bank settlement fees and commissions, if any, paid on the transfer of securities.

Qualification for Spanish and Portuguese Treaty Benefits. The Fund has qualified for treatment as a "United States resident" under the Convention and the Treaty.

Retirement Plans. Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

      Individual Retirement Accounts. One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may to make a contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2. The contribution will be fully deductible if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. If an individual is (or has a spouse who is) an active participant in an employer-sponsored retirement plan , the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (or, if married filing jointly, the couple's) adjusted gross income for the year. Even if an individual's contributions to an IRA for a taxable year are not deductible, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. A higher-earning spouse also may contribute up to $2,000 per year to the lower-earning spouse's own IRA, whether or not the lower-earning spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least equal to the combined amount of the spouses' IRA contributions for the year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan, may be rolled over into a traditional IRA, also.

      With a Roth IRA, an individual may make only nondeductible contributions; contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's adjusted gross income for the year is less than $95,000 or, if married filing jointly, the couple's adjust gross income is less than $150,000 The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four year period.

      An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (postsecondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

      In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the recordkeeping and testing requirements applicable to qualified plans.

      Qualified Retirement Plans. Fund shares also may be held in profit sharing, money purchase pension, and 401(k) plan accounts. An employer, whether a corporation, partnership or other kind of business entity, generally may maintain one or more qualified retirement plans for its employees. These plans, which are qualified plans under Code Section 401(a), are subject to numerous rules relating to such matters as the maximum contribution that can be allocated to participant's accounts, nondiscrimination, and distributions from the plan, as well as being subject in many cases to the fiduciary duty and other provisions of the Employee Retirement Income Securities Act of 1974, as amended. Businesses considering adopting a qualified retirement plan are encouraged to seek competent professional advice before adopting one of these plans.

      403(b) Plan Accounts. Fund shares also may be purchased as an investment for Code Section 403(b)(7) custodial accounts. In general, employees of tax-exempt organizations described in Code Section 501(c)(3) and of public school systems are eligible to participate in 403(b) accounts. These arrangements may permit employer contributions and/or employee salary reduction contributions, and are subject to rules relating to such matters as the maximum contribution than can be made to a participant's account, nondiscrimination, and distributions from the account.

      General Information. Information regarding the establishment of IRAs or other retirement plans is available from the Shareholder Service Agent upon request. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

PERFORMANCE

      The Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class.

      The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B and Class C shares.

Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund.

      Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Average annual total return does not reflect the effect of the 2% redemption fee on shares held for less than one year. Such quotations for Class B shares of the Fund for periods over six years will reflect conversion of such shares to Class A shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

                  Average Annual Total Return = (ERV/P)^1/n - 1

Where:      P        =        a hypothetical initial investment of $1,000

            n        =        number of years

            ERV      =        ending redeemable value: ERV is the value,
                              at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of the Fund's Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for the Fund's Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included. In addition, total return does not reflect the effect of the 2% redemption fee on shares held for less than one year.

      The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of the Fund's Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of the Fund's Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. A 2% redemption fee is assessed upon the redemption or exchange of any class of shares held for less than one year. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

      There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of the Fund will fluctuate.

      Investors may want to compare the performance of the Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

      Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

      Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

      The Growth Fund of Spain, Inc. ("GSP") was reorganized as an open-end series of the Corporation consisting of Class A, Class B, and Class C shares (the "Reorganization"). GSP had only one class of shares, which were not subject to Rule 12b-1 fees or sales charges; the shares of GSP outstanding as of December 11, 1998 were exchanged for Class A shares of the Fund, which class also has no Rule 12b-1 fees but is subject to an administrative services fee. The performance figures shown below reflect the performance of the Fund prior to the Reorganization, restated in the case of standardized return, to reflect the sales charge of the Fund's Class A shares. Different fees and expenses applicable to each of the classes, including Rule 12b-1 fees applicable to the Class B and C shares (shares of which did not exist as of the close of the Fund's most recent fiscal year) and an administrative services fee applicable to each class, will affect the performance of those classes.

      For purposes of the performance computations for the Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment (for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period would be deducted). Standardized Return quotations for the Fund do not take into account any applicable redemption fees or required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

      The Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Initial sales charges, CDSCs and redemption fees are not taken into account in calculating Non-Standardized Return; a sales charge or redemption fee, if deducted, would reduce the return.

The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A shares of the Fund based on performance information of The Growth Fund of Spain, Inc. for the periods indicated. During the periods covered by the tables, the Fund was subadvised by BSN Gestion. This subadvisory relationship was discontinued in connection with the Reorganization.

        Average Annual Total Return for Period Ended October 31, 1999(1)

                    One Year       One Year           Life of Class

     Class A         -8.95%          17.14%            -10.61%(2)
     Class B         --              --                -13.65(3)
     Class C         --              --                -10.95(3)

-------------------------

(1) Reflects the deduction of the maximum initial sales charge of 5.75%, but do not reflect any applicable redemption fees and have not been restated to reflect expected differences in the Fund's expense structure as an open-end investment company.
(2)   Since February 14, 1990.
(3)   Since December 14, 1998.

OFFICERS AND DIRECTORS

The officers and directors of the Corporation, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, and KDI, the principal underwriter, are listed below. All persons named as directors also serve in similar capacities for other funds advised by the Adviser:

MARK S. CASADY (9/21/60)* President, Two International Place, Boston, Massachusetts, Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

JAMES E. AKINS (10/15/26) Director (15), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

JAMES R. EDGAR (07/22/46) Director, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; formerly, Governor of the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK (2/13/25) Director (15), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp; formerly, attorney.

FREDERICK T. KELSEY (4/25/27) Director (15), 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds, formerly, Trustee of the Pilot Funds.

FRED B. RENWICK (2/1/30) Director (15), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.

THOMAS W. LITTAUER (4/26/55)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

KATHRYN L. QUIRK (12/3/52)*, Director and Vice President, 345 Park Avenue, New York, New York; Managing Director, Adviser

JOHN G. WEITHERS (8/8/33) Director (15), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University.

PHILIP J. COLLORA (11/15/45)* Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

JOYCE E. CORNELL (3/26/44)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


DIEGO ESPINOSA (6/30/62)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

JOAN R. GREGORY (8/4/45)* Vice President, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper Investments, Inc.


TARA C. KENNEY (10/7/60)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.


ANN M. McCREARY (11/6/56)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

SHERIDAN P. REILLY (2/27/52)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

M. ISABEL SALTZMAN (12/22/54)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

WILLIAM F. TRUSCOTT (9/14/60)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

LINDA J. WONDRACK (9/12/64)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

JOHN R. HEBBLE (6/27/58), Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads * Interested persons of the Corporation as defined in the 1940 Act.


Compensation of Officers and Directors

The Directors and Officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid to or accrued for those Directors who are not designated "interested persons" by the Corporation, during the 1999 fiscal year.


                                            Aggregate
                                          Compensation
                                       From all Funds in                                     Total
                                      the Kemper Global/                                  Compensation
                                     International Series,     Total Compensation        From Kemper Fund
                                        Inc., Except for      from Growth Fund of        Complex Paid to
        Name of Board Member         Growth Fund of Spain(1)        Spain(2)            Board Members (3)
--------------------------------------------------------------------------------------------------------------

James E. Akins                               $4,481                   $7,917                  $168,700
James R. Edgar(4)                            $9,136                   $1,602                   $84,583
Arthur R. Gottschalk (5)                    $11,751                   $2,046                   $67,933
Frederick T. Kelsey                          $5,559                   $7,829                  $168,700
Fred B. Renwick                              $5,559                   $7,829                  $168,700
John G. Weithers                             $5,432                   $7,910                  $171,200

(1) The Adviser currently assumes responsibility for payment of Directors fees on behalf of all Funds in the Series except for Growth Fund of Spain, which did not join the Series until after the Series most recent fiscal year end.
(2)   Directors fees are paid directly by the Fund.
(3) Includes compensation for service on the boards of 15 Kemper funds with 53 portfolios. Each board member currently serves as a board member of 15 Kemper Funds with 53 fund portfolios. (4) Appointed as director on May 27, 1999
(5) Includes deferred fees and interest thereon pursuant to deferred agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts and interest accrued for the latest fiscal year amounted to $5,345 for Mr. Gottschalk.

As of January 29, 2000, the Directors and Officers as a group owned less than 1% of each Fund's shares, and the following entities owned of record greater than 5% of the outstanding shares of a particular class of each Fund:

--------------------------------------------------------------------------------
NAME                                CLASS            PERCENTAGE
----                                -----            ----------
--------------------------------------------------------------------------------
National Financial Services Corp.     A                5.52
FBO Iros Wachs
200 Liberty Street
New York, NY  10281
--------------------------------------------------------------------------------
Salomon Smith Barney                  A                6.90
388 Greenwich Street
New York, NY  10013
--------------------------------------------------------------------------------
Merrill, Lynch, Pierce, Fenner &      A                5.63
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
--------------------------------------------------------------------------------
Blush & Co.                           A                8.31
P.O. Box 976
New York, NY 10268
--------------------------------------------------------------------------------
Charles Schwab                        A                7.54
101 Montgomery Street
San Francisco, CA  94104
--------------------------------------------------------------------------------
SSC Investment Corp.                  B                34.39
345 Park Avenue
New York, NY  10154
--------------------------------------------------------------------------------
Wexford Clearing Services             B                43.37
FBO Charles & Joan Alberto
15 Lockhern Drive
Livingston, NJ  07039
--------------------------------------------------------------------------------
SSC Investment Corp.                  C                66.95
345 Park Avenue
New York, NY  10154
--------------------------------------------------------------------------------
Seth Grossman                         C                6.71
453 Shore Road
Somers Point, NJ 08244
--------------------------------------------------------------------------------
Canton Radiology Services             C                8.09
Money Purchase Plan
Liaquiat Malik, Trustee
127 Palm Street
Canton, IL  61520
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investor's Fiduciary Trust            C                6.00
120 Gleneagle's Drive
Macon, GA  31210
--------------------------------------------------------------------------------


SHAREHOLDER RIGHTS

      The Corporation may issue an indefinite amount of shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into classes of shares. 100,000,000 shares have been classified for each of the Corporation's six series. Currently, each series offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors may authorize the issuance of additional classes and additional series if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Corporation may offer multiple funds, each is known as a "series company." Shares of a fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the fund. Shares of each fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Each fund's activities are supervised by the Corporation's Board of Directors. The Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

      The Growth Fund of Spain, Inc. ("GSP"), the predecessor of the Fund, commenced investment operations in 1990 as a closed-end management investment company organized as a Maryland corporation. At a meeting of the shareholders of GSP held October 28, 1998, the shareholders voted to approve the conversion of the Fund to an open-end investment company and the reorganization of GSP as a new series of the Corporation. Pursuant to the reorganization agreement between GSP and the Corporation, GSP transferred all of its assets to the Fund in exchange for Class A shares of the Fund and the assumption by the Fund of the liabilities of GSP on December 11, 1998. GSP then distributed the Class A shares of the Fund received in the reorganization to its shareholders.

      The Fund's activities are supervised by the Corporation's Board of Directors. The Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

      Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors.

      A majority of the Directors shall be present in person at any regular or special meeting of the Directors in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Directors.

      Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the portfolio.

      In the event of the liquidation or dissolution of the Corporation, shares of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not attributable to the Fund that are available for distribution.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Corporation.

FINANCIAL STATEMENTS

      The financial statements appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1998 are incorporated by reference herein. These financial statements have been incorporated by reference herein in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.

ADDITIONAL INFORMATION

Other Information

      The CUSIP number of the Class A shares of the Growth Fund Of Spain is 487916-81-9.
      The CUSIP number of the Class B shares of the Growth Fund Of Spain is 487916-79-3.
      The CUSIP number of the Class C shares of the Growth Fund Of Spain is 487916-78-5.

      Effective as of the Fund's 1998 fiscal year, the Fund's fiscal year end was changed to October 31.

      Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

      The law firm of Dechert Price & Rhoads is counsel to the Fund.

      The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

                APPENDIX A - RATINGS OF FIXED INCOME INVESTMENTS

                  Standard & Poor's Ratings Group Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                APPENDIX B - INFORMATION ABOUT SPAIN AND PORTUGAL

                               I. KINGDOM OF SPAIN

Note: Certain numbers in this Appendix B have been rounded for ease of presentation. Since most calculations have been made on unrounded figures, the sum of the component figures in many tables presented may not precisely equal the totals shown.

Area and Population

      The Kingdom of Spain ("Spain") includes 50 provinces, 47 of which are situated on the mainland of the Iberian Peninsula, with the remaining three being the Baleares Islands and the two provinces of the Canary Islands. In addition, the cities of Ceuta and Melilla on the northern coast of Africa are part of the Spanish territory. The total land area is 504,782 sq. km. As of mid 1997, the population was 39.3 million. The major cities are Madrid, Barcelona, Valencia and Seville.

Government

      Spain is a democratic, constitutional monarchy. In 1975, the current monarch, Juan Carlos de Borbon, was proclaimed King of Spain. On December 6, 1978, a new Constitution was ratified by national referendum that provides for the existence of political parties, universal suffrage, parliamentary elections by secret and direct ballot every four years, and the existence of a Parliament with two legislative chambers -- the Congress of Deputies, with 350 members and the Senate with 248 members.

      The Constitution defines the authority of the executive, legislative and judicial powers. The King is commander-in-chief of the armed forces. He names the Prime Minister, who is the head of Government, after consulting the Congress of Deputies and Senate, and calls referenda to decide on major political issues. The Prime Minister is empowered to dissolve parliament and call elections and govern with the assistance of a Cabinet, which is collectively responsible to the Congress of Deputies.

      Members of the Congress of Deputies and the Senate serve four-year terms, barring dissolution, and elect their own presidents. Although each house can initiate legislation, the Congress of Deputies has the power of final approval on all legislation.

      The judicial system is headed by a Supreme Tribunal (Tribunal Supremo) which is responsible for the final determination of all civil and criminal cases brought on appeal from the lower courts. The lower courts consist of territorial courts, provincial courts, regional courts, courts of the first instance and municipal courts. There is also a Constitution Tribunal which has jurisdiction to resolve matters affecting constitutional issues.

      At the last election in March 1996, the conservative Partido Popular (PP) narrowly defeated the socialist Partido Socialista Obrero Espanol (PSOE) which had governed the country since 1982. However, the PP fell 20 seats short of a parliamentary majority. After some 57 days of negotiations, two conservative regional parties -- the Catalonian Convergencia i Unio (CiU), and the Basque Nationalist Party (PNV) -- agreed to support the PP but not to enter a coalition government. Jose Maria Aznar of the PP became the Prime Minister.

International Organizations

      Spain is a member of the United Nations, the International Monetary Fund
(IMF), the World Bank, the Organization for Economic Cooperation and Development
(OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO), the European Union (EU) and the European Monetary Union
(EMU).

The Economy

      After accession to the EU in 1985, foreign capital, particularly direct investment, poured into Spain attracted by its low labor costs relative to those in the core European countries. In the five years through 1990, GDP in Spain grew at an average annual rate of 5.0%, compared with an average of 3.3% for all of EU. Domestic demand surged, but since the structural reforms needed to improve supply conditions were slow to take place, bottlenecks arose and inflation began to surface. Spain became less competitive and GDP slowed to a rate of 0.7% in 1991 and a decline of 1.2% in 1992. The peseta came under speculative attack in the Exchange Rate Mechanism crises of 1992 and 1993. The peseta was devalued 15.6% against the dollar in 1992 and a further 19.4% in 1993. With the resulting improvement in competitiveness, the economy began to improve.

      Among the structural reforms to the Spanish economy was a reduction in state ownership of business. During the Socialist term in power, Seat, the car producer was sold to Volkswagen in 1986 and Enasa (trucks) to Iveco, a division of Fiat. Between 1989 and 1995, shares were floated in such profitable companies as Repsol, Endesa, the electrical utility, Argentaria, the banking group, and Telefonica. The state's share in these companies was reduced to 10%, 67%, 25% and 20% respectively. Among the plans of the center-right government is one in which they aim to sell off additional state shareholdings worth more than three trillion pesetas ($23.4 billion) by the year 2000.

      One of the most intractable structural problems in Spain is labor regulation, which has resulted in an official unemployment rate roughly double the EU average. To a large extent the high unemployment rate is the result of rigid labor laws inherited from the Franco regime. Workers with permanent job contracts are protected by generous dismissal payments while new entrants have great difficulty in finding a new job because of the reluctance of employers to take on additional staff because of the very same generous dismissal payments. In spite of the introduction of fixed-term contracts in 1984 and the reforms of 1996 that have reduced the cost of overtime hours and encouraged part-time contracts, there has been no change in the legal severance provisions which are still among the highest of the OECD. Justified layoffs, for both collective and individual dismissals, require a minimum severance payment ranging from 20 days' wages per year of seniority to a maximum of 12 months. Unjustified dismissals carry with them 45 days' wages per year of seniority to a maximum of 42 months, in addition to which the firm must pay up to 60 days' retroactive wages during the appeals process.

Gross Domestic Product

      Gross Domestic Product (GDP) in Spain was approximately $531 billion dollars in 1997, ranking fifth among the fifteen nations in the European Union. In terms of per capita income, however, it ranked fourth from the bottom, exceeding only Portugal, Greece and Turkey.

      The following table sets forth selected economic data relating to Spain for the indicated periods.

                             Selected Economic Data

                                             1992         1993        1994        1995        1996         1997
                                             ----         ----        ----        ----        ----         ----
GDP at current market prices
  (billion pesetas)                         59,105       60,953      64,812      69,780      73,743       77,897
% Change                                     7.6%         3.1%        6.3%        7.7%        5.7%         5.6%
GDP at 1990 prices
  (billion pesetas)                         51,635       51,034      52,183      53,601      54,897       57,836
% Change                                     0.7%        -1.2%        2.3%        2.7%        2.4%         5.4%
CPI (1990=100)                               112.2       117.3        122.9       128.6       133.2       135.8
% Change                                     5.9%         4.5%        4.8%        4.6%        3.6%         2.0%
Industrial Production                        96.5         91.9        98.6        103.2       102.5       109.5%
% Change                                     -2.7%       -4.8%        7.3%        4.7%        -0.7%        6.8%
Unemployment Rate                            18.4%       22.7%        24.2%       22.9%       22.2%       20.8%
General Gov. Deficit / GDP                   -3.8%       -6.9%        -6.3%       -7.3%       -4.6%       -2.6%
General Gov. Debt / GDP                      48.0%       60.0%        62.6%       65.5%       70.1%       68.8%
Current Account (mil. US$)                  -21,537      -6,017      -6,922        513         503        2,486
Current Account/GDP                          -3.7%       -1.3%        -1.4%       0.1%        0.1%         0.5%
Population (millions)                        39.0         39.1        39.2        39.2        39.3         39.3
Average Exchange Rate                       102.38       127.26      133.96      124.69      126.66       146.41
GDP in US$ Billions                         $577.3       $479.0      $483.8      $559.6      $582.2       $532.0
GDP Per Capita                              $14,770     $12,234      $12,339     $14,251     $14,806     $13,695

Sources: IMF, International Financial Statistics, January 1999;European Commission, European Economy, No. 65, 1998

      Spain produces a wide range of agricultural products, both for domestic and export markets. Among them are rice, olive oil, wine, feed grains, vegetables and citrus fruits. In addition, Spain produces an array of forestry products, including wood for construction and furniture, cork, firewood and resins. Spain has significant deposits of metals and minerals, including iron ore, mercury, potash, uranium, tungsten, lead, zinc and pyrites. The main industries of Spain include iron and steel, aluminum, motor vehicles, electronic equipment and machinery, chemicals, metal products, coal mining and electricity generation. Tourism is one of the largest components of the service sector and a significant source of foreign exchange.

         The following table shows the changes in the distribution of GDP by type of activity between 1986 and 1996.

                   Gross Domestic Product by Type of Activity

                                                         Percent Distribution
                                                       -------------------------
                                                          1986           1997

     Agriculture, Hunting, Forestry, and Fishing          5.6%           4.3%
     Mining, Mfg & Gas                                   29.2%          28.0%
     Construction                                         6.5%           7.0%
     Services                                            53.2%          55.0%
     Adjustments                                          5.6%           5.8%
                                                         100.0%        100.07%
     OECD Quarterly National Accounts, 1998:2 P226

Foreign Trade and Balance of Payments

      Since accession to EU in 1986, Spain's trade with other EU members has increased significantly as can be seen in the following table.

                          Geographic Breakdown of Trade

                               Exports                         Imports

                          1986          1987             1986           1987
                          ----          ----             ----           ----
                                          (Millions of US$)
      Total              $27,206      $104,134          $35,056       $122,753
                                         (Percent of Total)
      European Union      62.5%        69.6%             53.4%         65.0%
        France            17.9%        18.4%             11.7%         17.5%
        Germany           11.7%        13.5%             15.1%         14.8%
        Italy             8.0%          9.8%             7.3%           9.4%
        Portugal          3.5%          9.0%             1.3%           2.7%
        U.K.              8.8%          8.1%             7.7%           8.1%
        Other             12.6%        10.8%             10.3%         12.6%
      U.S.                9.3%          4.4%             9.8%           6.3%
      Japan               1.1%          1.1%             4.9%           2.8%
      All Other           27.1%        24.9%             31.8%         25.9%
                         100.0%        100.0%           100.0%         100.0%

      Source: IMF, Direction of Trade Yearbook, 1998.

      Spain typically runs a deficit on the balance of trade and the balance on income (interest and dividend payments). Services and transfers regularly report surpluses. On the capital account, direct investment has declined from the high level of 1992. Portfolio investment has tended to be volatile. The overall balance, however, has improved and the Current Account as a percentage of GDP has gone from negative 3.7% in 1992 to positive 0.5% in 1997.

                                                   Balance of Payments
                                                     (Millions US$)
                                                     --------------
                                 1992       1993       1994       1995       1996       1997
                                 ----       ----       ----       ----       ----       ----
Trade Balance                  (30,420)   (14,946)   (14,833)   (18,244)   (16,027)   (13,347)
Balance on Services             12,607     11,108     14,712     17,898     19,789     19,227
Balance on Income               (5,790)    (3,573)    (8,193)    (3,878)    (5,799)    (6,396)
Transfers Net                    2,066      1,393      1,388      4,737      2,540     (3,002)
Current Account                (21,537)    (6,017)    (6,927)       513        503      2,486
Direct Investment Net           11,084      5,492      5,528      2,551      1,246     (4,486)
Portfolio Investment Net         9,358     49,212    (22,313)    20,879     (1,308)    (6,359)
  Equity Securities Net          3,503      5,727        107      3,681       (631)    (5,388)
  Debt Securities Net            5,855     43,485    (22,420)    17,198       (677)      (971)
Other Investments Net          (14,483)   (54,983)    22,254    (31,045)    20,179     19,534
Capital Acct n.i.e               3,726      3,168      2,722      6,285      6,420      5,965
Errors and Omissions            (5,957)    (1,681)    (1,213)    (5,598)    (2,764)    (5,385)

Overall Balance                (17,809)     4,808         50     (6,415)    24,278     11,755

IFS January 1999

Exchange Rates

      The following table shows the exchange rate of the peseta relative to the U.S. dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.

                                 Exchange Rates
      End of Period   Change Relative to US$   Average    Change Relative to US$
      -------------   ----------------------   -------    ----------------------
1986      132.40                               140.05
1987      109.00             21.5%             123.48             13.4%
1988      113.45             -3.9%             116.49              6.0%
1989      109.72              3.4%             118.38             -1.6%
1990       96.91             13.2%             101.93             16.1%
1991       96.69              0.2%             103.91             -1.9%
1992      114.62            -15.6%             102.38              1.5%
1993      142.21            -19.4%             127.26            -19.6%
1994      131.74              8.0%             133.96             -5.0%
1995      121.41              8.5%             124.69              7.4%
1996      131.28             -7.5%             126.66             -1.6%
1997      151.90            -13.5              146.41            -13.5
1998      142.61              6.4%             149.40             -2.0%

      IMF, International Financial Statistics, February 1999

                             II. PORTUGUESE REPUBLIC

Area and Population

      The Portuguese Republic ("Portugal") is situated in Southwest Europe on the western portion of the Iberian Peninsula, bounded on the north and east by Spain and on the south and west by the Atlantic Ocean. The country also comprises the Azores and Madeira Islands in the Atlantic Ocean. The total area including the islands is 91,985 sq. Km. (35,515 sq. miles).

      The population of Portugal, including the Azores and Madeira Islands, was
9.8 million according to the 1991 census. The population is concentrated along the Atlantic coast. Lisbon, the capital and largest city and seaport, comprises some 1.9 million inhabitants and Porto, the second largest city and seaport comprises 1.l million.

Government

      Portugal is a republic governed under a constitution approved in 1976 and revised in 1982, 1989, 1992 and 1997. The President is elected to a 5-year term, as head of state. The current president elected in January 1996 is Jorge Sampaio. Parliament proposes the Prime Minister to the president who then makes the appointment. The Prime Minister, who is the country's chief administrative official, presides over a cabinet of ministers. The current Prime Minister is Antonio Guterres.

      Legislative power is vested in a unicameral parliament, the Assembly of the Republic. Members of the Assembly are elected under a system of proportional representation and serve 4-year terms. The Assembly had a total of 230 seats in the early 1990s.

      The judicial system is headed by the Supreme Court, which is made up of a president and 29 judges. Below the Supreme Court are courts of appeal and ordinary and special district courts. There is also a Constitutional court.

      The leading political parties are the Socialist Party (PS), the Social Democratic Party (PSD), the Popular Party (PP) and the Communist Party (PCP) The socialist party won the October 1995 election, ending 10 years of government by the social democrats. Both of the main parties have similar economic policies, with participation in European Monetary Union (EMU) and fulfilling Maastricht criteria as the center piece of fiscal and monetary policies.

International Organizations

      Portugal is a member of the United Nations, the International Monetary Fund (IMF), the World Bank, the Organization for Economic Cooperation and Development (OECD), the North Atlantic Treaty Organization (NATO), the World Trade Organization (WTO) , the European Union (EU) and the European Monetary Union (EMU).

The Economy

      When Portugal joined the European Union (EU) in 1986, the economy was in need of major restructuring. Inflation, unemployment and the public sector deficit were high. Moreover the industry sector was antiquated and the State was heavily involved in the economy. Protectionism, underdeveloped financial markets and rigidity in labor markets characterized the economy. Monetary policy was based on capital controls and credit ceilings. Financial institutions were sheltered from foreign competition and the money market was poorly developed. The Central Bank, which could not be considered independent, controlled liquidity through credit ceilings imposed on the overwhelmingly public banking system. Exchange rate policy was based on a crawling peg aimed at alleviating the chronic current account deficit which, in 1982 peaked at 12% of GDP. Over the period from 1976-1985, the compound real effective exchange rate depreciation of the escudo amounted to 40% while inflation was running at a rate of 20% annually.

      After joining the EU, tax reforms were introduced which lowered effective marginal rates, broadened the tax base and curtailed opportunities for evasion. The value added to tax (VAT) was introduced between 1984 and 1986 and the income tax was subject to a major reform in 1989. Institutional changes strengthened Central Bank autonomy by cutting off the government's automatic access to Banco De Portugal credit and making its statutes broadly aligned to the requirements of the European Union Treaty. Portugal moved from a highly regulated financial market to financial liberalization.

      A far-reaching privatization program was started in 1989. In 1988, public sector participation in the market economy accounted for close to 19% of total value added, around 6.5% of employment and almost 15% of total investment. State-owned enterprises were dominant in financial service, transport, energy, communications, steel, cement brewing, shipbuilding, pulp and tobacco. Initially, the program focused on the financial services sector. The stock exchange was modernized and privatized.

      On April 6, 1992, the escudo joined the Exchange Rate Mechanism (ERM) in the wide fluctuation band (6%) thereby establishing exchange rate stability as the cornerstone of its monetary policy. Remaining controls on capital movements were abolished at the end of that year, ahead of the schedule previously agreed with the EU.

      Turmoil in the ERM in 1992 led to widening of bands to 15% in August 1993. The Central parity of the escudo had to be devalued twice during that period. In spite of realignments, the new monetary policy based on exchange rate stability as an intermediate objective has remained a cornerstone of economic policy in Portugal. In March 1995 the central parity of the escudo within the ERM was devalued by 3.5%, half the size of the devaluation of the Spanish peseta. This realignment was not preceded by market pressure on the escudo, but was aimed at limiting losses in competitiveness relative to partner countries.

      Since joining the EU, Portuguese output increased significantly in the period from 1986-1990, rising on average at 5% a year compared with an average of 1.6% in the previous five-year period. The rate of inflation, which had been close to 30% in 1984, was brought down to about 12% in 1990. Output was affected adversely by the oil shock of 1979-80 and the recession of 1993, but began to pick up in 1994 and has subsequently continued to grow in each year. Inflation has continued to abate. The CPI rose 3.2% in 1996 and 2.1% in 1997. At the same time, the balance of payments has remained strong and the overall general government deficit fell from above 6% of GDP in 1993 to 3.2% in 1996 and to 2.45% in 1997.

Gross National Product

      In 1997, GDP amounted to approximately $102 billion. The European Commission has stated that, measured in purchasing power parity, Portuguese GDP per capita rose from 50% of the European Union (EU) average in 1985 to about 70% in 1996.

      The following table sets forth selected economic data relating to Portugal for the indicated periods:

                                                        Selected Economic Data
                                 1992        1993         1994       1995          1996        1997
                                 ----        ----         ----       ----          ----        ----
GDP at current market
prices
  (billion escudo)             12,759.0    13,463.1     14,628.9   15,817.7      16,803.6    17,905.2
% Change                          12.8%        5.5%         8.7%       8.1%          6.2%        6.6%
GDP at 1990 prices

  (billion escudo)             10,281.0    10,136.1     10,382.8   10,688.8      11,028.6    11,433.8
% Change                           1.9%       -1.4%         2.4%       2.9%          3.2%        3.7%
CPI (1990=100)                    121.3       129.6        135.9      141.5         146.0       149.1
% Change                           8.9%        6.8%         4.9%       4.1%          3.2%        2.1%
Industrial Production              99.5        95.9         94.8       99.4         100.8       103.3
% Change                          -1.9%       -3.6%        -1.1%       4.9%          1.4%        2.5%
Unemployment Rate                  4.2%        5.6%         6.9%       7.2%          7.3%        6.8%
General Gov. Deficit / GDP        -3.0%       -6.1%        -6.0%      -5.7%         -3.2%       -2.5%
General Gov. Debt / GDP           60.1%       63.1%        63.8%      65.9%         65.0%       62.0%
Current Account (mil. US$)         -184         233       -2,196       -144        -1,491      -1,877
Current Account/GDP               -0.2%        0.3%        -2.5%      -0.1%         -1.4%       -1.8%
Population (millions)              9.83        9.84         9.84       9.85          9.87        9.88
Average Exchange Rate            135.00      160.80       165.99     151.11        154.24      175.31
GDP in US$ Billions               $94.5       $83.7        $88.1     $104.7        $108.9       102.1

GDP Per Capita                   $9,612      $8,509       $8,956    $10,630       $11,042     $10,342

Sources: IMF, International Financial Statistics, January 1999; European Commission, European Economy, No. 65, 1998.

      While the importance of agriculture in the economy has declined since accession to the EU, approximately 11% of the labor force is still engaged in agriculture, having declined from over 20% in 1986. Only Greece among EU members has a higher proportion of the population currently employed in agriculture. Approximately 34% of Portugal's total land area is covered by forest. The country is the world's largest producer and exporter of cork and cork products and is an increasingly important supplier of wood pulp. Portugal has substantial reserves of copper ore, iron ore, pyrites and uranium.

      The manufacturing sector accounted for about 24% of GDP and employed about 23% of the labor force in 1993, the latest year for which data are available. The principal manufacturing industries include metal products, textiles, chemicals and allied products, wood pulp and cork and base metallurgy. The construction sector employs approximately 8% of the labor force.

      Tertiary production includes retail and wholesale trade, utilities, finance, transportation and communication, and services. Trade and services have been the fastest growing sectors of the economy. The growth in tourism is reflected in the trade sector which includes hotels and restaurants.

      The following table shows how employment by industry has changed since accession to the EU in 1986.

                                          Civilian Employment by Sector
                                          -----------------------------
                                     1986                  1995
                                   (Thous)   % of Total   (Thous)   % of Total
                                   -------   ----------   -------   ----------
Agriculture                         890.3       21.9%       477.5      11.4%
Mining                               27.2        0.7%        16.8       0.4%
Manufacturing                       995.3       24.5%       971.9      23.2%
Construction                        332.1        8.2%       340.3       8.1%
Electricity, gas and water           31.9        0.8%        34.6       0.8%
Transport and communication           174        4.3%       183.1       4.4%
Trade                               598.6       14.7%       819.2      19.5%
Banking, insurance, real estate       127        3.1%       137.4       3.3%
Personal services.                    887       21.8%      1213.7      28.9%
Total                              4063.4                  4194.5

OECD, Economic Survey Portugal 1998:111

External Trade and Balance of Payments

      Since accession to EU in 1986, Portugal's trade with other EU members has increased significantly as illustrated in the following table:

                          Geographic Breakdown of Trade
                                     Exports                           Imports
                                     -------                           -------
                        1986          1997                1986          1997
                        ----          ----                ----          ----
                                    (Millions US$)
   Total               $7,243       $23,136              $7,550       $28,071
                                         Percent of Total
   European Union       68.3%         80.1%               75.4%         89.9%
     France             15.2%         14.1%               12.9%         12.9%
     Germany            15.1%         20.0%               18.2%         17.9%
     Italy               4.0%          3.9%               10.2%          9.6%
     Spain               6.9%         14.1%               14.1%         27.4%
     U.K.               14.2%         12.1%                9.6%          8.4%
     Other              12.9%         16.0%               10.5%         13.6%
   U. S.                 7.0%          4.8%                8.9%          3.9%
   Japan                 0.8%          0.7%                4.6%          3.0%
   All Other            23.9%         14.4%               11.1%          3.2%
                       100.0%        100.0%              100.0%        100.0%

   Source: Direction Trade Yearbooks 1993.1998.

      Portugal typically runs a deficit on the balance of trade which is offset, in part, by tourism receipts and unilateral transfers. Transfers include emigrant remittances and, in recent years, transfers from EU. The overall balance of payments is shown in the following table:

                                                  Balance of Payments
                                                    (Millions US$)
                                 1992      1993      1994      1995      1996      1997
                                 ----      ----      ----      ----      ----      ----
Trade Balance                  (9,387)   (8,050)   (8,321)   (8,910)   (9,340)   (9,551)
Balance on Services               765     1,365     1,269     1,613     1,375     1,206
Balance on Income                 611       219      (565)      (21)     (352)     (245)
Transfers Net                   7,826     6,699     5,421     7,132     6,827     6,712
Current Account                  (184)      233    (2,196)     (144)   (1,491)   (1,877)
Direct Investment Net           1,186     1,387       983        (3)      (57)       71
Portfolio Investment Net       (3,064)    1,827       478    (1,083)    1,746     1,133
  Equity Securities Net           561       411       496      (338)      958     1,776
  Debt Securities Net          (3,625)    1,416       (18)     (745)   (2,704)     (643)
Other Investments Net             928    (6,246)     (409)    4,110     6,553     2,750
Errors and Omissions              978       (48)     (287)   (3,181)   (2, 813)  (2,483)

Overall Balance                  (156)   (2,848)   (1,430)     (300)      445      (407)

IMF, International
Financial Statistics,
September 1998

Exchange Rates

      The following table shows the exchange rate of the escudo relative to the US dollar at the end of each year and the average for the year. The percent of depreciation or appreciation is also shown.

                  Value of Escudo Relative to US$

             End of Period      Change Relative to US$        Average       Change Relative to US$
             -------------      ----------------------        -------       ----------------------

     1986         146.12                                      149.59
     1987         129.87                     12.5%            140.88                    6.2%
     1988         146.37                    -11.3%            143.95                   -2.1%
     1989         149.84                     -2.3%            157.46                   -8.6%
     1990         133.60                     12.2%            142.56                   10.5%
     1991         134.18                     -0.4%            144.48                   -1.3%
     1992         146.76                     -8.6%            135.00                    7.0%
     1993         176.81                    -17.0%            160.80                  -16.0%
     1994         159.09                     11.1%            165.99                   -3.1%
     1995         149.41                      6.5%            151.11                    9.9%
     1996         156.39                     -4.5%            154.24                   -2.0%
     1997         183.33                    -14.7%            175.31                  -12.0%
     1998         171.83                       6.7%           180.10                    -2.7%

IMF, International Financial Statistics, February 1999

                 III. SPANISH AND PORTUGUESE MARKET INFORMATION

The Spanish Securities Markets

      In 1988 the Securities Market Act (known by its Spanish acronym as LMV) established the framework for the operation of the securities markets in Spain. The securities markets, and all market participants are supervised by the National Securities Market Commission ("Comision Nacional del Mercado de Valores" or "CNMV"), an independent public entity, and the key institution of the Spanish securities markets. Each of the four Spanish stock exchanges is managed by a managing company ("Sociedad Rectora"), a private limited liability company formed and owned by the authorized dealers and broker-dealers ("sociedades de valores" and "agencias de valores") that are members of the relevant stock exchange. Each managing company is in turn an equal member of another company, the "Stock Exchange Company" ("Sociedad de Bolsas"), the main function of which is to oversee the Automated Quotation System, which is the computerized system through which trading in equity securities on the Spanish stock exchanges takes place primarily.

      Shares (equity securities), government securities, bonds, treasury bills and other financial instruments are traded on the exchanges. All transactions must be effected through an official dealer or broker-dealer member of the relevant stock exchange, except in certain exceptional cases. Brokerage commissions are freely fixed by the dealers and broker-dealers. However, they are overseen by the CNMV, and have to be publicly published. In order for securities to be listed for trading on any exchange, the authorization of the relevant exchange is required. Additionally, trading on the Automated Quotation System requires previous listing on at least two Spanish stock exchanges, and authorization of the CNMV with a favorable report of the Stock Exchange Company. Spanish legislation establishes rules for the exchanges with respect to listing and disclosure requirements, including examinations of financial statements.

      Equity Markets. Securities are traded on the four exchanges via the Automated Quotation System ("AQS"), which presently exists in conjunction with the traditional oral trading on the floor of the exchange. AQS accounts for almost 90% of all trades. The principal feature of the AQS is the computerized matching of buy and sell orders at the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled until executed.

      In a pre-opening session held from 9:00 a.m. to 10:00 a.m. each trading day, an opening price is established for each security traded on the AQS based on orders placed at that time. The computerized trading hours are from 10:00 a.m. to 5:00 p.m. (except for some less liquid securities which trade only at 12:00 p.m. and 4:00 p.m.) during which time the trading price of a security is permitted to vary up to 15% (or 20% with the authorization of the Stock Exchange Company) of the previous trading day's closing price. If the quoted price exceeds this limits, trading in the security is suspended until the next trading day.

      Between 5:00 p.m. and 8:00 p.m., trades may occur outside the computerized system without prior authorization of the Stock Exchange Company, at a price within the range of 5% above the higher of the average price and closing price for the day and 5% below the lower of the average price and closing price for the day, if there are no outstanding bids or offers, as the case may be, on the system matching or bettering the terms of the proposed off-system transaction, and if the trade involves more than Ptas. 50 million and more than 20% of the average daily trading volume of the stock during the preceding three months. In certain cases, at any time before 8:00 p.m., trades may take place (with the prior authorization of the Stock Exchange Company) at any price.

      The Madrid exchange is the fourth most active in turnover terms in the European Union after London, Frankfurt and Paris. Based on market capitalization, the Madrid exchange, valued at $235.1 billion at the end of 1997, ranked twelfth among the exchanges of the world. Market capitalization and trading value for the past five years are given below:

                                 Madrid Stock Exchange
                                  Mkt Cap     Trading     Mkt Cap      Trading
         No. of Cos. Listed        ECU Billions            US $ Billions
         -------------------       ------------            -------------
    1992           400               80.3        64.6         61.9        49.8
    1993           379              125.5        99.9        107.1        85.2
    1994           378              122.5       132.1        103.1       111.1
    1995           366              137.9       120.9        105.4        92.4
    1996           361              190.2       182.5        150.0       143.9
    1997           388              266.6       376.3        235.1       331.8

Bolsa de Madrid, Key Figures, January 1998

      The most traded shares are shown below:

                           Most Traded Shares in 1998

          Company             Sector             Mil. Ptas.         Mil. $
          -------             ------             ----------         ------

Telefonica             Communications             8,364,625         19,089
Endesa                 Utilities                  5,060,329         10,763
B. Santander           Banking                    4,012,325          5,993
Banco Bilbao Vicaya    Banking                    3,972,166
Argentaria             Banking                    2,688,354         17,995
Repsol                 Petroleum                  2,583,703         17,294
Iberdrola              Utilities                  1,871,903         12,530
Baco Central Hispano   Banking                    1,753,348         11,736
BancoPopular           Banking                    1,168,393          7,821
Tabacalera             Food, Beverage and
                       Tobacco                    1,162,205          7,779

Source:  Bolsa Madrid

      Stock Indexes. The main stock price indexes are the Madrid General Index, the Total Index and the Ibex-35. The Madrid General Index reflects the increase or decrease in share prices and is corrected for dividends and capital increases. It has been published since December 1940 and as of 1986 the base has been December 31, 1985=100. The Total Index measures the overall profitability of shares based on the price performance, capital increases and dividends reinvested. It is an indicator of total return. The index is based on December 31, 1985=100. The Ibex-35 index, made up of the 35 most liquid shares that trade on the continuous market, acts as the underlying asset for the trading of futures and options on indexes. The index is not corrected for dividends and the base is December 31, 1989=3000. It has been called Ibex-35 since January 1991; prior to that time it was known as Fiex. The following table shows the three indexes for the period 1987-1998.

                    Madrid Stock Price Indexes (End of Year)
       Madrid General   Percent   Madrid Total   Percent    Ibex-35    Percent
           Index(1)      Chg.        Index(1)     Chg.       Index(2)    Chg.
           ------        ----        ------       ----       ------      ----

1989        296.6         8.1%        336.8       11.2%      3,000.0     10.0%
1990        223.3       -24.7%        260.9      -22.5%      2,248.8    -25.0%
1991        246.2        10.3%        299.9       14.9%      2,603.3     15.8%
1992        214.3       -13.0%        277.8       -7.4%      2,344.6     -9.9%
1993        332.8        55.3%        433.0       55.9%      3,615.2     54.2%
1994        285.0       -14.4%        393.0       -9.2%      3,087.6    -14.6%
1995        320.1        12.3%        454.7       15.7%      3,630.8     17.6%
1996        444.8        39.0%        649.8       42.9%      5,154.8     42.0%
1997        632.5        42.2%        944.7       45.4%      7,255.3     40.7%
1998        867.8        37.2%      1,317.5       39.5%      9,836.6     35.6%

-------------------

(1)   12/21/85=100
(2)   12/31/89=3000

Bolsa de Madrid, Fact Book 1997 and Financial Times, January 4, 1999

      New Listing of Equity Securities. In order to be eligible for listing on any of the Spanish stock exchanges, companies are required to meet certain requirements, including the following:

      (i)   General requirements:

            - The company must comply with all the rules and regulations to which it is subject; including its own memorandum and articles of association.

            - The annual company accounts, and if applicable, the consolidated group accounts, must be audited. However, exceptions to this requirement may be granted in certain cases.

            -     The securities must be freely transferable.

            - The securities must be registered in book-entry form ("anotaciones en cuenta").

      (ii)  Specific requirements for shares:

            - The company must have a minimum share capital of Pesetas 200 million (without taking into account shareholdings over 25%).- The company must have enough profits (after tax) to distribute a dividend of at least 6% of the paid up share capital in the previous two years or in three non-consecutive years of the previous five (although no actual distribution is required). However, exceptions to this requirement may be granted in certain cases.

            - There must be at least 100 shareholders owning individual interests in the company of less than 25% of its share capital.

      Debt Market. The debt instruments principally traded in the Spanish markets are treasury bills ("Letras del Tesoro"), treasury promissory notes ("Pagares del Tesoro"), and state bonds and debt instruments ("Bonos y obligaciones del Estado"), a mixture of short, medium and long-term instruments.

      These public debt securities, and also those issued by Autonomous Communities (i.e., territorial political sub-divisions of the Spanish State) and local authorities, are primarily traded in the Public Debt Market ("Mercado de Deuda

Publica en Anotaciones") which operates through a book-entry system run by the Bank of Spain. The Bank of Spain is empowered to supervise and control the Public Debt Market, Public debt represented by book entry can also be traded on the Spanish stock exchanges.

      The "AIAF" fixed-yield wholesale securities market is an organized but unofficial wholesale market of securities. This market is sponsored by a private entity ("AIAF"), governed by its own supervisory body in accordance with its rules, and under the supervision of the CNMV. Several fixed-yield securities which could also trade on the Spanish stock exchanges trade on this market.

      The capitalization of fixed-income securities has been gradually declining while trading has risen sharply. The explanation lies in the fact that as of 1993 the book-entry debt of the State and regional governments has been traded via the Bolsa de Madrid's electronic system, however capitalization of this debt is not included in that of public sector securities on the Bolsa. Trading and capitalization of fixed-income securities is shown below.

                            Fixed-Income Securities
                     Mkt Cap                        Trading
          (Bil. Ptas.)     (Bil. US$)     (Bil. Ptas.)     (Bil. US$)
          ------------     ----------     ------------     ----------

    1992     4,332            42.3             922             9.0
    1993     4,371            34.3           1,758            13.8
    1994     3,832            28.6           4,488            33.5
    1995     3,532            28.3           4,274            34.3
    1996     3,334            26.3           9,540            75.3

Bolsa de Madrid

      Futures and Options Market. The futures and options markets are organized by the holding company Mercado Espanol de Futuros Financieros (MEFF). MEFF's subsidiary, MEFF Renta Variable, based in Madrid, manages the trading of options and futures on the Ibex-35 stock index and individual options on certain shares. MEFF Renta Fija, based in Barcelona, manages the trading of futures and options on interest rates.

Spanish Foreign Exchange Control

      Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Spain in consultation with the banks authorized to conduct foreign exchange business. Purchases and sales by bank transfers of foreign currencies are centralized at the Bank of Spain, which publishes the rates at which it settles transactions.

      Foreign investors may freely invest in shares of Spanish companies and need only obtain prior verification or authorization from the Ministry of Economy in certain cases. Foreign non-European Union governments, state-owned entities and state-controlled entities are required to obtain specific consent from the relevant Spanish authorities to make capital investments in Spain.

      Payments and collections derived from foreign investments in Spain are liberalized, but certain formalities have to be fulfilled and specific information must be supplied, in certain cases, to the Spanish exchange control authorities. Generally payments must be channeled through licensed credit entities.

Spanish Public Finance, State Revenue and Taxation

      Each year, the Ministry of Economy and Finance, in collaboration with other Government Ministries, prepares the State Budget and summary budgets for autonomous public agencies and the social security system. After submission to the Council of Ministers, the budget is presented for approval to parliament. If the budget is not finally approved by January 1 of each year, the budget of the previous year is automatically extended.

      Spain has a fairy complex tax system with a wide range of direct and indirect taxes applicable to both individuals and businesses. The majority of Spanish taxes are imposed by the State, although certain taxes are levied by local governments.

Certain Autonomous Communities, namely the Basque Country and Navarra, have a particular tax system adopted by their respective local legislative bodies within the framework of the State tax system.

The Spanish Monetary and Banking System

      Government regulation of the Spanish banking industry is administered by the Bank of Spain, a public law entity which operates as the Spanish autonomous central bank. In addition, it has the ability to function as a private bank. Except in its performance of public functions, the Bank of Spain's relations with third parties are governed by general private law and its actions and omissions subject to the civil and commercial codes.

      Among other responsibilities, the Bank of Spain is responsible for determining and executing monetary policy with the primary goal of attaining price stability (while the Bank of Spain's monetary policy must support the general financial policy of the government, it is not subject to instructions from the Government or the Ministry of Economy and Finance), maintaining, administering and managing foreign exchange and precious metal reserves in order to execute the rate of exchange policy formulated by the Government, promoting stability, good performance and operation of the financial payment systems, issuing Spanish currency, rendering treasury services to the Spanish Treasury and to the Autonomous Communities, and rendering services related to public debt of the State and the Autonomous Communities

      In addition, the Bank of Spain exercises general supervisory control over all Spanish credit institutions and is entrusted with certain supervisory powers over Spanish banks, subject to rules and regulations issued by the Ministry of Economy and Finance. The "Fondos de Garantia de Depositos", which operate under the guidance of the Bank of Spain, guarantee bank and savings bank deposits up to EURO 15,000 per depositor. The minimum covered amount for all European Union member banks will be increased to EURO 20,000 after December 31, 1999.

Spanish Credit Entities

      The commercial banking sector in Spain is dominated by four Spanish banking groups, which, based on statistics of the Spanish Banking Association, accounted for approximately 68.5% of total deposits at commercial banks at December 31, 1996.

      Spanish savings banks also represent an important source of competition for retail deposits, mortgage loans and other retail banking products and services. Since 1988, Spanish savings banks, which have traditionally been regional institutions, have been permitted to open branches and offices through Spain. The savings banks are divided into "Cajas de Ahorro", which are partially controlled by local governments, and "Cajas Rurales", which specialize in the agricultural sector.

      Law 3/1994, of April 14, 1994 conforms Spanish law to the European Unions' Second Banking Coordination Directive (89-646) (the "Second Banking Directive") by providing that any financial institution incorporated in and authorized to conduct business in another member state of the European Union will be permitted to conduct business in Spain either through branches in Spain or on a cross-border basis following certain procedures.

      Likewise, the European Union's Investment Services Directive No. 93/22/CE has recently been implemented in Spain by means of the Law 37/1998, of November 16, 1998. It will affect financial services in Spain by permitting any brokerage house incorporated and authorized to operate in the European Union, subject to certain requirements and formalities, to offer its services in Spain without first obtaining a domestic license.

The Portuguese Securities Markets

      Background and Development. The Portuguese securities markets officially opened at the turn of the century with the establishment of the Oporto Stock Exchange and the Lisbon Stock Exchange (the "Stock Exchanges"). The Stock Exchanges were closed in 1974 and were reopened in the late 1970s, but it was not until 1987, when the Portuguese Government passed additional laws designed to stimulate the capital markets, that activity on the Stock Exchanges increased substantially. The 1987 legislation consisted mainly of tax incentives, the relaxation of listing and issuing requirements and a reduction in limitations on foreign investment.

      A series of legislative measures designed to reform the Stock Exchanges was implemented in July 1991, including the transfer of their ownership from the Portuguese Government to the brokers and dealers acting on the Stock Exchanges. In addition, the 1991 legislation (i) established an independent regulatory authority over the securities market, the Comissao do Mercado de Valores Mobiliarios (the "CMVM"), to supervise the securities markets, (ii) established a framework for the regulation of trading practices, tender offers and insider trading, (iii) required members of the Stock Exchanges to be corporate entities,
(iv) required companies listed on the Stock Exchanges to file annual audited financial statements and to publish semi-annual financial information, (v) established a framework for integrating quotations on the Stock Exchanges by computer, and (vi) provided for the transfer of shares by book-entry.

      Equity securities are currently listed only on the Lisbon Stock Exchange. The Lisbon Stock Exchange is regulated by the Ministry of Finance and the CMVM. Shares were traded on the Oporto Stock Exchange until May 1994, when it was closed in preparation for the introduction of the trading of derivative securities. Trading on the Oporto Stock Exchange is now limited to derivative instruments.

      The official market index of the Lisbon Stock Exchange, published since February 1991 (the "BVL General Index"), is a weighted average price of shares listed on the Official Market of the Lisbon Stock Exchange. The exact number of companies in the index's portfolio may change each day because of new admissions, exclusions, suspensions and the absence of quotations. Since January 1993, the Lisbon Stock Exchange has calculated a sub-index of the 30 most frequently traded shares listed on the Official Market, which includes the Ordinary Shares, and their market capitalization (the "BVL 30"). Two Portuguese banks, Banco Totta & Acores, S.A. and Banco Portugues do Atlantico, S.A., also calculate stock market indices.

      Regulation of the Exchanges. Each of the two Portuguese stock exchanges (Lisbon Stock Exchange and Oporto Stock Exchange) is managed by a managing company ("Associacao de Bolsa"), a private limited liability association formed and owned by the authorized dealers and brokers ("sociedades financeiras de corretagem" and "sociedades de corretagem") that are members of the relevant stock exchange.

      The securities markets, and all market participants are supervised by the Securities Market Commission ("Comissao do Mercado de Valores Mobiliarios"), an independent public entity.

      Shares (equity securities), government securities, bonds, treasury bills, and other financial instruments are traded on the Lisbon Stock Exchange. Trading in the Oporto Stock Exchange is now limited to derivative products.

      Market Activity. The market capitalization of all securities traded on the LSE at the end of 1997 was 14,388,729 million escudos or $78,487 million. Of this total bonds accounted for $38,798 million or 49.4%; stocks, $39,065 million or 49.8% and other securities, such as participation bonds, investment trust units and rights, $624 million or 0.8%. The LSE is one of the smaller stock markets among the developed markets. In terms of the Morgan Stanley Capital International list of developed markets, Portugal ranked 21 out of 23 in market capitalization at the end of 1997. Only the Austria and New Zealand stock markets had smaller capitalizations.

      The following table shows the market capitalization of securities on the LSE in the various markets as of the end of 1997.

                             Mil Esc.        Mil. US$        % Distribution
                             --------        --------        --------------

     Official Market        13,667,609        74,554               95.0%
       Bonds                 6,558,200        35,773
       Stocks                7,007,975        38,227
       Other*                  101,434           553
     Second Market             597,954         3,262                4.2%
       Bonds                   553,528         3,019
       Stocks                   44,426           242
     Market without
     Quotations                123,167           672                0.9%
       Bonds                       996             5
       Stocks                  109,268           596
       Other                    12,903            70
     Subtotal               14,388,728        78,487              100.0%

     Addendum:
     Bonds                   7,112,723        38,798               49.4%
     Stocks                  7,161,669        39,065               49.8%
     Other                     114,337           624                0.8%
                            14,388,729        78,487              100.0%

   * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.

   Bolsa de Valores de Lisboa: Nota Informativa 1997

      Trading in 1997 of all securities amounted to 6,450,409 million escudos or $36,794 million. Approximately 90% of the trades took place on the Official Market. Trading in stocks accounted for 63.7% of all trades.

      The following table shows the value of trading on the three main markets in 1997 and for both normal and special sessions.

      Lisbon Stock Exchange: Value of Trading in 1997
                              Mil Esc.       Mil. US$       % Distribution
                              --------       --------       --------------
      Normal Sessions
      Official Market        5,812,687          33,156            90.1%
        Bonds                2,175,717          12,411
        Stocks               3,598,606          20,527
        Other*                  38,364             219
      Second Market            128,363             732             2.0%
        Bonds                  102,061             582
        Stocks                  26,302             150
      Market without
      Quotations                68,410             390             1.1%
        Bonds                    2,131              12
        Stocks                  45,727             261
        Other                   20,552             117
      Subtotal               6,009,459          34,279            93.2%
      Special Sessions
        Stocks                  440949           2,515             6.8%
      Grand Total            6,450,408          36,794

      Addendum:
      Bonds                  2,279,909          13,005            35.3%
      Stocks                 4,111,584          23,453            63.7%
      Other                     58,916             336             0.9%
                             6,450,409          36,794           100.0%

      * Participation bonds, Investment Trust Units and Rights of bonds, warrants and shares.
      Bolsa de Valores de Lisboa: Nota Informativa 1997

      Stocks. Both market capitalizations and trading values of stocks have grown rapidly in recent years. The following table showing recent history of the growth of capitalization and trading value of stocks includes the dramatic rise in trading that took place in 1997.

                              Lisbon Stock Exchange
                         Market Capitalization             Trading Value
                         ---------------------             -------------
          No. Of Cos.    (bil escudos)   (bil US $)   (bil escudos)  (bil US $)
          -----------    -------------   ----------   -------------  ----------
    1987       143        1,150.3            8.9           213.9          1.5
    1988       171        1,052.3            7.2           163.4          1.1
    1989       182        1,588.4           10.6           300.4          1.9
    1990       181        1,257.2            9.4           240.4          1.7
    1991       180        1,284.3            9.6           406.2          2.8
    1992       191        1,353.6            9.2           467.3          3.5
    1993       183        2,193.0           12.4           780.3          4.9
    1994       195        2,586.8           16.3           874.6          5.3
    1995       169        2,743.1           18.4           634.1          4.2
    1996       170        3,828.4           24.5         1,102.6          7.1
    1997*      159        7,161.7           39.1         3,670.6         20.9

* Data are for Normal Sessions. In 1997 trading value, including Special Session, was 4,11.6 bil escudos or $23.5 bil.

Lisbon Stock Exchange

      Stock Price Indexes. The BVL (Bolsa de Valores de Lisboa) Index has been the official market index of the LSE since February 18, 1991. It has a base of 1000 at January 5, 1988 and includes all listed shares on the LSE official market. The exact number of companies in the index can change daily as a result of admissions, exclusions, suspensions and the absence of quotations. On January 11, 1993, the LSE began to calculate the BVL 30. This index, based on January 4, 1993=1000, includes the shares of 30 companies listed on the main market and is weighted by their market capitalization and liquidity. These indexes are shown below in the following table:

                                    Stock Price Indexes
                         BVL General Index (January 5, 1988=1000)
           High          Date      Low           Date      Close        %Chg.
           ----          ----      ---           ----      -----        -----
   1988    1,145.10       8-Jan      670.70      21-Oct      722.85
   1989    1,041.59      24-Oct      691.11      22-Jun      951.91      31.7%
   1990      953.76       4-Jan      627.57       5-Dec      638.30     -32.9%
   1991      747.69      18-Mar      605.66      16-Jan      623.63      -2.3%
   1992      651.63      11-May      541.60      20-Oct      553.71     -11.2%
   1993      848.54      31-Dec      537.20      13-Jan      848.54      53.2%
   1994      999.46      18-Feb      801.57      20-Jun      919.95       8.4%
   1995      933.32      12-May      842.31      22-Nov      877.69      -4.6%
   1996    1,163.54      31-Dec      877.17       2-Jan    1,163.54      32.6%
   1997    1,922.72      31-Dec    1,163.47       2-Jan    1,922.72      65.2%
   1998*   3,162.51      22-Apr    1,863.70      10-Oct    2,427.33      26.2%

                              BVL 30 Index (January 4, 1993=1000)
            High       Date         Low          Date       Close       %Chg.
            ----       ----         ---          ----       -----       -----
   1993     1565.16    31-Dec        980.14      13-Jan     1565.16
   1994     1863.53    18-Feb       1447.56      20-Jun     1699.54      8.6%
   1995     1740.05    12-May       1529.44      22-Nov     1605.30     -5.5%
   1996     2165.92    30-Dec       1602.81       2-Jan     2164.50     34.8%
   1997     3781.31    29-Dec       2165.57       2-Jan     3757.27     73.6%
   1998     6176.89    22-Apr       3599.08       2-Oct     4794.70     26.2%
Source:  Lisbon Stock Exchange.

      Stock prices began to rise sharply in 1997 when it became likely that Portugal might be included in the early admittance to EMU. The rise has continued and on March 26, the day after the European Commission recommended Portugal's inclusion in EMU, the BVL 30 was 5556.77 or 47.9% above the close of 1997. Prices have subsequently declined and the index was 3747.89 on October 6, 1998.

      The Oporto Stock Exchange has recently launched the PSI-20 which is made up of the 20 most representative Portuguese official market issues. It aims to serve a reliable benchmark for the national equity market and to facilitate the introduction of derivatives based on a single indicator for the equity market.

      Most Actively Traded Stocks. The ten most actively traded stocks on the official market in 1997 are shown below. These ten stocks accounted for 73% of trading on the official market.

                          No of Shares Value of Trading
                                           (Millions)    (Mil Esc.)    Mil. US$)
                                           ----------    ----------    ---------
Portugal Telecom                                100        692,198       3,948
EDP-Nominativas                                 140        446,148       2,545
BCP Nom. e Porta. Reg                            95        312,992       1,785
CIMPOR-Cim.Port.SGPS-Nom                         69        285,910       1,631
Telecel-Com.Pessoais-Nom                         17        240,688       1,373
Banco Espirito Santo (BESCL)Nom Port.Reg         38        161,935         924
Sonae Invest.-SGPS                               23        150,396         858
Banco Portugues de Investimento (BPI)            37        124,434         710
Banco Totta & Acores (BTA)-Nom.Port.Reg.         40        122,265         697
Jeronimo Martins & Filho-SGPS                     9         91,630         523
Total of above                                  567      2,628,596      14,994

Grand Total                                   1,001      3,598,606      20,527

Percent of Grand Total                        56.6%          73.0%       73.0%

Bolsa de Valores de Lisboa: Nota Informativa 1997

      Price-to-earnings and price-to-book ratios and dividend yields of Portuguese stocks in the Internal Finance Corporation's Global Indexes are as follows:

                              Portugal: IFC Global
                                      Index
                   End of    P/E Ratio    P/BV Ratio      Dividend Yield %

                     1987      22.6          5.4                  1.3
                     1988      18.0          3.7                  1.3
                     1989      19.0          3.4                  1.9
                     1990      11.8          1.7                  2.7
                     1991      10.9          1.3                  3.7
                     1992       9.0          1.0                  4.7
                     1993      18.0          1.7                  2.9
                     1994      20.3          1.8                  3.2
                     1995      14.8          1.4                  3.3
                     1996      18.1          1.7                  2.3
                     1997      22.9          3.1                  1.7
                     1998      20.7          2.9                  2.2

                  IFC: Emerging Markets Data Base, and Morgan Stanley Capital International, December 1998.

      Equity Market Trading. Listed securities for both exchanges are divided into three sections. The "Market With Official Quotations" section allows for the listing of bonds, shares and other securities which meet certain specific requirements established by the Securities Market Commission, the most important of which being a significantly diversified shareholding. The "Second Market" section and the "Market Without Official Quotation" section include the securities of issuers that do not satisfy the requirements for listing on the Market with Official Quotations.

      Prior to 1991, all shares were traded by an open-outcry procedure; prices were fixed once or twice a day at the market-clearing price for all bids and offers tendered. The Official Market, created in July 1991, is a nationwide market in which most Portuguese securities having the greatest market capitalization are listed.

      In September 1991, the Continuous Trading System, designed to provide automatic execution of orders and continuous trading through Tradis, a computerized trading system, was introduced. As of December 31, 1995, all of the 77 equity securities listed on the "Market With Official Quotations" were traded through the Continuous Trading System. All other securities continue to trade by the traditional open-outcry procedure, but it is currently planned that they will be gradually introduced to the Continuous Trading System.

      The Continuous Trading System linked the Stock Exchanges prior to the closure of the Oporto Stock Exchange. The principal feature of the Continuous Trading System is the computerized matching of buy and sell orders based, first, on matching sales price and, second, on the time of entry of the order. Each order is executed as soon as a matching order is entered, but can be modified or canceled up to execution.

      From 9:00 a.m. to 10:00 a.m. on each trading day (from Monday to Friday excluding public holidays), an opening market clearing price is established for each security on the Continuous Trading System based on the bids and offers outstanding.

      On any trading day, such opening price may not change more than 30% from the most recent closing price. If a security has not traded within the immediately preceding four trading days, the opening price will be fixed by the market without restriction. Computer matched trading then proceeds on the Continuous Trading System from 10:00 a.m. until 4:00 p.m. During such time, each price may not change more than 5% from the prior executed price without a temporary suspension to reset the market-clearing price.

      At present, there are no official market makers or independent specialists in the Continuous Trading System and therefore orders to buy or sell in excess of corresponding orders to sell or buy will not be executed.

      Only selected brokers and dealers may effect stock exchange transactions. The market is served by 12 dealers, who may buy and sell for their own accounts and eight brokers. All trades on the Lisbon Stock Exchange, including through the Continuous Trading System, must be placed through a brokerage or a dealer firm. Stock prices are quoted directly in Escudos per share. Any trading of stock listed on the Continuous Trading System that takes place off-the-market (i.e., those shares that are not traded during the 10:00 a.m. to 4:00 p.m. trading hours referred to above) must be cleared through financial institutions.

      Pursuant to Portuguese law, dividends are paid to shareholders of record as of the date established for payment. In order to effect such payment by means of Portugal's book-entry clearance and settlement system, under current practice, trading of Shares will be suspended for the four business days preceding any such dividend payment date.

      Clearing and Settlement. One of the most important aspects of the reform of the Portuguese securities market has been the creation of the Central de Valores Mobiliarios (the "CVM"), the Portuguese central securities depositary, the creation of the Sistema de Liquidcao de Ambito Nacional (the "National Clearing and Settlement System"). Both organizations are owned and managed by Interbolsa, a non-profit organization owned by the Stock Exchange Associations of Lisbon and Oporto. The CVM provides a system for the registration and control of securities, including custody of certificates of securities and registration of book-entry securities.

      The National Clearing and Settlement System is currently the most commonly used clearing and settlement system in Portugal. Under this system, the broker inputs trade information on Tradis, the nationwide computerized trading system. The custodian bank accepts the trade, at the latest, one day after the date of the trade, becoming the legal party to the transaction until it settles. At the end of the third day after the trade, the electronic book-entry for the transfer of the securities takes place in the books of the Bank of Portugal (the "Central Bank"). This physical settlement is provisional until financial settlement takes place on the morning of the fourth day after the trade. The net amount due to or from each participant's account with the Central Bank is posted to the closing balance of the previous day. Under Portuguese law, physical and financial settlement of a trade of a security must take place before any further transaction with respect to such security may be effected. Accordingly, short selling is not permitted.

      Listing of Equity Securities. In order to be eligible for listing on the Lisbon Stock Exchange -- Market with Official Quotations, companies are required to meet certain requirements.

      General Requirements:

      - the company must comply with all the rules and regulations to which it is subject, including its own memorandum and articles of incorporation;

      - the company's annual accounts for the three years preceding the listing must have been published;

      -     the company must have at least two years of activity;

      -     the securities must be freely transferable, and

      -     the listing must include all the securities of the same kind.

      Specific requirements for shares.

      - the expected market capitalization must be at least Escudos 500 million;

      - 25% of the shares or, at least, 500,000 shares of the same category, should be held by the public;

      and

      -     the company must have an adequate financial and economic position.

Portuguese Exchange Rates, Exchange Control and Other Policies Affecting Security Holders

      Official buying and selling rates for major trading and certain other specified currencies are fixed daily by the Bank of Portugal in consultation with the banks authorized to conduct foreign exchange business.

      Since January 1, 1993, there have been no exchange controls imposed on the Escudo by the Portuguese Government. In connection with certain currency transactions, some formal requirements must be fulfilled and specific information must be supplied, in certain cases, to the Bank of Portugal.

      Foreign investors may freely invest in shares of Portuguese companies and need no prior verification or authorization with the Portuguese authorities. In certain cases, information reporting to the supervisory authorities is required. Some non-European Union regulated entities, such as banks, financial companies and insurance companies, need prior authorization from the Portuguese authorities to operate in Portugal.

      As Portuguese regulations conform with EU's second Banking Coordination Directive (86/646) and the Investment Services Directive, N(degree)93/22/CE, any financial institution incorporated in and authorized to conduct business in another member state of the EU will be permitted to conduct business in Portugal. Monetary and Banking System. Portuguese banking and monetary policy is administered by the Bank of Portugal, a public law entity that operates as Portugal's autonomous central bank. Except in its performance of public functions, the Bank of Portugal's relations with third parties is governed by private law and its actions are subject to the civil and commercial law codes.

      Among other responsibilities, the Bank of Portugal is responsible for determining and executing monetary policy with the main purpose of attaining price stability (not being subject to instruction from the Government), maintaining, administering and managing foreign exchange and precious metal reserves of Portugal, promoting stability, good performance and operation of the financial payment system, issuing Portuguese currency, rendering treasury services to the Portuguese treasury and rendering services related to public debt to the State.

      In addition, the Bank of Portugal exercises, general supervisory control over all Portuguese credit institutions (including Banks) and financial companies and may issue regulations concerning financial activities.

             IV. SPAIN AND PORTUGAL AND THE EUROPEAN MONETARY UNION

      Spain and Portugal, along with Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg and the Netherlands formed the European Monetary Union (EMU) on January 1, 1999, with the Euro as the single currency. During the weekend of May 1-3, 1998, the fixed bilateral rates of exchange among the participating countries were established. These fixed rates established the following values of each currency in terms of the Euro, as shown in the following table:

                           Currency per Euro

          Australian Schilling                         13.76
          Belgium Franc                                40.34
          Finnish Markka                                5.95
          French Franc                                  6.56
          German DM                                     1.96
          Irish Punt                                     .79
          Italian Lira                               1936.28
          Netherlands Guilder                           2.20
          Portuguese Escudo                           200.48
          Spanish Peseta                              166.39

      The Euro will be used as a unit of account, but the actual Euro notes and coins will not circulate until January 1, 2002. Until that time, the national currencies of the 11 countries will be used and will be interchangeable among themselves at the established fixed rates. Exchange rates of the currencies of the 11 countries with currencies outside the EMU will depend on the value of the Euro itself in the foreign exchange markets. On January 4, 1999, the first trading day of the Euro, it was worth 1.18 dollars. As of February 11, 1999, it was worth 1.13 dollars. Thus, the Spanish peseta fell from 141.0 to the dollar on January 4, 1999, to 147.3 to the dollar on February 11, 1999. Similarly, the Portuguese escudo fell from 169.9 to 177.4 to the dollar.

      Financial markets will largely change over to the Euro at an early stage. However, most private individuals and many companies are likely to continue to operate in the national currencies. During the period from January 1, 1999 to January 2002, there is no prohibition against changing to Euro, nor compulsion to do so.

      Just as there will be a single currency, there will be a single monetary policy. The European System of Central Banks (ESCB), which is a system that comprises the national central banks of the countries participating in EMU and the European Central Bank, will behave like a single central bank. All the instruments of monetary policy will be uniform and will be used in a uniform way on the basis of decisions taken at the center. According to Article 105 of the Maastricht Treaty, the ultimate objective of ESCB's monetary policy is the maintenance of price stability in the monetary union. Moreover, the member countries have agreed to the Stability and Growth Pact, which is intended to limit the profligate use of fiscal policy. Under the terms of the Pact, the member countries have greed to keep their budget deficit/GDP ratios to a maximum of 3%. Each 1% over 3% incurs a fine equal to 0.1% of GDP - maximum of 0.5% of GDP for a 6% deficit. No fines will apply in exceptional circumstances, i.e., natural disasters and recessions. The fine is paid only if the deficit is sustained for two years.

      The loss of an independent monetary policy and restraints on the use of fiscal policy under EMU may complicate government policy if economic trends in all of the countries are not synchronized. Spain and Portugal, countries that have had periods of high inflation, may be particularly vulnerable.

                      KEMPER GLOBAL and INTERNATIONAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2000


             Kemper Global Blue Chip Fund ("Global Blue Chip Fund")
      Kemper Emerging Markets Growth Fund ("Emerging Markets Growth Fund")
                Kemper Latin America Fund ("Latin America Fund")
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048




This combined Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the Funds listed above (the
"Funds"), each a series of Kemper Global/International Series, Inc. (the "Corporation"), an open-end management investment company. It should be read in conjunction with the combined prospectus of the Funds dated March 1, 2000. A prospectus may be obtained without charge from the Funds, and is also available, along with other related materials, on the SEC's Internet Web site (http://www.sec.gov).


                                                           TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.....................................................................................................3
PORTFOLIO TRANSACTIONS.....................................................................................................34
INVESTMENT MANAGER AND UNDERWRITER.........................................................................................35
PURCHASE, REDEMPTION and repurchase OF SHARES..............................................................................46
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................................................................60
RETIREMENT PLANS...........................................................................................................65
PERFORMANCE................................................................................................................66
OFFICERS AND DIRECTORS.....................................................................................................69
SHAREHOLDER RIGHTS.........................................................................................................75
APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS............................................................................78


The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. The Report for any Fund for which this Statement of Additional Information is requested accompanies this document, and may be obtained without charge by calling 1-800-621-1048.

Scudder  Kemper  Investments,   Inc.  (the  "Adviser")  serves  as  each  Fund's
investment manager.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the outstanding shares of the Fund.


Global Blue Chip Fund has elected to be classified as a diversified series of an open-end management, investment company. Emerging Markets Growth Fund and Latin America Fund are non-diversified series of an open-end management, investment company.


As a matter of fundamental policy, each Fund will not:

a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

c)       purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

d) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

f) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of nonfundamental policy, each Fund will not:


1.       borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

2. enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

6. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

7. lend portfolio securities in an amount greater than 5% of its total assets.




INVESTMENT POLICIES AND TECHNIQUES



GENERAL. Kemper Global Blue Chip Fund (the "Global Blue Chip Fund") seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. Kemper Emerging Markets Growth Fund (the "Emerging Markets Growth Fund") seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.Kemper Latin America Fund (the "Latin America Fund") seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase
(such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

Each Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the Adviser to be advantageous for the Fund to do so in order to pursue its investment objective(s), to hedge against the effects of fluctuation in interest rates, and also to hedge against the effects of market risks, but not for leveraging purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning other investment policies and techniques to create leveraged exposure in the Fund.

Global Blue Chip Fund. Global Blue Chip Fund seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests in equity securities of companies which are incorporated in the U.S. and in foreign countries. The Fund will invest primarily in developed markets, with a maximum of 15% of the Fund's total assets invested in emerging markets. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known companies. Companies of this general type are often referred to as "Blue Chip" companies. While specific investment and financial criteria may vary from market to market, Blue Chip companies around the world are generally identified by the Adviser as having substantial capitalization, established financial history, ready access to credit, good industry position and superior management structure. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization. Global Blue Chip companies are believed to generally exhibit less investment risk and less price volatility, on average, than companies lacking these characteristics, such as smaller, less-seasoned companies. In addition, the large market of publicly held shares for such companies and the generally higher trading volume in those shares generally result in a relatively high degree of liquidity for such investments.

The Fund invests in companies that the Adviser believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. The Fund's global framework allows it to take advantage of investment opportunities created by the growing integration of economies around the world. The Fund offers investors access to opportunities wherever they arise, without being constrained by location of a company's headquarters or the trading market for its shares.

It is expected that investments will be spread broadly around the world with an emphasis on developed economies and capital markets. The Fund will usually be invested in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include securities of companies of varying sizes, as measured by assets, sales, income or market capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, governmental agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or those of equivalent quality as determined by the Adviser. The Fund may not invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality (commonly referred to as "high yield" or "junk" bonds).



The Fund may invest in zero coupon securities. In addition, fixed-income securities may be held without limit for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. It is impossible to accurately predict how long such alternative strategies may be utilized. Similarly, the Fund may invest in cash equivalents (including domestic and foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Fund may invest in closed-end investment companies holding foreign securities, as well as shares of closed-end investment companies that invest primarily in emerging market debt securities. In addition, the Fund may engage in strategic transactions, which may include derivatives.

The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The value invested in REITs will not exceed 5% of the value of the Fund's total assets.

Emerging Markets Growth Fund. Emerging Markets Growth Fund seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Adviser, many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term.

The Fund's net asset value can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors.

At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among issuers located in at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

The Fund deems an issuer to be located in an emerging market if:

         o the issuer is organized under the laws of an emerging market country;

         o the issuer's principal securities trading market is in an emerging market; or

         o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid securities.

The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, and may engage in various strategic transactions, including derivatives. In addition, to maintain liquidity, the Fund may borrow from banks. The Fund does not expect to borrow for investment purposes.

For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict for how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. Such closed-end investment company investments will generally only be made when market access or liquidity considerations restrict direct investment in the market.

The Adviser takes a top-down approach to evaluating investments for the Fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and companies most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the Adviser looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

Latin America Fund. Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Adviser believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will help support attractive investment returns over time.

In seeking its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in Latin American equity securities. For purposes of this Statement of Additional Information, Latin America is defined as Mexico, Central America, South America and the islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

         o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

         o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

         o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

         o Securities of Latin American issuers, as defined above, in the form of depositary shares.

Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. In the opinion of the Adviser, these six countries offer the most developed capital markets in Latin America. The Fund may invest in other countries in Latin America when the Adviser deems it appropriate. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry.

The Fund's equity investments include common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities and may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

The Fund may invest in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund invests are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade; that is, rated below Baa by Moody's or below BBB by S&P, or deemed by the Adviser to be of comparable quality (commonly referred to as "junk" bonds).

The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In this regard, the Fund will focus on larger, multinational corporations, which generally will comprise as much as 15% of the Fund's total assets. In evaluating non-Latin American investments, the Adviser generally seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive and significant effect on the issuer's business results.

In selecting companies for investment, the Fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects.

Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, level of sales or the dividend history of companies.

The allocation between equity and debt, and among countries in Latin America, varies based on a number of factors, including: expected rates of economic and corporate profit growth; past performance and current and comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, also considers the effects of past economic crises or ongoing financial and political uncertainties.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. In addition, to provide for redemptions or distributions, the Fund may borrow from banks. The Fund does not expect to borrow for investment purposes. The Fund may assume a defensive position when, due to political or other factors, the Adviser determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Adviser deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately for how long such alternative strategies may be utilized. The Fund may also invest in closed-end investment companies investing primarily in Latin America. In addition, the Fund may invest in loan participations and assignments, when-issued securities, convertible securities and repurchase agreements and may engage in strategic transactions.



MASTER/FEEDER FUND STRUCTURE. The Board of Directors may determine, without further shareholder approval, in the future that the objectives of each Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and possibly avoiding transaction costs and, in certain circumstances, the realization of taxable gain or loss.

INTERFUND BORROWING AND LENDING PROGRAM. Each Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations a Fund may purchase.




A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation, subject to the repurchase agreement and is therefore subject to that Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for the loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


For Global Blue Chip Fund, a repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Repurchase Commitments. Latin America Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which a Fund may purchase. Such transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

Common Stocks. Global Blue Chip Fund, Emerging Markets Growth Fund and Latin America Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Debt Securities. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. Securities rated below Baa by Moody's or below BBB by S&P usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. Securities rated C by Moody's or D by S&P may be in default with respect to payment of principal or interest. Such securities carry a high degree of risk and are considered speculative.(See "Appendix").



Global Blue Chip Fund may not invest more than 5% of its total assets in securities rated Baa/BBB or below or in unrated securities of equivalent quality in the Adviser's judgment ("investment grade"). The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P.



Latin America Fund (subject to a limit of no more than 10% of its total assets invested in bonds rated B or lower) and Emerging Markets Growth Fund may each also purchase debt securities which are rated below investment-grade and may invest in securities which are rated C by Moody's or D by S&P or securities of comparable quality in the Adviser's judgment.

Emerging Markets Growth Fund will not purchase the securities of any issuer if, as a result, more than 35% of the Fund's total assets would be invested in below investment-grade securities or unrated securities of equivalent quality.

The Adviser expects that a significant portion of any of the Emerging Markets Growth Fund's bond investments will be purchased at a discount to par value. To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of the debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency-denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.


Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations ("sovereign debt") issued or guaranteed by Latin American governments or their agencies or instrumentalities ("governmental entities") involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, dependence on expected disbursements from third parties, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Latin America Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

High Yield, High Risk Securities. Below investment grade securities, commonly referred to as "junk bonds," (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").


Global Blue Chip Fund will invest no more than 5% of its total assets in debt securities rated BBB or Baa or below or in unrated securities.




Emerging Markets Growth Fund may invest in debt securities with varying degrees of credit quality. The Fund may invest in securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. Latin America Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may invest in securities rated C by Moody's or D by S&P.

Illiquid SECURITIES. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. Each Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of illiquid securities.

Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


INVESTMENT COMPANY SECURITIES. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Zero Coupon Securities. Each Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. Each Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if a Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.




FOREIGN CURRENCIES. Each Fund has foreign currency exposure. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase foreign currency, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Many Latin American and Asian currencies have experienced significant devaluation relative to the dollar. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


Because a Fund normally will be invested in foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

DEPOSITARY RECEIPTS. Each Fund may invest directly in securities of emerging market country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.



WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. A

Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.


BRADY BONDS. Each Fundmay invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, and Uruguay.


Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets.

Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on many Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


LOAN PARTICIPATIONS AND ASSIGNMENTS. Emerging Markets Growth Fund and Latin America Fund may invest in fixed- and floating-rate loans ("Loans") arranged
through  private   negotiations  between  an
issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). Each Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a Fund's having a contractual relationship only with the Lender and not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Each Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.


When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

Each Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, each Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.


FOREIGN SECURITIES. Each Fund is designed for investors who can accept currency and other forms of international investment risk. The Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., will affect an investor's entire investment holdings. In certain periods since World War II, many leading foreign economies and foreign stock market indices have grown more rapidly than the U.S. economy and leading U.S. stock market indices, although there can be no assurance that this will be true in the future.


Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Many of the currencies of Eastern European countries have experienced a steady devaluation relative to western currencies. Any future devaluation may have a detrimental impact on any investments made by a Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. A Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies at the time the investment is made.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, none of the Funds will invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on a day on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. Events materially affecting the value of the Fund's portfolio securities may occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated.


INVESTING IN EMERGING MARKETS. Each Fundmay invest in securities of issuers in emerging markets. Most emerging securities markets may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.


Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no cash is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of a Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in securities of issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affect its ability to honor its obligations. While each Fund manages its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.


       Sovereign Risk Ratings for Selected Emerging Market Countries as of
                                 February, 2000

 Country                        Moody's*                    Standard & Poor's**
 -------                        --------                    -------------------

 Chile                          Baa1                        A-
 Turkey                         B1                          B
 Mexico                         Ba1***                      BB
 Czech Republic                 Baa1                        A-
 Hungary                        Baa1                        BBB+
 Colombia                       Ba2                         BB+
 Venezuela                      B2                          B
 Morocco                        Ba1                         BB
 Argentina                      B1                          BB
 Brazil                         B2                          B+
 Poland                         Baa1                        BBB
 Ivory Coast                    NR                          NR

 *    As of , 2000.  Source:  Moody's Investors Service.
**    As of , 2000.  Source:  Standard & Poor's.
-------------



A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is, therefore, somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, governmental actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

INVESTING IN LATIN AMERICA. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Changes in the value of Latin American currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce a Fund's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect or, in some cases, cause the entire loss of, a Fund's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left the home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

INVESTING IN THE PACIFIC BASIN. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or a Fund's investment in the debt of that country.

Trading volume on Pacific Basin stock exchanges outside of Japan, although increasing, is substantially less than in the U.S. stock market. Further, securities of some Pacific Basin companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Basin stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities in which a Fund may invest on other stock exchanges where commissions are negotiable.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Recent conditions in the Pacific Basin region include political uncertainty, economic overheating, erratic trade policies and extreme currency fluctuations that have resulted in equity market decline. The conditions that have given rise to these developments, however, are changeable, and there is no way to predict if they will continue or the speed at which the economies of that region will recover.

INVESTING IN EUROPE. Most Eastern European nations, including Hungary, Poland, Czech Republic, Slovak Republic, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually.

Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

INVESTING IN AFRICA. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism and cattle.

Many of the countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkina Faso, Madagascar and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

ECONOMIC GROWTH. Emerging markets are an increasingly important part of the world's investment activity. In 1985, emerging markets accounted for only 2.7% of the world's stock market trading value, compared to 17% in 1994.^1 The chief rationale for investing in emerging markets is the dramatic growth rates that these economies continue to enjoy. Over the past decade, the annual percentage change in the economic growth rates of emerging market countries has been climbing above that of the mature markets.

This growth  translates into an average annual percentage change (as measured by
GDP) of 2.53% for mature economies, compared to 3.89% for developing countries.^2 Emerging market economies are projected to grow at a 6.3% annual rate -- more than double the expected growth of established countries in Europe, Asia and North America (2.4%).^2

Increased integration and faster growth in China, India, Indonesia, Brazil, and Russia -- five countries that today account for half the world's labor force but only 8-9 percent of its GDP or international trade -- will likely redraw the economic map of the world over the next quarter century.


STRATEGIC TRANSACTIONS AND DERIVATIVES Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can

--------
^1  International Finance Corporation, 1995.
^2  IMF World Economic Outlook, 1995.
^3  International Finance Corporation, 1995.

result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Non-Diversified Investment Company. Emerging Markets Growth Fund and Latin America Fund is each classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, a Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.


Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.
Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Borrowing. Each Fund is authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. Each Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by each Fund will involve special risk considerations. Although the principal of each Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.



Investment Company Securities. Securities of other investment companies may be acquired by each Fund, to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

Investing in Small Companies. There is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience.

PORTFOLIO TRANSACTIONS

Brokerage



         Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

         The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or a Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.





Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of greater net short-term or long-term capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the portfolio turnover rate in each Fund's initial fiscal year will not exceed 75%, with the exception of Emerging Markets Income Fund, which may exceed 100%.

The table below shows total brokerage commissions paid by each Fund for the most recent fiscal period and the percentage thereof that was allocated to firms based upon research information provided.



                                                                            Total
                                                                          Brokerage
                                                  Total Brokerage        Commissions       Total Amount of       Percentage
                                                    Commissions        Paid to Firms        Commissions         Allocated to
                                                      Paid in             Based on            Paid to          Firms Based on
                     Fund                            Fiscal 1998*         Research            Affiliates           Research
----------------------------------------------------------------------------------------------------------------------------------
Global Blue Chip Fund                                $23,222                $20,993                $0                  90%
Emerging Markets Growth Fund                         $14,700                $14,077                $0                  96%
Latin America Fund                                   $ 5,941                $5,881                 $0                  99%

* For the period from commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund) to October 31, 1998

         For Global Blue Chip Fund, for the fiscal year ended October 31, 1999, $454,169 (89.11% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $465,504,428 of which $390,035,622 (83.79% of all brokerage transactions) were transactions which included research commissions.

         For Emerging Markets Growth Fund, for the fiscal year ended October 31, 1999, $24,360 (89.42% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $5,627,307 of which $4,819,817 (85.65% of all brokerage transactions) were transactions which included research commissions.

         For Latin America Fund, for the fiscal year ended October 31, 1999, $7,658 (87.65% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $3,792,518 of which $3,152,345 (83.12% of all brokerage transactions) were transactions which included research commissions.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), Two International Place, Boston, Massachusetts, is each Fund's investment manager.

This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Adviser's predecessor entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to investment management agreements, the Adviser acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of directors (except those who are affiliates of the Adviser), independent auditors, counsel, custodian and transfer agent, and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of a Fund's shares for sale under the securities laws of the various states.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. These agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at special meetings held in December 1998.

Each investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to the Fund.

The Investment Management Agreements (the "Agreements") between the Corporation, on behalf of each Fund, and the Adviser were approved by the Directors of the Corporation on September 22, 1998. Each Agreement is dated September 7, 1998 and will continue in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Directors or of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

Under each Agreement, the Adviser provides the particular Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish. The Adviser also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of a Fund.

The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

The Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Corporation, the services of such Directors, officers and employees of the Adviser as may duly be elected officers or Directors of the Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Corporation's office space and facilities.

The Funds each pay the Adviser an investment management fee, payable monthly, at the annual rates shown below.

Global Blue Chip Fund........................   1.00% for the first $250 million
                                                0.95% for the next $750 million
                                                0.90% over $1 billion
Emerging Markets Growth Fund.................   1.25%
Latin America Fund...........................   1.25% for the first $250 million
                                                1.20% for the next $750 million
                                                1.15% over $1 billion

For a one-year period ending on December 31, 2000, the Adviser has agreed to maintain its annual management fee for each Fund at the following rates:


Global Blue Chip Fund...........................................          1.00.%

Emerging Markets Growth Fund....................................          1.25.%
Latin America Fund..............................................           1.25%


The expenses of each Fund, and of other investment companies investing in foreign securities can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

Under the Agreement each Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; fees and expenses of each Fund's accounting agent; brokers' commissions; legal, auditing and accounting expenses; the fees and expenses of the Transfer Agent; and any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholder meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors with respect thereto. The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

Each Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of a particular Fund for portfolio pricing services, if any.

In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Corporation have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at each Fund's expense.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Directors of the Corporation may have dealings with the Corporation as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Corporation.

Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of each Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Adviser may serve as adviser to other funds with similar investment objectives and policies to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a subsidiary of the Adviser, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by KDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the distribution agreement, or a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. The distribution agreement may be amended for a class by the Board of Directors in the manner described above with respect to the continuation of the distribution agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a class by class basis.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase and Redemption of Shares," KDI retains the sales charge upon the purchase of shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of each Fund's Class A shares.


The  following  information  concerns  the  underwriting   commissions  paid  in
connection with each Fund's Class A shares for the fiscal period ended October 31, 1998 and 1999:


                                                                                    Commissions             Commissions
                                                            Commissions            Allowed by KDI            Paid to KDI
                Fund                    Fiscal Year       Retained by KDI             to Firms            Affiliated Firms
-------------------------------------- --------------- ----------------------- ----------------------- -----------------------

Global Blue Chip Fund                      1998*              $3,024                  136,361                    0
                                           1999               $6,328
Emerging Markets Growth Fund               1998*              $1,066                   13,730                    0
                                           1999                 $843

Latin America Fund                         1998*                $129                    3,103                    0
                                           1999                 $283


* For the period from commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund) to October 31, 1998.


Rule 12b-1 Plans. The Fund has adopted, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class B and Class C shares. Since each Fund's 12b-1 Plan (the "Plan") provides for fees payable as an expense of each of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, each agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of the investment and may cost more than other types of sales charges. As of December 31, 1999, each Fund's Plan has been separated from its distribution agreement

Class B Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of each Fund's average daily net assets attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase and Redemption of Shares - Contingent Deferred Sales Charge Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under each Plan, KDI receives a fee from each Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares Contingent Deferred Sales Charges - Class C Shares."

If the Plan for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Expenses of the Fund and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the period ended October 31, 1999 are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.




                                                                                     Distribution
                                Distribution        Contingent       Commissions     Fees Paid by
                               Fees Paid by      Deferred Sales        Paid by      Underwriter to
                     Fiscal      Fund to        Charges Paid to     Underwriter to     Affiliated
      Fund            Year*    Underwriter**       Underwriter          Firms            Firms
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------------------------------

Global Blue Chip        1999        39,778         10,159             121,886              0
Fund

International           1999        13,976         14,508             21,754               0
Growth and
Income Fund

Emerging Markets        1999        8,130          374                78,442               0
Income Fund

Emerging Markets        1999        7,238          2,287              24,722               0
Growth Fund

Latin America           1999        3,404          1,939              7,458                0
Fund


                                             Other Distribution Expenses Paid by Underwriter

                                   Advertising                                    Misc.
                     Fiscal            and        Prospectus   Marketing and    Operating    Interest
       Fund           Year*         Literature     Printing    Sales Expenses   Expenses      Expense
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------------------------------
Global Blue Chip        1999           9,074         682           24,791          8,865        18,243
Fund

International           1999           2,629         149           6,412           7,727        12,616
Growth and
Income Fund

Emerging Markets        1999           3,402         262           9,317           3,127        3,063
Income Fund

Emerging Markets        1999           1,274         80            3,395           6,171        6,622
Growth Fund

Latin America           1999           655           40            1,724           5,899        5,410
Fund





                                                                                     Distribution
                                Distribution        Contingent       Commissions     Fees Paid by
                               Fees Paid by      Deferred Sales        Paid by      Underwriter to
                     Fiscal      Fund to        Charges Paid to     Underwriter to     Affiliated
      Fund            Year*    Underwriter**       Underwriter          Firms            Firms
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------------------------------

Global Blue Chip        1999       10,387             777                11,880            0
Fund

International           1999       3,504              264                3,032             0
Growth and
Income Fund

Emerging Markets        1999       1,085              355                2,352             0
Income Fund

Emerging Markets        1999       2,750              135                2,683             0
Growth Fund

Latin America           1999       523                64                 672               0
Fund



                                Advertising                                    Misc.
                    Fiscal          and        Prospectus   Marketing and    Operating    Interest
       Fund           Year*      Literature     Printing    Sales Expenses   Expenses      Expense
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------------------------------

Global Blue Chip        1999        3,337         256           9,161          4,366        1,980
Fund

International           1999        819           49            2,098          3,956        1,184
Growth and
Income Fund

Emerging Markets        1999        1,012         88            2,743          2,302        972
Income Fund

Emerging Markets        1999        425           19            1,059          4,253        1,491
Growth Fund

Latin America           1999        511           9             420            2,745        2,116
Fund

* For the period from commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund) to October 31, 1999

** Amounts shown reflect fee waiver in effect.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. For the services under the administrative agreement, each Fund's pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of Class A, B and C shares of each Fund.


         KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI pays these firms based on assets of Fund accounts the firms service. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or each Fund. Firms to which service fees may be paid may include affiliates of KDI. The administrative services fee may be increased to an annual rate of 0.25% of average daily net assets of any class of the Corporation in the discretion of the Board of Directors and without shareholder approval.

         KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% (0.10% for Class A shares acquired prior to October1, 1993) based upon Fund assets in accounts for which a firm provides administrative services and, effective January 1, 2000, at the annual rate of 0.15% (0.10%for Class A shares acquired prior to October 1, 1993) based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of each Fund, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Fund assets in the future. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.


Certain directors or officers of the Corporation are also directors or officers of the Adviser or KDI, as indicated under "Officers and Directors."


The funds incurred no administrative services fees for the period ended October 31, 1998, after fee waivers by the Adviser. During the period ended October 31, 1998, KDI paid fees to various firms in the following amounts: $9,416, $1,557, and $1228 for Global Blue Chip Fund, , Emerging Markets Growth Fund and Latin America Fund, respectively. For Global Blue Chip Fund, the Fund incurred no administrative services fees for the period ended October 31, 1999, after an expense reduction by Scudder Kemper. For Emerging Markets Growth Fund, the Fund incurred no administrative services fees for the period ended October 31, 1999, after an expense reduction by Scudder Kemper of $7,156. For Latin America Fund, the Fund incurred administrative services fees of $429, after an expense reduction of $4,309, all of which was unpaid at October 31, 1999. For Global Blue Chip Fund, during the period ended October 31, 1999, KDI paid fees to various firms in the amount of $40,814.



Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of each Fund and maintaining all accounting records related thereto

Each Fund pays Scudder Fund Accounting Corporation an annual fee of 0.065% on the first $150 million, 0.04% on the next $850 million, and 0.02% over $1 billion. Emerging Markets Income Fund pays an annual fee of 0.08% on the first $150 million, 0.06% on the next $850 million and 0.04% over $1 billion. The minimum on all funds is $50,000. There is a 1.66% multi-class premium imposed on asset fees for these funds.

The funds incurred no accounting fees for the period ended October 31, 1998, after fee waivers by the Adviser in the following amounts: $41,667 for Global Blue Chip Fund, , $41,667 for Latin American Fund; and $48,584for Emerging Markets Growth Fund, respectively. For Global Blue Chip Fund, the fund incurred $3,923 of accounting fees for the period ended October 31, 1999, after a fee reduction of $46,690 by Scudder Kemper. For Latin American Fund, the fund incurred no accounting fees for the year ended October 31, 1999, after a fee reduction of $50,006. For Emerging Markets Growth Fund, the fund incurred no accounting fees for the period ended October 31, 1999, after a fee reduction of $50,001 by Scudder Kemper.



CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of each Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Pursuant to a services agreement between the Fund and Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, a subsidiary of the Adviser, KSvC serves as "Shareholder Service Agent" of the Funds and, as such, performs all of the duties as transfer agent and dividend-paying agent for each Fund's Class A, B and C shares. KSvC receives as transfer agent the following: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account, plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B Shares only) and out-of- pocket expense reimbursement; and, effective January 1, 1999 (for all funds except Emerging Markets Income Fund), annual account fees of $10.00 ($18.00 for retirement accounts), plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement; and, for Emerging Markets Income Fund, annual account fees of $14.00 ($23.00 for retirement accounts), plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.05% and out-of-pocket reimbursement. For a description of transfer agent and shareholder service agent fees payable to KSvC and the Shareholder Service Agent, see "Investment Manager and Underwriter".


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. Each Fund's independent auditors, Ernst & Young, LLP, 233 South Wacker Drive, Chicago, Illinois 60606,, audit and report on each Fund's annual financial statements, review certain regulatory reports and each Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by a Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


PURCHASE, REDEMPTION and repurchase OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                Annual 12b-1 Fees
--------------------------------------------------------------------------------


                                                             (as a % of average daily
                                Sales Charge                         net assets)                    Other Information
                 ---------------------------------------------------------------------------------------------------------------
Class A          Maximum initial sales charge of 5.75% of                None              Initial sales charge waived or
                 the public offering price                                                 reduced for certain purchases^(1)

Class B          Maximum contingent deferred sales charge               0.75%              Shares convert to Class A shares
                 of 4% of redemption proceeds; declines to                                 six years after issuance
                 zero after six years

Class C          Contingent deferred sales charge of 1% of              0.75%              No conversion feature
                 redemption proceeds for redemptions made
                 during first year after purchase


-------------------

(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed during the second year of purchase.

The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).


Initial Sales Charge Alternative -- Class A Shares --The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.



                                                                                       Sales Charge         Portion Allowed by
                                                                    As a                   As a            KDI to Dealers as a
                                                               Percentage of           Percentage of          Percentage of
                      Amount of Purchase                       Offering Price        Net Asset Value*         Offering Price
    -----------------------------------------------------------------------------------------------------------------------------

       Less than $50,000...................................           5.75%                    6.10%                   5.20%
       $50,000 but less than $100,000......................           4.50                     4.71                    4.00
       $100,000 but less than $250,000.....................           3.50                     3.63                    3.00
       $250,000 but less than $500,000.....................           2.60                     2.67                    2.25
       $500,000 but less than $1 million...................           2.00                     2.04                    1.75
       $1 million and over.................................           0.00**                   0.00**                  ***

*        Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***      Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Funds listed under "Special Features - Class A Shares Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares_Contingent Deferred Sales Charge_Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

As of February 1, 1996, Class A shares of a Fund or any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.



Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative - Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge - Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when the shares have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares - Contingent Deferred Sales Charge - Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing. including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors (the "Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class of each Fund is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. A Fund may waive the minimum for purchases by directors, directors, officers or employees of a Fund or the Adviser and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a

Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of the particular class of the Fund. Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies of scale in sales and sales-related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange, Inc. (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund' investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.

The conversion of Class B shares of a Fund to Class A shares of a Fund may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to a Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Shareholders can request the following telephone privileges: EXPRESS-Transfer transactions (see "Special Features"), expedited wire transfer redemptions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders , provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS- Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a class of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. No Fund is responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge - Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge - Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                                                             Contingent Deferred
Year of Redemption After Purchase                               Sales Charge
--------------------------------------------------------------------------------
First...................................................             4%
Second..................................................             3%
Third...................................................             3%
Fourth..................................................             2%
Fifth...................................................             2%
Sixth...................................................             1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features
- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge - Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features - Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after

December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Fund listed under "Special Features - Class A Shares -
Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Funds. A shareholder of a Fund or other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares - Initial Sales Charge Alternative - Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of a Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Funds listed under "Special Features - Class A Shares - Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features - Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in shares of a Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES



Class A Shares -- Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper Europe Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income And Capital Preservation Fund, Kemper
Intermediate Municipal Bond, Kemper International Fund, Kemper International Growth and Income Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Target 2010 Fund, Kemper Retirement Fund --
Series II, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund,

Kemper Small Cap Relative Value Fund, Kemper Strategic Income Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities
Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman High Return Equity Fund, Kemper-Dreman Financial Services Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.





Class A Shares - Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.


Class A Shares - Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares - Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features- Class A Shares - Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Fund listed under "Special Features - Class A Shares - Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). Effective June 1, 1999, each fund reserves the right to invoke the 15-Day Hold Policy for accounts of $1,000,000 or less if, in the investment manager's judgement, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and, therefore, may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange

Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in New York, Connecticut, New Jersey and Pennsylvania. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares - General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

         o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

         o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

         o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisers before establishing a retirement plan.

NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The National

Association of Securities Dealers Automated Quotation , ("Nasdaq") System, is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.


If, in the opinion of the Valuation Committee of the Board of Directors, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.


Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")


Each of Emerging Markets Growth Fund, Global Blue Chip Fund and Latin America Fund normally distributes annual dividends of net investment income. Any net realized short-term and long-term capital gains for the Funds are distributed at least annually. Income and capital gain dividends of a Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually before the end of each Fund's fiscal year on October 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

         (1) To receive dividends from income and short-term capital gain in cash and net capital gain dividends in shares of the same class at net asset value; or

         (2) To receive income and capital gain dividends in cash.


         Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features -Class A Shares - Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, each Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gains in excess of net long-term capital losses).


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains , will be able to claim a relative share of federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.


Dividends from domestic corporations may comprise some part of the gross income of Global Blue Chip Fund, International Growth and Income Fund, Emerging Markets Growth Fund and Latin America Fund. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains , regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Each Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax return form and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes related primarily to investment income) Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities as foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days. (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on a Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Fund is not a taxable transaction for a Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. A Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.

Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to a Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of a Fund which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund level. In addition, if a Fund invest in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction received by corporations.



Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss held by the shareholder as a capital asset, and may be long-term or short-term depending upon the shareholder's holding period for the shares. A shareholder who has redeemed shares of a Fund or any other Kemper Mutual Fund (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption. If redeemed shares were held less than 91 days, then the lesser of
(a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and disposition of Fund shares. Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

RETIREMENT PLANS

Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

Individual Retirement Accounts. One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may make a contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches age 70 1/2. The contribution will be fully deductible if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. If an individual is (or has a spouse who is) an active participant in an employer-sponsored retirement plan , the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (or, if married filing jointly, the couple's) adjusted gross income for the year. Even if an individual's contributions to an IRA for a taxable year are not deductible, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. A higher-earning spouse also may contribute up to $2,000 per year to the lower-earning spouse's own IRA, whether or not the lower-earning spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least equal to the combined amount of the spouses' IRA contributions for the year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan may be rolled over into a traditional IRA, also.

With a Roth  IRA,  an  individual  may make  only  nondeductible  contributions;
contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's adjusted gross income for the year is less than $95,000 ,or, if married filing jointly, the couple's adjusted gross income is less than $150,000. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons, and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. No distributions are required to be taken prior to the death of the original account holder. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four-year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (post-secondary) educational institution. An individual may contribute to an education IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will be taxable. Other withdrawals will be subject to tax.

In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRAs) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the record keeping and testing requirements applicable to qualified plans.

Qualified Retirement Plans. Fund shares also may be held in profit sharing, money purchase pension, and 401(k) plan accounts. An employer, whether a corporation, partnership or other kind of business entity, generally may maintain one or more qualified retirement plans for its employees. These plans, which are qualified plans under Code Section 401(a), are subject to numerous rules relating to such matters as the maximum contribution that can be allocated to participant's accounts, nondiscrimination, and distributions from the plan, as well as being subject in many cases to the fiduciary duty and other provisions of the Employee Retirement Income Securities Act of 1974, as amended. Businesses considering adopting a qualified retirement plan are encouraged to seek competent professional advice before adopting one of these plans.

403(b) Plan Accounts. Fund shares also may be purchased as an investment for Code Section 403(b)(7) custodial accounts. In general, employees of tax-exempt organizations described in Code Section 501(c)(3) and of public school systems are eligible to participate in 403(b) accounts. These arrangements may permit employer contributions and/or employee salary reduction contributions, and are subject to rules relating to such matters as the maximum contribution than can be made to a participant's account, nondiscrimination, and distributions from the account.

General Information. Please call the Fund to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for Class A, Class B, Class C and Class I shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

 A Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class. The Adviser has agreed to a reduction of its management fee for each Fund to the extent specified in the prospectus. See "Investment Manager and Underwriter." This fee reduction will improve the performance results of a Fund.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B shares of a Fund for periods over six years will reflect conversion of such shares to Class A of that Fund shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

                  Average Annual Total Return = (ERV/P)^1/n - 1

                  Where:

                  P        =        a hypothetical initial investment of $1,000
                  n        =        Number of years
                  ERV      =        Ending  redeemable  value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.




                                       Average Annual Total Return for Periods Ended October 31,


                     Fund                            Class A Shares            Class B Shares             Class C Shares

Global Blue Chip Fund

One Year                                                  9.60%                      12.10%                     15.19%

Life of the Fund*                                         9.32%                      10.32%                     11.92%

Emerging Markets Growth Fund

One Year                                                 14.61%                      17.54%                     20.49%

Life of the Fund*                                        -3.28%                      -2.65%                     -0.88%

Latin America Fund
One Year                                                  5.51%                       8.02%                     11.02%
Life of the Fund*                                         -10.72%                     -10.08%                     -8.57%


* Since the Funds' commencement of operations on December 31, 1997 (January 8, 1998, in the case of Emerging Markets Growth Fund).

Note: If the Adviser had not maintained expenses, the total returns would have been lower.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for a Fund's "Financial Highlights" table in each Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of a Fund's Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for a Fund's Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The yields are shown below based upon the one-month period ended October 31, 1999:

A Fund's yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[((a - b)/cd + 1)6 - 1]

                  Where:

                A        =         Dividends  and  interest  earned  during the
                                    period,  including  amortization  of  market
                                    premium or accretion of market discount
                B        =          Expenses  accrued  for  the  period  (net of
                                    reimbursements)
                C        =          the   average   daily   number   of   shares
                                    outstanding  during  the  period  that  were
                                    entitled to receive dividends
                D        =          the maximum  offering price per share on the
                                    last day of the period

Each Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of a Fund's Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of a Fund's Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of a Fund are redeemable at the then current net asset value, which may be more or less than original cost.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of a Fund will fluctuate.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

OFFICERS AND DIRECTORS

The officers and directors of the Corporation, their birth dates, their principal occupations and their affiliations, if any, with the Adviser, and KDI, the principal underwriter, are listed below. All persons named as directors also serve in similar capacities for other funds advised by the Adviser:



MARK  S.  CASADY  (9/21/60)*   President,   Two  International   Place,  Boston,
Massachusetts, Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

JAMES E. AKINS (10/15/26) Director (15), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.


JAMES R. EDGAR (07/22/46) Director, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; formerly, Governor of the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK (2/13/25) Director (15), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelly Corp; formerly, attorney.


FREDERICK T. KELSEY (4/25/27) Director (15), 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds, formerly, Trustee of the Pilot Funds.


THOMAS W. LITTAUER (4/26/55)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


FRED B. RENWICK (2/1/30) Director (15), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.


KATHRYN L. QUIRK (12/3/52)*, Director and Vice President, 345 Park Avenue, New York, New York; Managing Director, Adviser


JOHN G. WEITHERS (8/8/33) Director (15), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University.

PHILIP J. COLLORA (11/15/45)* Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

JOYCE E. CORNELL (3/26/44)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.

DIEGO ESPINOSA (6/30/62)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

JOAN R. GREGORY (8/4/45)* Vice President, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper Investments, Inc.

TARA C. KENNEY (10/7/60)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

ANN M. McCREARY (11/6/56)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

SHERIDAN P. REILLY (2/27/52)* Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

M. ISABEL SALTZMAN (12/22/54)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.




WILLIAM F. TRUSCOTT (9/14/60)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.


LINDA J. WONDRACK (9/12/64)* Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


JOHN  R.  HEBBLE  (6/27/58)*,   Treasurer,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63)*, Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser

MAUREEN E. KANE (2/14/62)*, Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE PEARSON (4/1/62)*, Assistant Secretary, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads


*  Interested persons of the Corporation as defined in the 1940 Act.

Compensation of Officers and Directors

The Directors and Officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those Directors who are not designated "interested persons" by the Corporation, during the 1999 fiscal year.



                                                          Aggregate
                                                        Compensation
                                                    From all Funds in the                                     Total
                                                       Kemper Global/                                      Compensation
                                                    International Series,     Total Compensation         From Kemper Fund
                                                      Inc., Except for        from Growth Fund of        Complex Paid to
              Name of Board Member                  Growth Fund of Spain             Spain              Board Members (1)
-------------------------------------------------- ------------------------ ------------------------ -------------------------

James E. Akins.....................                $5,800                   $8,200                   $168,700

James R. Edgar(2)                                  $5,000                   $1,700                   $84,600
Arthur R. Gottschalk(3)................            $6,700                   $8,300                   $166,600

Frederick T. Kelsey................                $6,700                   $8,300                   $168,700


Fred B. Renwick....................                $5,600                   $8,100                   $168,700

John G. Weithers...................                $5,700                   $8,200                   $171,200






(1) Includes compensation for service on the boards of 17 Kemper funds with 51 portfolios. Each board member currently serves as a board member of 17 Kemper Funds with 51 fund portfolios.

(2)      Appointed as director on May 27, 1999

(3) Includes deferred fees and interest thereon pursuant to deferred agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts and interest accrued for the latest fiscal year for Growth Fund of Spain amounted to $25,000 for Mr. Gottschalk.


As of January 29, 2000, the Directors and Officers as a group owned less than 1% of each Fund's shares, and the following entities owned of record greater than 5% of the outstanding shares of a particular class of each Fund:



Kemper Global Blue Chip Fund

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.     A                                   5.94
FBO Delores Parson
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  A                                   8.28
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          B                                   6.85
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
John E. Susong                        C                                   5.95
C/O Pension Consulting Services
1315 Corporate Drive
Hudson, OH  44236
------------------------------------- ----------------------------------- -----------------------------------


Kemper Emerging Markets Growth Fund
------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.     A                                   6.60
FBO Edward Ryan, Jr.
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Bernard Brodwin & Ann Marie           A                                   7.30
------------------------------------- ----------------------------------- -----------------------------------



------------------------------------- ----------------------------------- -----------------------------------
Gonera, JTWROS for Ann Marie Gonera   POA
9031 Whitney Av.
Flushing, NY  11373
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          A                                   5.29
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  A                                   18.46
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.     B                                   9.20
FBO Michael Loper
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          B                                   15.81
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
First Union Securities                B                                   6.18
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------------------- -----------------------------------
Talaris Systems Inc. 401K             C                                   5.83
FBO Gail McBeth-Wall
10575 Rock Creek Drive
San Diego, CA  92131
------------------------------------- ----------------------------------- -----------------------------------
Merrill, Lynch, Pierce, Fenner &      C                                   8.07
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------------------- -----------------------------------
Wick's Truck Trailers Inc. 401K       C                                   12.43
FBO Gail Wickersham
16725 H. Circle
Oamah, NE 68135
------------------------------------- ----------------------------------- -----------------------------------
Terry & Donna Sanchex, JTWROS         C                                   22.37
1852 Samarkand Road
Glendale, CA  91208
------------------------------------- ----------------------------------- -----------------------------------


Kemper Latin America Fund
------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  A                                   50.18
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Gary Strausberg                       B                                   15.43
2204 Rogene Road
Baltimore, MD  21209
------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  B                                   18.25
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Robert & Maureen Malone, JTWROS       B                                   9.62
3044 W. 100th Place
Evergreen Park, IL  60805
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette          C                                   41.41
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------------------- -----------------------------------
SSC Investment Corp.                  C                                   7.08
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------------------- -----------------------------------
Investor's Fiduciary Trust            C                                   7.17
For IRA of William Miller
7777 Coldstream Woods Drive
Cincinnati, OH 45255
------------------------------------- ----------------------------------- -----------------------------------
Retirement Accounts & Co.             C                                   9.12
Cust. For IRA of Alice Thornton Bell
P.O. Box 173785
Denver, Co  80217
------------------------------------- ----------------------------------- -----------------------------------



SHAREHOLDER RIGHTS

The Funds are series of the Corporation, an open-end management investment company registered under the 1940 Act. The Corporation was organized as a corporation under the laws of Maryland on October 2, 1997.

The Corporation may issue an indefinite amount of shares of capital stock, all having $.001 par value, which may be divided by the Board of Directors into classes of shares. Initially, 100,000,000 shares were classified for each, at that time, of the Corporation's five series. Currently, each Fund offers three classes of shares. These are Class A, Class B and Class C shares. The Board of Directors may authorize the issuance of additional classes and additional series or Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Since the Corporation may offer multiple Funds, each is known as a "series company." Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. Each Fund's activities are supervised by the Corporation's Board of Directors. The Corporation is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Each Fund's activities are supervised by the Corporation's Board of Directors. Each Fund is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies or approving an investment advisory contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

Each director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the directors.

A majority of the Directors shall be present in person at any regular or special meeting of the Directors in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Directors.

Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation's Articles of Incorporation. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Corporation's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

In the event of the liquidation or dissolution of the Corporation, shares of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not attributable to a Fund that are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Corporation.

ADDITIONAL INFORMATION

Other Information

     The CUSIP number of the Class A shares of Global Blue Chip Fund is 487916 10 8

     The CUSIP number of the Class B shares of Global Blue Chip Fund is 487916 60 3.

     The CUSIP number of the Class C shares of Global Blue Chip Fund is 487916 70 2.



     The CUSIP number of the Class A shares of Emerging Markets Growth Fund is 487916 40 5.

     The CUSIP number of the Class B shares of Emerging Markets Growth Fund is 487916 85 0.

     The CUSIP number of the Class C shares of Emerging Markets Growth Fund is 487916 84 3.

     The CUSIP  number of the Class A shares of Latin  America Fund is 487916 50
     4.

     The CUSIP  number of the Class B shares of Latin  America Fund is 487916 83
     5.

     The CUSIP  number of the Class C shares of Latin  America Fund is 487916 82
     7.

     Each Fund has a fiscal year ending October 31.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Costs of $15,000 incurred by each Fund, in conjunction with its organization, are amortized over the five year period beginning December 31, 1997.

Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, Brown Brothers Harriman & Co.

The law firm of Dechert Price & Rhoads is counsel to the Funds.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS
The financial statements, including the investment portfolios of each Fund, together with the Report of Independent Accountants, financial highlights and notes to financial statements in each Fund's Annual Report to Shareholders dated October 31, 1999, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS

                   Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          Kemper Global Blue Chip Fund
                       Kemper Emerging Markets Growth Fund
                            Kemper Latin America Fund
                Supplement to Statement of Additional Information
                               Dated March 1, 2000


The following text supplements the section entitled "Purchase of Shares" in the currently effective Statement of Additional Information:

From January 1, 2000 to April 30, 2000 ("Special Offering Period"), KDI, the principal underwriter, intends to reallow to certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allowKDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                            PART C. OTHER INFORMATION


   Item 23.      Exhibits.
   --------      ---------

                   (a)(1)                   Articles of Incorporation dated October 1, 1997.
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A which was filed on October 3, 1997.)

                   (a)(2)                   Articles of Amendment dated December 23, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (a)(3)                   Articles Supplementary Establishing the Growth Fund of Spain.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                    (b)                     By-laws.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                    (c)                     Specimen Share Certificate.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(1)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Blue Chip Fund, and Scudder Kemper Investments, Inc., dated December
                                            31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(2)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            International Growth and Income Fund, and Scudder Kemper Investments, Inc.,
                                            dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(3)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Income Fund, and Scudder Kemper Investments, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(4)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Growth Fund, and Scudder Kemper Investments, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (d)(5)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Latin America Fund, and Scudder Kemper Investments, Inc., dated December 31,
                                            1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                                       1

                   (d)(6)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Blue Chip Fund, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (d)(7)                   Investment Management Agreement between the Registrant, on behalf of
                                            Kemper International Growth and Income Fund, and Scudder Kemper Investments,
                                            Inc., dated September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (d)(8)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Income Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (d)(9)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Emerging Markets Growth Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                  (d)(10)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Latin America Fund, and Scudder Kemper Investments, Inc., dated September 7,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                  (d)(11)                   Investment Management Agreement between the Growth Fund of Spain and Scudder
                                            Kemper Investments, Inc., dated September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                  (d)(12)                   Investment Management Agreement between the Registrant, on behalf of the
                                            Growth Fund of Spain, and Scudder Kemper Investments, Inc., dated November
                                            25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                   (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (e)(2)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (e)(3)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated September 7, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                                       2

                    (f)                     Inapplicable.

                   (g)(1)                   Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                            Co., dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (g)(2)                   Custodian Agreement between The Growth Fund of Spain, Inc. and Chase
                                            Manhattan Bank, dated January 30, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                   (g)(3)                   Assignment of Custodian Agreement between The Growth Fund of Spain, Inc. and
                                            Chase Manhattan Bank to the Registrant, on behalf of the Growth Fund of
                                            Spain, dated December 11, 1998. To be filed by amendment.

                   (g)(4)                   Amendment to Custody Contract between the Registrant and State Street Bank and Trust, dated March  31, 1999, is filed herein.

                   (g)(5)                   Global Custody Agreement between the Registrant and The Chase Manhattan
                                            Bank, dated November 17, 1999, is filed herein.

                   (h)(1)                   Agency  Agreement  between the Registrant, on behalf of Kemper Global  Blue
                                            Chip Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(2)                   Agency Agreement between the Registrant, on behalf of Kemper International
                                            Growth and Income Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(3)                   Agency Agreement between the Registrant, on behalf  of Kemper Emerging
                                            Markets Income Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(4)                   Agency Agreement between the Registrant, on behalf of Kemper Emerging
                                            Markets Growth Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(5)                   Agency Agreement between the Registrant, on behalf of Kemper Latin America
                                            Fund, and Kemper Service Company, dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No.
                                             1 filed on September 14, 1998.)

                   (h)(6)                   Agency Agreement between the Registrant, on behalf of the Growth Fund of
                                            Spain, and Kemper Service Company, dated November 25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                   (h)(7)                   Supplement to all Agency Agreements.


                                       3

                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4, filed on February 26, 1999)

                   (h)(8)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Global Blue Chip Fund, and Kemper Distributors, Inc., dated December
                                            31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                   (h)(9)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper International Growth and Income Fund, and Kemper Distributors, Inc.,
                                            dated December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                  (h)(10)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Emerging Markets Income Fund, and Kemper Distributors, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                  (h)(11)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Emerging Markets Growth Fund, and Kemper Distributors, Inc., dated
                                            December 31, 1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                  (h)(12)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Latin America Fund, and Kemper Distributors, Inc., dated December 31,
                                            1997.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)

                  (h)(13)                   Administrative  Services Agreement between the Registrant, on behalf of
                                            Growth Fund of Spain, and Kemper Distributors, Inc., dated November 25,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                  (h)(14)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Growth Fund of Spain, and Scudder Fund Accounting Corporation, dated
                                            November 25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                  (h)(15)                   Fund Accounting Services  Agreement Fee Schedule to Fund  Accounting
                                            Services Agreement between the Registrant, on behalf of Growth Fund of
                                            Spain, and Scudder  Fund Accounting Corporation, dated November 25, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on November 27, 1998.)

                  (h)(16)                   Agreement and Plan of Reorganization between the Registrant, on behalf of the Growth Fund of Spain, and The Growth Fund of Spain, Inc, dated September
                                            11, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4,

                                       4

                                            filed on February 26, 1999)

                    (i)                     Opinion of Counsel is filed herein.

                    (j)                     Consent and Report of Independent Auditors is filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Global Blue Chip
                                            Fund (Class B shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (m)(2)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Global Blue Chip
                                            Fund (Class C shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (m)(3)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper International
                                            Growth and Income Fund (Class B shares), and Kemper Distributors, Inc. dated
                                            August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (m)(4)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper International
                                            Growth and Income Fund (Class C shares), and Kemper Distributors, Inc. dated
                                            August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (m)(5)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Income Fund (Class B shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (m)(6)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Income Fund (Class C shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (m)(7)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Growth Fund (Class B shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                   (m)(8)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Emerging Markets
                                            Growth Fund (Class C shares), and Kemper Distributors, Inc. dated August 1,
                                            1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3


                                       5

                                            filed on December 29, 1998.)

                   (m)(9)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Latin America
                                            Fund (Class B shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                  (m)(10)                   Rule 12b-1 Plan between the Registrant, on behalf of Kemper Latin America
                                            Fund (Class C shares), and Kemper Distributors, Inc. dated August 1, 1998.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on December 29, 1998.)

                  (m)(11)                   Rule 12b-1 Plan between the Registrant, on behalf of the Growth Fund of
                                            Spain (Class B shares), and Kemper Distributors, Inc.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on February 26, 1999)

                  (m)(12)                   Rule 12b-1 Plan between the Registrant, on behalf of the Growth Fund of
                                            Spain (Class C shares), and Kemper Distributors, Inc.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on February 26, 1999)

                    (n)                     Inapplicable.

                    (o)                     Kemper Mutual Funds Multi-Distribution System Plan.
                                            (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on September 14, 1998.)


Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction

Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*


                                       7

                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg,  R.C.
                  Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O.  Box 309,  Upland  House,  S. Church St.,  Grand  Cayman,
                  British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------
         James L. Greenawalt               President

         Thomas W. Littauer                Director, Chief Executive Officer       Director and Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Trustee, Director and Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President

         Michael E. Harrington             Vice President

         Robert A. Rudell                  Vice President

         William M. Thomas                 Vice President

         Todd N. Gierke                    Assistant Treasurer

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary

         Diane E. Ratekin                  Assistant Secretary

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of the Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; in the case of records concerning custodial functions, at the offices of the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (for Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper Global Blue Chip Fund, Kemper International Growth and Income Fund, and Kemper Latin America Fund), The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245 (for Growth Fund of Spain); or, in the case of records concerning transfer agency and shareholder servicing functions, at the offices of Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 28th day of February 28, 2000.

                                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.


                                    By  /s/Mark S. Casady
                                        -------------------------
                                        Mark S. Casady, President



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 28, 2000 on behalf of the following persons in the capacities indicated.


   SIGNATURE                                        TITLE
   ---------                                        -----

   /s/James E. Akins
   -------------------------------------------
   James E. Akins*                                  Trustee

   /s/James R. Edgar
   -------------------------------------------
   James R. Edgar**                                 Trustee

   /s/Arthur R. Gottschalk
   -------------------------------------------
   Arthur R. Gottschalk *                           Trustee

   /s/Frederick T. Kelsey
   -------------------------------------------
   Frederick T. Kelsey *                            Trustee

   /s/Kathryn L. Quirk
   -------------------------------------------
   Kathryn L. Quirk*                                Trustee

   /s/Fred B. Renwick
   -------------------------------------------
   Fred B. Renwick *                                Trustee

   /s/John G. Weithers
   -------------------------------------------
   John D. Weithers*                                Trustee

   /S/John R. Hebble
   -------------------------------------------
   John R. Hebble                                   Treasurer (Principle Financial and
                                                    Accounting Officer)


By:  /S/Philip J. Collora
     --------------------
     Philip J. Collora
     * Philip J. Collora signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed on September 14, 1998 and December 29, 1999.

                                                              File No. 811-8395
                                                              File No. 333-42337


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 6
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT NO. 8

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                                  EXHIBIT INDEX

                                 Exhibit (g)(4)

                                 Exhibit (g)(5)

                                   Exhibit (i)

                                   Exhibit (j)


                                       2